                                                           FILE NOS. 333-63091
                                                                     811-7767


                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                      FORM N-4


              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                            Post-Effective Amendment No. 1


          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                  Amendment No. 7

                              SEPARATE ACCOUNT KG OF
               ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                             (Exact Name of Registrant)

               ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                (Name of Depositor)
                                 440 Lincoln Street
                                Worcester, MA 01653
                (Address of Depositor's Principal Executive Offices)
                                   (508) 855-1000
                (Depositor's Telephone Number, including Area Code)

                    Abigail M. Armstrong, Secretary and Counsel
               Allmerica Financial Life Insurance and Annuity Company
                                 440 Lincoln Street
                                Worcester, MA 01653
                 (Name and Address of Agent for Service of Process)

          It is proposed that this filing will become effective:

          __X__  immediately upon filing pursuant to paragraph (b) of Rule 485
          _____  on (date) pursuant to paragraph (b) of Rule 485
          _____  60 days after filing pursuant to paragraph (a) (1) of Rule 485
          _____  on (date) pursuant to paragraph (a) (1) of Rule 485
          _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment


                             VARIABLE ANNUITY CONTRACTS

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). No filing fee is submitted as a filing fee is not required for this type of filing.

              CROSS REFERENCE SHEET SHOWING LOCATION IN PROSPECTUS OF
                            ITEMS CALLED FOR BY FORM N-4

FORM N-4 ITEM NO.   CAPTION IN PROSPECTUS
-----------------   ---------------------
1                   Cover Page

2                   Special Terms

3                   Summary;  Annual and Transaction Expenses

4                   Condensed Financial Information;  Performance Information

5                   Description of the Companies, the Variable Account,
                    Investors Fund Series and Scudder Variable Life Investment Fund

6                   Charges and Deductions

7                   Description of the Contract

8                   Electing the Form of Annuity and Annuity Date;
                    Description of Variable Annuity Payout Options; Annuity
                    Benefit Payments

9                   Death Benefit

10                  Payments;  Computation of Values;  Distribution

11                  Surrender; Withdrawals; Texas Optional Retirement Program

12                  Federal Tax Considerations

13                  Legal Matters

14                  Statement of Additional Information - Table of Contents

FORM N-4 ITEM NO.   CAPTION IN STATEMENT OF ADDITIONAL  INFORMATION
-----------------   -----------------------------------------------
15                  Cover Page

16                  Table of Contents

17                  General Information and History

18                  Services

19                  Underwriters

20                  Underwriters

21                  Performance Information

22                  Annuity Benefit Payments

23                  Financial Statements

                          SEPARATE ACCOUNT KG
                         KEMPER GATEWAY ADVISOR
         ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

            SUPPLEMENT TO PROSPECTUS DATED DECEMBER 28, 1998

                                  ***

Effective December 29, 1998, an optional Minimum Guaranteed Annuity Payout Rider will be available under Contracts issued by Allmerica Financial Life Insurance and Annuity Company.* The following information supplements the corresponding sections of the Prospectus. Please consult the Prospectus for the full text of each supplemented section.

*Please note, the Minimum Guaranteed Annuity Payout Rider is not available in all states.

Under "5. Expenses" on page P-3 of the Profile, the following is inserted at the end of the first paragraph:

     In addition, if you elect an optional Minimum Guaranteed Annuity Payout Rider, we will deduct a charge against the accumulated value of your contract at an annual rate of 0.25% for a rider with a ten-year waiting period and at an annual rate of 0.15% for a rider with a fifteen-year waiting period and if you elect an optional Enhanced Death Benefit Rider, we will deduct a charge against the accumulated value of your contract at an annual rate of 0.25%.

Under "5. Expenses" on page P-4 of the Profile, the last sentence of the paragraph directly above the table is amended as follows:

     The chart does not reflect the optional Minimum Guaranteed Annuity Payout Rider or optional Enhanced Death Benefit Rider charges, which, if elected, would increase expenses.

Under "8. Performance" on page P-5 of the Profile, the fourth sentence of the first paragraph is amended as follows:

     They do not reflect the optional Minimum Guaranteed Annuity Payout Rider or optional Enhanced Death Benefit Rider charges, which, if elected, would reduce performance.

Under "10. Other Information" on page P-7 of the Profile, the following is inserted above "OPTIONAL ENHANCED DEATH BENEFIT RIDER:"

     OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT RIDER: This optional rider is available for a separate monthly charge. This rider guarantees you a minimum amount of fixed annuity lifetime income during the annuity payout phase, subject to certain conditions. On each contract anniversary a minimum guaranteed annuity payout benefit base is determined. This minimum guaranteed annuity payout benefit base is the value that will be annuitized should you exercise the rider. Annuitization under this rider will occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your Contract. The minimum guaranteed annuity payout benefit base is equal to the greatest of:

     (a) the accumulated value increased by any positive market value adjustment (the "accumulated value"); or
     (b) accumulated value on the effective date of the rider compounded daily at an annual rate of 5% plus gross payments made thereafter compounded daily at an annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals; or
     (c) the highest accumulated value of all contract anniversaries since the rider effective date, as determined after the accumulated value of each contract anniversary is increased for subsequent payments and decreased proportionately for subsequent withdrawals.

In the Table of Contents on page 4 of the Prospectus, the following is changed:

Under DESCRIPTION OF THE CONTRACT:
     "M. Optional Minimum Guaranteed Annuity Payout Rider" is added
     "M. NORRIS Decision" is changed to "N. NORRIS Decision"
     "N. Computation of Values" is changed to "O. Computation of Values"

Under CHARGES AND DEDUCTIONS:
"C. Optional Enhanced Death Benefit Rider Charge" is changed to "C. Optional Benefit Rider Charges"

In the Summary on page 9 of the Prospectus, the following is added to the end of the section entitled "What Happens In the Annuity Payout Phase?":

     Subject to state availability, an optional Minimum Guaranteed Annuity Payout Rider is available for a separate monthly charge. See "M. Optional Minimum Guaranteed Annuity Payout Rider" under "DESCRIPTION OF THE CONTRACT." If elected, the rider guarantees the Owner a minimum amount of fixed annuity lifetime income during the annuity payout phase, subject to certain conditions. On each Contract anniversary a Minimum Guaranteed Annuity Payout Benefit Base is determined. The Minimum Guaranteed Annuity Payout Benefit Base is the value that will be annuitized should you exercise the Rider. Annuitization under this Rider will occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your Contract. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

     (a) the Accumulated Value increased by any positive Market Value Adjustment (the "Accumulated Value"); or
     (b) Accumulated Value on the effective date of the Rider compounded daily at an annual rate of 5% plus gross payments made thereafter compounded daily at an annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals; or
     (c) the highest Accumulated Value of all Contract anniversaries since the Rider effective date, as determined after the Accumulated Value of each Contract anniversary is increased for subsequent payments and decreased proportionately for subsequent withdrawals.

     For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value determined immediately prior to the withdrawal by the following fraction:

                          amount of the withdrawal
                          ------------------------
     the Accumulated Value determined immediately prior to the withdrawal.

In the Summary on page 13 of the Prospectus, the fifth paragraph under "What Charges Will I Incur Under My Contract?" is amended as follows:

     Optional benefit riders are available for an additional charge equal to an annual rate of 0.25% for a Minimum Guaranteed Annuity Payout Rider with a ten-year waiting period, 0.15% for a Minimum Guaranteed Annuity Payout Rider with a fifteen-year waiting period and 0.25% for an Enhanced Death Benefit Rider, which is deducted on the last day of each month and on the date the rider is terminated. For more information, see "G. Death Benefit" and "M. Optional Minimum Guaranteed Annuity Payout Rider" under "DESCRIPTION OF THE CONTRACT" and see "C. Optional Benefit Rider Charges" under "CHARGES AND DEDUCTIONS."

Under "ANNUAL AND TRANSACTION EXPENSES" on page 15 of the Prospectus "Optional Rider Charge" is changed to "Optional Benefit Rider Charges" and above "Optional Enhanced Death Benefit Rider" under "Optional Benefit Rider Charges," the following is inserted:

     Optional Minimum Guaranteed Annuity Payout Rider with
       a ten-year waiting period:                                  0.25%**
     Optional Minimum Guaranteed Annuity Payout Rider with
       a fifteen-year waiting period:                              0.15%**

Under "ANNUAL AND TRANSACTION EXPENSE" on page 17 of the Prospectus, the first sentence of the second paragraph is amended as follows:

     The following examples demonstrate the cumulative expenses which would be paid by the Owner at 1-year, 3-year and 10-year intervals with and without optional benefit riders.

Under "ANNUAL AND TRANSACTION EXPENSES" on page 18 of the Prospectus, the first sentence in table (1) is amended as follows:

     (1) At the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and no optional benefit riders:

Under "ANNUAL AND TRANSACTION EXPENSES" on page 19 of the Prospectus, the first sentence in table (2) is amended as follows:

     (2) At the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and election of either an optional Enhanced Death Benefit Rider or an optional Minimum Guaranteed Annuity Payout Rider(1) with a ten-year waiting period:

Under "ANNUAL AND TRANSACTION EXPENSES" on page 19 of the Prospectus, the following is added after table (2):

     (3) At the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and the election of both an optional Enhanced Death Benefit Rider and an optional Minimum Guaranteed Annuity Payout Rider(1) with a ten-year waiting period:


                                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                               -------------------------------------------

Select Emerging Markets Fund                      $39         $119       $201        $413
Select International Equity Fund                  $31          $94       $159        $334
T. Rowe Price International Stock Portfolio       $30          $92       $156        $328
Select Aggressive Growth Fund                     $29          $89       $152        $321
Select Capital Appreciation Fund                  $30          $93       $158        $332
Select Value Opportunity Fund                     $30          $91       $155        $327
Select Growth Fund                                $29          $88       $150        $316
Select Strategic Growth Fund                      $29          $89       $152        $321
Fidelity VIP Growth Portfolio                     $26          $81       $138        $293
Select Growth and Income Fund                     $27          $83       $142        $301
Fidelity VIP Equity-Income Portfolio              $25          $77       $132        $282
Fidelity VIP High Income Portfolio                $27          $81       $139        $295
Select Income Fund                                $27          $81       $139        $295
Money Market Fund                                 $23          $71       $121        $259


     (1) If the Minimum Guaranteed Annuity Payout Rider is exercised, you may only annuitize under a fixed annuity payout option involving a life contingency at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your Contract.

Under "PERFORMANCE INFORMATION" on page 27 of the Prospectus, the first full sentence at the top of the page is amended as follows:

     The calculation has not been adjusted to reflect the deduction of the optional Minimum Guaranteed Annuity Payout Rider charge or the optional Enhanced Death Benefit Rider charge which, if elected, would reduce performance.

Under "PERFORMANCE INFORMATION" on page 27 of the Prospectus, at the end of the fourth full paragraph, the following is inserted:

     In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain Contract features.

Under "J. Electing the Form of Annuity and the Annuity Date" on page 49 of the Prospectus, the following is inserted above "K. Description of Variable Annuity Payout Options:"

     If the Owner exercises the Minimum Guaranteed Annuity Payout Rider, annuity benefit payments must be made under a fixed annuity payout option involving a life contingency and must occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Contract.

Under "L. Annuity Benefit Payments" on page 52 of the Prospectus, the following is inserted at the bottom of the page:

     If the Owner elects the Minimum Guaranteed Annuity Payout Rider, at annuitization the income provided under the Contract by applying the Accumulated Value to the current annuity factors is compared to the income provided under the Rider by applying the Minimum Guaranteed Annuity Payout Benefit Base to the guaranteed annuity factors. If annuity benefit payments under the Rider are higher, the Owner may exercise the Rider. If annuity benefit payments under the Rider are lower, the Owner may choose not to exercise the Rider and instead annuitize under current annuity factors. See "M. Optional Minimum Guaranteed Annuity Payout Rider" below.

On page 53 of the Prospectus, "M. Norris Decision" is renamed "N. Norris Decision," "N. Computation of Values" is renamed "O. Computation of Values" and the following is inserted:

     M. OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT RIDER

     Subject to state availability, an optional Minimum Guaranteed Annuity Payout Rider is available for a separate monthly charge. The Minimum Guaranteed Annuity Payout Rider guarantees a minimum amount of fixed annuity lifetime income during the annuity payout phase, subject to the conditions described below. On each Contract anniversary a Minimum Guaranteed Annuity Payout Benefit Base is determined. The Minimum Guaranteed Annuity Payout Benefit Base is the value that will be annuitized if the Rider is exercised. Annuitization under this Rider will occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Contract. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

     (a) the Accumulated Value increased by any positive Market Value Adjustment (the "Accumulated Value"); or
     (b) Accumulated Value on the effective date of the Rider compounded daily at an annual rate of 5% plus gross payments made thereafter compounded daily at an annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals; or
     (c) the highest Accumulated Value of all Contract anniversaries since the Rider effective date, as determined after the Accumulated Value of each Contract anniversary is increased for subsequent payments and decreased proportionately for subsequent withdrawals.

     For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value determined immediately prior to the withdrawal by the following fraction:

                            amount of the withdrawal
                            ------------------------
        the Accumulated Value determined immediately prior to the withdrawal

     CONDITIONS OF ELECTION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT RIDER.

     -The Owner may elect the Minimum Guaranteed Annuity Payout Rider at Contract issue or at any time thereafter, however, if the Rider is not elected within thirty days after Contract issue or within thirty days after a Contract anniversary date, the effective date of the Rider will be the following Contract anniversary date.

     -The Owner may not elect a Rider with a ten-year waiting period if at the time of election the Owner has reached his or her 78th birthday. The Owner may not elect a Rider with a fifteen-year waiting period if at the time of election the Owner has reached his or her 73rd birthday.

     CONDITIONS OF EXERCISE OF THE MINIMUM GUARANTEED ANNUITY PAYOUT RIDER.

     -The Owner may only exercise the Minimum Guaranteed Annuity Payout Rider within thirty days after any Contract anniversary following the expiration of a ten or fifteen-year waiting period from the effective date of the Rider.

     -The Owner may only annuitize under a fixed annuity payout option involving a life contingency as provided under "K. Description of Variable Annuity Payout Options."

     -The Owner may only annuitize at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Contract.

     TERMINATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT RIDER.

     -The Owner may not terminate the Minimum Guaranteed Annuity Payout Rider prior to the seventh Contract anniversary after the effective date of the Rider, unless such termination occurs on or within thirty days after a Contract anniversary and in conjunction with the purchase of a Minimum Guaranteed Annuity Payout Rider with a waiting period of equal or greater length at its then current price, if available.

     -After the seventh Contract anniversary from the effective date of the Rider the Owner may terminate the Rider at any time.

     -The Owner may repurchase a Rider with a waiting period equal to or greater than the Rider then in force at the new Rider's then current price, if available, however, repurchase may only occur on or within thirty days of a Contract anniversary.

     -Other than in the event of a repurchase, once terminated the Rider may not be purchased again.

     -The Rider will terminate upon surrender of the Contract or the date that a death benefit is payable if the Contract is not continued under "H. The Spouse of the Owner as Beneficiary" (see "DESCRIPTION OF THE CONTRACT").

     From time to time the Company may illustrate minimum guaranteed income amounts under the Minimum Guaranteed Annuity Payout Rider for individuals based on a variety of assumptions, including varying rates of return on the value of the Contract during the accumulation phase, annuity payout periods, annuity payout options and Minimum Guaranteed Annuity Payout Rider waiting periods. Any assumed rates of return are for purposes of illustration only and are not intended as a representation of past or future investment rates of return.

     For example, the illustration below assumes an initial payment of $100,000 for an Owner age 60 (at issue) and exercise of a Minimum Guaranteed Annuity Payout Rider with a ten-year waiting period.
     The illustration assumes that no subsequent payments or withdrawals are made and that the annuity payout option is a Life Annuity With Payments Guaranteed For 10 Years. The values below have been computed based on a 5% rate of return and are the guaranteed minimums that wold be received under the Minimum

     Guaranteed Annuity Payout Rider. The minimum guaranteed benefit base amounts are the values that will be annuitized. Minimum guaranteed annual income values are based on a fixed annuity payout.

                                                    Minimum
                   Contract         Minimum        Guaranteed
                  Anniversary      Guaranteed        Annual
                  at Exercise     Benefit Base     Income (1)
                  -----------     ------------     ----------
                      10            $162,889          $12,153
                      15            $207,892          $17,695


     (1) Other fixed annuity options involving a life contingency other than Life Annuity With Payments Guaranteed for 10 Years are available. See "K. Description of Variable Annuity Payout Options."

      The Minimum Guaranteed Annuity Payout Rider does not create Accumulated Value or guarantee performance of any investment option. Because this Rider is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Accumulated Value at current annuity factors. Therefore, the Rider should be regarded as a safety net. As described above, withdrawals will reduce the Benefit Base.

Under "CHARGES AND DEDUCTIONS" on page 56 of the Prospectus, "C. Optional Enhanced Death Benefit Rider Charge" is renamed "C. Optional Benefit Rider Charges" and is amended as follows:

      C. OPTIONAL BENEFIT RIDER CHARGES

      Subject to state availability, the Company offers optional benefit riders that may be elected by the Owner. A separate monthly charge is made for each rider selected. On the last day of each month and on the date the rider is terminated, a charge equal to 1/12th of an annual rate (see table below) is made against the Accumulated Value of the Contract at that time. The charge is made through a pro-rata reduction of the Accumulated Value of the Sub-Accounts, the Fixed Account and the Guarantee Period Accounts (based on the relative value that the Accumulation Units of the Sub-Accounts, the dollar amounts in the Fixed Account and the dollar amounts in the Guarantee Period Accounts bear to the total Accumulated Value).

      The applicable charge is assessed on the Accumulated Value on the last day of each month and on the date the rider is terminated, multiplied by 1/12th of the following annual percentage rates:

            Minimum Guaranteed Annuity Payout Rider with
             ten-year waiting period.............................. 0.25%
            Minimum Guaranteed Annuity Payout Rider with
             fifteen-year waiting period.......................... 0.15%
            Enhanced Death Benefit Rider.......................... 0.25%


      For a description of the Enhanced Death Benefit Rider, see "G. Death Benefit" and for a description of the Minimum Guaranteed Annuity Payout Rider, see "M. Optional Minimum Guaranteed Annuity Payout Rider," under "DESCRIPTION OF THE CONTRACT," above.



Supplement dated December 29, 1998.

ALLMERICA FINANCIAL LIFE INSURANCE
AND ANNUITY COMPANY
FIRST ALLMERICA FINANCIAL LIFE
INSURANCE COMPANY

                                                          KEMPER GATEWAY ADVISOR
                                                              A VARIABLE ANNUITY

                    THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT
                    POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING
PROFILE             THE KEMPER GATEWAY ADVISOR VARIABLE ANNUITY CONTRACT. THE
DECEMBER 28,        CONTRACT IS MORE FULLY DESCRIBED LATER IN THIS PROSPECTUS.
1998                PLEASE READ THE PROSPECTUS CAREFULLY.

1. KEMPER GATEWAY ADVISOR VARIABLE ANNUITY CONTRACT

The Kemper GATEWAY Advisor variable annuity contract is a contract between you, the contract owner, and Allmerica Financial Life Insurance and Annuity Company (for contracts issued in the District of Columbia, Puerto Rico, the Virgin Islands and any state except Hawaii and New York) or First Allmerica Financial Life Insurance Company (for contracts issued in Hawaii and New York). It is designed to help you accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Kemper GATEWAY Advisor contract combines the concept of professional money management with the attributes of an annuity contract.

Kemper GATEWAY Advisor offers a customized investment portfolio with experienced professional portfolio managers. You may allocate your payments among the 20 Kemper investment portfolios of the Investors Fund Series, the four investment portfolios of the Scudder Variable Life Investment Fund, the Guarantee Period Accounts and the Fixed Account (the Guarantee Period Accounts and/or the Fixed Account may not be available in certain jurisdictions.) This range of investment choices enables you to allocate your money to meet your particular investment needs.

Like all annuities, the contract has an ACCUMULATION PHASE and an ANNUITY PAYOUT PHASE. During the ACCUMULATION PHASE you can make payments into the contract on any frequency. Investment and interest gains accumulate tax-deferred. You may also withdraw money from your contract during the ACCUMULATION PHASE. However, as with other tax-deferred investments, you pay taxes on earnings and any untaxed payments to the contract when you withdraw them. A federal tax penalty may apply if you withdraw money prior to age 59 1/2.

During the ANNUITY PAYOUT PHASE you, or the payee you designate, will receive regular annuity benefit payments from your contract, provided you annuitize. Annuitization involves beginning a series of payments from the capital that has built up in your contract. The amount of your annuity benefit payments during the annuity payout phase will, in part, be determined by your contract's growth during the accumulation phase.

2. ANNUITY BENEFIT PAYMENTS

If you choose to annuitize your contract, you may select one of six annuity options: (1) monthly payments guaranteed for the annuitant's lifetime; (2) monthly payments guaranteed for the annuitant's lifetime, but for not less than 10 years; (3) monthly payments for the annuitant's lifetime with the guarantee that if payments are less than the accumulated value, a refund of the remaining value will be paid; (4) monthly payments guaranteed for the annuitant's lifetime and one other individual's (i.e. the beneficiary or a joint annuitant) lifetime;
(5) monthly payments guaranteed for the annuitant's lifetime and one other individual's lifetime with the payment to the survivor being reduced to 2/3; and
(6) monthly payments guaranteed for a specified period of 1 to 30 years.

You also need to decide if you want the annuity payments on a variable basis (i.e., subject to fluctuation based on investment performance), on a fixed basis (with benefit payments guaranteed at a fixed amount), or on a combination variable and fixed basis. Once annuity benefit payments begin, the annuity option cannot be changed.

3. PURCHASING THIS CONTRACT

You can buy a contract through your financial representative, who can also help you complete the proper forms. There is no fixed schedule for making additional payments into this contract. There are no limits to the frequency of additional payments, but there are certain limitations as to amount. The initial payment must be at least $25,000 and additional payments must be at least $100.

4. INVESTMENT OPTIONS

You have full investment control over the contract. You may allocate money to the following portfolios:

KEMPER INFS PORTFOLIOS:
--------------------------------------
  Kemper-Dreman Financial Services      Kemper Value+Growth
  Kemper Small Cap Growth               Kemper Horizon 20+
  Kemper Small Cap Value                Kemper Total Return
  Kemper-Dreman High Return Equity      Kemper Horizon 10+
  Kemper International                  Kemper High Yield
  Kemper International Growth and
   Income                               Kemper Horizon 5
  Kemper Global Blue Chip               Kemper Global Income
  Kemper Growth                         Kemper Investment Grade Bond
  Kemper Contrarian Value               Kemper Government Securities
  Kemper Blue Chip                      Kemper Money Market

SCUDDER VLIF PORTFOLIOS:
--------------------------------------
  Scudder International                 Scudder Capital Growth
  Scudder Global Discovery              Scudder Growth and Income

You may also allocate money to the Guarantee Period Accounts and the Fixed Account. The Guarantee Period Accounts let you choose from among nine different Guarantee Periods (ranging in maturity from 2 to 10 years) during which principal and interest rates are guaranteed. The Fixed Account guarantees principal and a minimum rate of interest (never less than 3% compounded annually).

5. EXPENSES

Each year and upon surrender, a $35 contract fee is deducted from your contract. The contract fee is waived if the value of the contract is $75,000 or more. (This fee may vary by state. See your contract for more information.) We also deduct insurance charges which amount to 1.40% annually of the daily value of your contract value allocated to the variable investment options. The insurance charges include a mortality and expense risk charge of 1.25% and an administrative expense charge of 0.15%. There are also investment management fees and other portfolio operating expenses that vary by portfolio.

In states where premium taxes are imposed, a premium tax charge will be deducted either when withdrawals are made or annuity payments commence. However, the Company reserves the right to deduct the premium tax charge at the time payments into the Contract are received.

There is currently no charge for processing investment option transfers. We reserve the right to assess a charge, not to exceed $25, for transfers in excess of 12 per contract year.

The following chart is designed to help you understand the charges in your contract. Column C labeled "Total Annual Charges" shows the total of the contract fee (which is represented as 0.04%) and the 1.40% insurance charges (Column A) plus the investment charges for each portfolio (Column B). Columns D and E show you two examples of the charges, in dollar amounts, you would pay under a contract. The examples assume that you invest $1,000 in a portfolio earning 5% annually and that you withdraw your money: at the end of year 1 (Column D), and at the end of year 10 (Column E). In Column D, the Total Annual Charges are assessed for one year. In Column E, the example shows the aggregate of all the annual charges assessed for 10 years. The premium tax is assumed to be 0% in both examples. The chart does not reflect the optional Enhanced Death Benefit Rider charge of 0.25% which, if elected, would increase expenses.

                                                        A          B          C       D       E
                                                                                        TOTAL
                                                                                        ANNUAL
                                                                                     EXPENSES AT
                                                      TOTAL      TOTAL                  END OF
                                                     ANNUAL      ANNUAL     TOTAL    ------------
                                                    INSURANCE   PORTFOLIO  ANNUAL     1      10
                    PORTFOLIO                        CHARGES    CHARGES*   CHARGES   YEAR   YEARS
--------------------------------------------------  ---------   --------   -------   ----   -----
Kemper-Dreman Financial Services*                     1.44%       0.99%      2.43%   $24    $273
Kemper Small Cap Growth                               1.44%       0.71%      2.15%   $22    $245
Kemper Small Cap Value                                1.44%       0.84%      2.28%   $23    $258
Kemper-Dreman High Return Equity*                     1.44%       0.87%      2.31%   $23    $258
Kemper International                                  1.44%       0.91%      2.35%   $24    $265
Kemper International Growth and Income*               1.44%       1.12%      2.56%   $26    $286
Kemper Global Blue Chip*                              1.44%       1.56%      3.00%   $30    $328
Kemper Growth                                         1.44%       0.65%      2.09%   $21    $239
Kemper Contrarian Value                               1.44%       0.80%      2.24%   $22    $254
Kemper Blue Chip                                      1.44%       0.95%      2.39%   $24    $269
Kemper Value+Growth                                   1.44%       0.84%      2.28%   $23    $258
Kemper Horizon 20+                                    1.44%       0.93%      2.37%   $24    $267
Kemper Total Return                                   1.44%       0.60%      2.04%   $20    $233
Kemper Horizon 10+                                    1.44%       0.83%      2.27%   $23    $257
Kemper High Yield                                     1.44%       0.65%      2.09%   $21    $239
Kemper Horizon 5                                      1.44%       0.97%      2.41%   $24    $271
Kemper Global Income                                  1.44%       1.05%      2.49%   $25    $279
Kemper Investment Grade Bond                          1.44%       0.80%      2.24%   $22    $254
Kemper Government Securities                          1.44%       0.64%      2.08%   $21    $238
Kemper Money Market                                   1.44%       0.55%      1.99%   $20    $228
Scudder International                                 1.44%       1.00%      2.44%   $24    $274
Scudder Global Discovery                              1.44%       1.50%      2.94%   $29    $323
Scudder Capital Growth                                1.44%       0.51%      1.95%   $20    $224
Scudder Growth and Income                             1.44%       0.58%      2.02%   $20    $231

* For newly formed Portfolios, the charges have been estimated. For more detailed information, see the Fee Table in the Prospectus.

6. TAXES

You will not pay taxes until you withdraw money from your contract under current tax rules. During the accumulation phase, earnings are withdrawn first and are taxed as ordinary income. If you make a withdrawal prior to age 59 1/2, you may be subject to a 10% federal tax penalty on the earnings. Payments during the annuity payout phase are considered partly a return of your investment and partly earnings. You will be subject to income taxes on the earnings portion of each payment. However, if your contract is funded with pre-tax or tax deductible dollars (such as a pension or profit sharing plan contribution), then the entire payment will be taxable.

7. WITHDRAWALS

You can make withdrawals from your contract any time during the accumulation phase. The minimum withdrawal amount is $100.

Any withdrawal from a Guarantee Period Account ("GPA") prior to the end of the Guarantee Period will be subject to a market value adjustment which may increase or decrease the value in that account. This adjustment will never impact your original investment, nor will earnings in the GPA amount to less than an effective annual rate of 3%.

8. PERFORMANCE

The value of your contract will vary depending on the investment performance of the portfolios you choose. The following chart illustrates past returns for each portfolio since the inception of each Sub-Account that has been in existence for a complete year as of December 31, 1997. The performance figures reflect the contract fee, the insurance charges, the investment charges and all other expenses of the portfolio. They do not reflect the optional Enhanced Death Benefit Rider charge of 0.25% which, if elected, would reduce performance. These returns are based upon historical data and are not intended to indicate future performance.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                                                    CALENDAR
                                                      YEAR
                                                      ENDED
PORTFOLIO                                           12/31/97
-------------------------------------------------  -----------
Kemper-Dreman Financial Services                       N/A
Kemper Small Cap Growth                                32.32%
Kemper Small Cap Value                                 20.03%
Kemper-Dreman High Return Equity                       N/A
Kemper International                                    7.92%
Kemper International Growth and Income                 N/A
Kemper Global Blue Chip                                N/A
Kemper Growth                                        19.63%
Kemper Contrarian Value                                28.55%
Kemper Blue Chip                                       N/A
Kemper Value+Growth                                    23.70%
Kemper Horizon 20+                                     18.78%
Kemper Total Return                                    18.27%
Kemper Horizon 10+                                     15.13%
Kemper High Yield                                      10.04%
Kemper Horizon 5                                       11.11%
Kemper Global Income                                   N/A
Kemper Investment Grade Bond                            7.49%
Kemper Government Securities                            7.42%
Kemper Money Market                                     3.72%
Scudder International                                  N/A
Scudder Global Discovery                               N/A
Scudder Capital Growth                                 N/A
Scudder Growth and Income                              N/A

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY --
The Sub-Accounts had not been in existence for a complete year as of December 31, 1997, therefore, performance for a complete year is not available and is not shown here.

9. DEATH BENEFIT

If you, a joint owner or (in the event that the owner is a non-natural person) an annuitant dies during the accumulation phase, we will pay the beneficiary a death benefit. The death benefit is equal to the GREATER of: (a) the accumulated value increased by any positive market value adjustment; or (b) gross payments, decreased proportionately to reflect withdrawals. You may also purchase a rider that will enhance the death benefit (see "Optional Enhanced Death Benefit Rider" below).

10. OTHER INFORMATION

FREE LOOK PERIOD: If you cancel your contract within 10 days after receiving it (or whatever period is required by your state), you will receive a refund in accordance with the terms of the contract's "Right to Examine Contract" provision.

OPTIONAL ENHANCED DEATH BENEFIT RIDER: This optional rider is available for a separate monthly charge. Under this rider:

I. If an owner (or an annuitant if the owner is a non-natural person) dies during the accumulation phase and before the oldest owner's 90th birthday, the death benefit will be equal to the GREATEST of:

(a) the accumulated value increased by any positive market value adjustment (the "accumulated value"); or

(b) gross payments compounded daily at an annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals (5% compounding not available in Hawaii and New York); or

(c) the highest accumulated value of all contract anniversaries, as determined after the accumulated value of each contract anniversary is increased for subsequent payments and decreased proportionately for subsequent withdrawals.

The (c) value is determined on each contract anniversary. A snapshot is taken of the current (a) value and compared to snapshots taken of the (a) value on all prior contract anniversaries, AFTER all of the (a) values have been adjusted to reflect subsequent payments and decreased proportionately for subsequent withdrawals. The highest of all of these adjusted (a) values then becomes the
(c) value. This (c) value becomes the floor below which the death benefit will not drop and is locked-in until the next contract anniversary. The values of (b) and (c) will be decreased proportionately if withdrawals are taken.

II. If an owner (or an annuitant if the owner is a non-natural person) dies during the accumulation phase but after the oldest owner's 90th birthday, the death benefit will be equal to the GREATER of:

(a) the accumulated value increased by any positive market value adjustment; or

(b) the death benefit, as calculated under I, that would have been payable on the contract anniversary immediately prior to the oldest owner's 90th birthday, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

DOLLAR COST AVERAGING: You may elect to automatically transfer money on a periodic basis from the Kemper Money Market Portfolio, the Kemper Government Securities Portfolio or the Fixed Account to one or more of the variable investment options.

AUTOMATIC ACCOUNT REBALANCING: You may elect to automatically have your contract's accumulated value periodically reallocated ("rebalanced") among your chosen investment options to maintain your designated percentage allocation mix.

11. INQUIRIES

If you need more information you may contact us at 1-800-782-8380 or send correspondence to:

        Kemper Gateway Annuities
        Allmerica Financial
        P.O. Box 8632
        Boston, Massachusetts 02266-8632

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                            WORCESTER, MASSACHUSETTS
         FLEXIBLE PAYMENT DEFERRED VARIABLE AND FIXED ANNUITY CONTRACTS

This Prospectus describes interests under flexible payment deferred variable and fixed annuity contracts, known as Kemper Gateway Advisor Variable Annuity Contracts, issued either on a group basis or as individual contracts, by Allmerica Financial Life Insurance and Annuity Company (for contracts issued in the District of Columbia, Puerto Rico, the Virgin Islands and any state except Hawaii and New York) or by First Allmerica Financial Life Insurance Company (for contracts issued in Hawaii and New York) to individuals and businesses in connection with retirement plans which may or may not qualify for special federal income tax treatment. (For information about the tax status when used with a particular type of plan, see "FEDERAL TAX CONSIDERATIONS"). Unless otherwise specified, any reference to the "Company" in this Prospectus shall refer exclusively to Allmerica Financial Life Insurance and Annuity Company for contracts issued in the District of Columbia, Puerto Rico, the Virgin Islands and any state except Hawaii and New York and exclusively to First Allmerica Financial Life Insurance Company for contracts issued in Hawaii and New York.

This Prospectus sets forth the information that a prospective investor ought to know before investing. Additional information is contained in a Statement of Additional Information ("SAI") dated December 28, 1998, filed with the Securities and Exchange Commission (the "SEC") and incorporated herein by reference. The Table of Contents of the SAI is on page 5 of this Prospectus. The SAI is available upon request and without charge through Allmerica Investments, Inc., telephone 1-800-782-8380. In addition, the SEC maintains a website, www.sec.gov, that contains the SAI as well as material incorporated by reference related to this Prospectus.

Contract values may accumulate on a variable basis in the separate account known as Separate Account KG (the "Variable Account"). The assets of the Variable Account are divided into Sub-Accounts, each investing exclusively in shares of one of the following Kemper Portfolios of Investors Fund Series ("Kemper INFS") or Portfolios of Scudder Variable Life Investment Fund ("Scudder VLIF"):

KEMPER INFS PORTFOLIOS:
----------------------------------------
KEMPER-DREMAN FINANCIAL SERVICES          KEMPER VALUE+GROWTH
KEMPER SMALL CAP GROWTH                   KEMPER HORIZON 20+
KEMPER SMALL CAP VALUE                    KEMPER TOTAL RETURN
KEMPER-DREMAN HIGH RETURN EQUITY          KEMPER HORIZON 10+
KEMPER INTERNATIONAL                      KEMPER HIGH YIELD
KEMPER INTERNATIONAL GROWTH AND INCOME    KEMPER HORIZON 5
KEMPER GLOBAL BLUE CHIP                   KEMPER GLOBAL INCOME
KEMPER GROWTH                             KEMPER INVESTMENT GRADE BOND
KEMPER CONTRARIAN VALUE                   KEMPER GOVERNMENT SECURITIES
KEMPER BLUE CHIP                          KEMPER MONEY MARKET
SCUDDER VLIF PORTFOLIOS:
----------------------------------------
SCUDDER INTERNATIONAL                     SCUDDER CAPITAL GROWTH
SCUDDER GLOBAL DISCOVERY                  SCUDDER GROWTH AND INCOME

The Company offers other variable annuity contracts which also invest in many of the same Portfolios. These contracts may have different charges that could affect contract performance, and may offer different benefits more suitable to your needs. To obtain information about these contracts, contact your financial representative.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY CURRENT PROSPECTUSES OF INVESTORS FUND SERIES AND SCUDDER VARIABLE LIFE INVESTMENT FUND. INVESTORS SHOULD RETAIN A COPY OF THIS PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            DATED DECEMBER 28, 1998

In most jurisdictions, values also may be allocated on a fixed basis to the Fixed Account, which is part of the Company's General Account, and during the accumulation period to one or more of the Company's Guarantee Period Accounts. Amounts allocated to the Fixed Account earn interest at a guaranteed rate for one year from the date allocated. Amounts allocated to a Guarantee Period Account earn a fixed rate of interest for the duration of the applicable Guarantee Period if held for the entire Guarantee Period. If removed prior to the end of the Guarantee Period the value may be increased or decreased by a Market Value Adjustment. Amounts allocated to the Guarantee Period Accounts in the accumulation phase are held in the Company's Separate Account GPA.

Participation in a group contract will be accounted for by the issuance of a certificate describing the individual's interest under the group contract. Participation in an individual contract will be evidenced by the issuance of an individual contract. Certificates and individual contracts are referred to collectively herein as the "Contract(s)." The following is a summary of information about these Contracts. More detailed information can be found under the referenced captions in this Prospectus.

THE CONTRACTS ARE OBLIGATIONS OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY (FOR CONTRACTS ISSUED IN THE DISTRICT OF COLUMBIA, PUERTO RICO, THE VIRGIN ISLANDS AND ANY STATE EXCEPT HAWAII AND NEW YORK) OR FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY (FOR CONTRACTS ISSUED IN HAWAII AND NEW YORK), AND ARE DISTRIBUTED BY ALLMERICA INVESTMENTS, INC. THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR CREDIT UNION. THE CONTRACTS ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER FEDERAL AGENCY. INVESTMENTS IN THE CONTRACTS ARE SUBJECT TO VARIOUS RISKS, INCLUDING THE FLUCTUATION OF VALUE AND POSSIBLE LOSS OF PRINCIPAL.

THE CONTRACTS OFFERED BY THIS PROSPECTUS MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                               TABLE OF CONTENTS

STATEMENT OF ADDITIONAL INFORMATION
 TABLE OF CONTENTS                                                                       5
SPECIAL TERMS                                                                            6
SUMMARY                                                                                  8
ANNUAL AND TRANSACTION EXPENSES                                                         15
CONDENSED FINANCIAL INFORMATION                                                         20
PERFORMANCE INFORMATION                                                                 26
DESCRIPTION OF THE COMPANIES, THE VARIABLE
  ACCOUNT, INVESTORS FUND SERIES AND SCUDDER
  VARIABLE LIFE INVESTMENT FUND                                                         32
INVESTMENT OBJECTIVES AND POLICIES                                                      34
INVESTMENT MANAGEMENT SERVICES                                                          36
DESCRIPTION OF THE CONTRACT                                                             37
              A.      Payments                                                          37
              B.      Right to Cancel Individual Retirement Annuity                     39
              C.      Right to Cancel All Other Contracts                               39
              D.      Transfer Privilege                                                40
                        Automatic Transfers and Automatic Account Rebalancing
                          Options                                                       41
              E.      Surrender                                                         42
              F.      Withdrawals                                                       43
                        Systematic Withdrawals                                          43
                        Life Expectancy Distributions                                   44
              G.      Death Benefit                                                     45
                        Death of an Owner Prior to the Annuity Date                     45
                        Optional Enhanced Death Benefit Rider                           45
                        Payment of the Death Benefit                                    46
              H.      The Spouse of the Owner as Beneficiary                            47
              I.      Assignment                                                        47
              J.      Electing the Form of Annuity and Annuity Date                     48
              K.      Description of Variable Annuity Payout Options                    49
              L.      Annuity Benefit Payments                                          51
                        The Annuity Unit                                                51
                        Determination of the First and Subsequent Annuity
                          Benefit Payments                                              51

              M.      NORRIS Decision                                                   52
              N.      Computation of Values                                             53
                        The Accumulation Unit                                           53
                        Net Investment Factor                                           53

CHARGES AND DEDUCTIONS                                                                  54
              A.      Variable Account Deductions                                       54
                        Mortality and Expense Risk Charge                               54
                        Administrative Expense Charge                                   55
                        Other Charges                                                   55
              B.      Contract Fee                                                      55
              C.      Optional Enhanced Death Benefit Rider Charge                      56
              D.      Premium Taxes                                                     56
              E.      Transfer Charge                                                   57

GUARANTEE PERIOD ACCOUNTS                                                               57

FEDERAL TAX CONSIDERATIONS                                                              61
              A.      Qualified and Non-Qualified Contracts                             62
              B.      Taxation of the Contract in General                               62
                        Withdrawals Prior to Annuitization                              63
                        Annuity Payouts After Annuitization                             63
                        Penalty on Distribution                                         63
                        Assignments or Transfers                                        64
                        Non-Natural Owners                                              64
                        Deferred Compensation Plans of State and Local
                          Governments and Tax-Exempt Organizations                      64
              C.      Tax Withholding                                                   65
              D.      Provisions Applicable to Qualified Employer Plans                 65
                        Corporate and Self-Employed Pension and
                          Profit Sharing Plans                                          65
                        Individual Retirement Annuities                                 66
                        Tax-Sheltered Annuities                                         66
                        Texas Optional Retirement Program                               66

REPORTS                                                                                 67

LOANS (QUALIFIED CONTRACTS ONLY)                                                        67

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS                                       67

CHANGES TO COMPLY WITH LAW AND AMENDMENTS                                               69

VOTING RIGHTS                                                                           69

DISTRIBUTION                                                                            69

SERVICES                                                                                70

LEGAL MATTERS                                                                           70

YEAR 2000 COMPLIANCE                                                                    70

FURTHER INFORMATION                                                                     72

APPENDIX A -- MORE INFORMATION ABOUT THE FIXED
               ACCOUNT                                                                 A-1

APPENDIX B -- THE MARKET VALUE ADJUSTMENT                                              B-1

                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY                                                           2

TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT
  AND THE COMPANY                                                                         3

SERVICES                                                                                  3

UNDERWRITERS                                                                              3

ANNUITY BENEFIT PAYMENTS                                                                  4

PERFORMANCE INFORMATION                                                                   6

TAX-DEFERRED ACCUMULATION                                                                 7

FINANCIAL STATEMENTS                                                                    F-1

                                 SPECIAL TERMS

ACCUMULATED VALUE: the sum of the value of all Accumulation Units in the Sub-Accounts and of the value of all accumulations in the Fixed Account and Guarantee Period Accounts credited to the Contract on any date before the Annuity Date.

ACCUMULATION UNIT: a measure of the Owner's interest in a Sub-Account before annuity benefit payments begin.

ANNUITANT: the person designated in the Contract upon whose continuation of life annuity benefit payments involving life contingency depend. Joint Annuitants are permitted and, unless otherwise indicated, any reference to Annuitant shall include Joint Annuitants.

ANNUITY DATE: the date on which annuity benefit payments begin as specified pursuant to the Contract.

ANNUITY UNIT: a measure of the value of the periodic annuity benefit payments under the Contract.

FIXED ACCOUNT: the part of the Company's General Account that guarantees principal and a fixed minimum interest rate and to which all or a portion of a payment or transfer under this Contract may be allocated.

FIXED ANNUITY PAYOUT: an Annuity in the payout phase providing for annuity benefit payments which remain fixed in amount throughout the annuity benefit payment period selected.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GUARANTEE PERIOD: the number of years that a Guaranteed Interest Rate is credited to a Guarantee Period Account.

GUARANTEE PERIOD ACCOUNT: an account which corresponds to a Guaranteed Interest Rate for a specified Guarantee Period and is supported by assets in a non-unitized separate account.

GUARANTEED INTEREST RATE: the annual effective rate of interest, after daily compounding, credited to a Guarantee Period Account.

MARKET VALUE ADJUSTMENT: a positive or negative adjustment to earnings in the Guarantee Period Account assessed if any portion of a Guarantee Period Account is withdrawn or transferred prior to the end of its Guarantee Period.

OWNER: the person, persons or entity entitled to exercise the rights and privileges under this Contract. Joint Owners are permitted if one of the two is an Annuitant and, unless otherwise indicated, any reference to Owner shall include Joint Owners.

SUB-ACCOUNT: a subdivision of the Variable Account. Each Sub-Account available under the Contract invests exclusively in the shares of a corresponding Kemper portfolio of Investors Fund Series ("Kemper INFS") or a corresponding portfolio of Scudder Variable Life Investment Fund ("Scudder VLIF").

SURRENDER VALUE: the Accumulated Value of the Contract on full surrender after application of any Contract fee and Market Value Adjustment.

UNDERLYING PORTFOLIOS (OR PORTFOLIOS): currently, the twenty Portfolios of Kemper INFS and the four Portfolios of Scudder VLIF in which the Sub-Accounts invest.

VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Portfolios is determined and unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, as well as each day otherwise required.

VARIABLE ACCOUNT: Separate Account KG, one of the Company's separate accounts, consisting of assets segregated from other assets of the Company. The investment performance of the assets of the Variable Account is determined separately from the other assets of the Company, and are not chargeable with liabilities arising out of any other business which the Company may conduct.

VARIABLE ANNUITY PAYOUT: an annuity in the payout phase providing for payments varying in amount in accordance with the investment experience of certain of the Portfolios.

                                    SUMMARY

WHAT IS THE KEMPER GATEWAY ADVISOR VARIABLE ANNUITY?

The Kemper Gateway Advisor variable annuity contract is an insurance contract designed to help you accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Contract combines the concept of professional money management with the attributes of an annuity contract. Features available through the Contract include:

  -  A customized investment portfolio;

  -  20 Kemper INFS Portfolios and 4 Scudder VLIF Portfolios;

  -  1 Fixed Account;

  -  9 Guarantee Period Accounts;

  -  Experienced professional portfolio managers;

  -  Tax deferral on earnings;

  - Guarantees that can protect your beneficiaries during the accumulation phase;

  -  Income that can be guaranteed for life.

The Contract has two phases, an accumulation phase and, if you choose to annuitize, an annuity payout phase. During the accumulation phase, your initial payment and any additional payments you choose to make may be allocated to the combination of portfolio of securities ("Portfolios") under your Contract, to the Guarantee Period Accounts, and to the Fixed Account. You select the investment options most appropriate for your investment needs. As those needs change, you may also change your allocation without incurring any tax consequences. Your Contract's Accumulated Value is based on the investment performance of the Portfolios and any accumulations in the Guarantee Period and Fixed Accounts. No income taxes are paid on any earnings under the Contract unless and until Accumulated Values are withdrawn. In addition, during the accumulation phase, your beneficiaries receive certain protections and guarantees in the event of your death. See discussion below, "WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?"

WHAT HAPPENS IN THE ANNUITY PAYOUT PHASE?

During the annuity payout phase, you, or the payee you designate, can receive income based on several annuity payout options. You choose the annuity payout option and the date for annuity benefit payments to begin. You also decide whether you want variable annuity benefit payments based on the investment performance of certain Portfolios, fixed annuity benefit payments with payment amounts guaranteed by the Company, or a combination of fixed and variable annuity benefit payments. Among the payout options available during the annuity payout phase are:

  -  periodic payments for the Annuitant's lifetime;

  - periodic payments for the Annuitant's life and the life of another person selected by you;

  - periodic payments for the Annuitant's lifetime with guaranteed payments continuing for ten years in the event that the Annuitant dies before the end of ten years;

  - periodic payments over a specified number of years (1 to 30) -- under this option you may reserve the right to convert remaining payments to a lump-sum payout by electing a "commutable" option.

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is between you, (the "Owner") and us, Allmerica Financial Life Insurance and Annuity Company (for contracts issued in the District of Columbia, Puerto Rico, the Virgin Islands and any state except Hawaii and New York) or First Allmerica Financial Life Insurance Company (for contracts issued in Hawaii and New York). Unless otherwise specified, any reference to the "Company" in this Prospectus shall refer exclusively to Allmerica Financial Life Insurance and Annuity Company for contracts issued in the District of Columbia, Puerto Rico, the Virgin Islands and any state except Hawaii and New York and exclusively to First Allmerica Financial Life Insurance Company for contracts issued in Hawaii and New York. Each Contract has an Owner (or an Owner and a Joint Owner, in which case one of the two also must be an Annuitant), an Annuitant (or an Annuitant and a Joint Annuitant) and one or more beneficiaries. As Owner, you make payments, choose investment allocations, receive annuity benefit payments (or designate someone else to receive annuity benefit payments) and select the Annuitant and beneficiary. When a Contract is jointly owned, the consent of both Owners is required in order to exercise any ownership rights. The Annuitant is the individual upon whose continuation of life annuity benefit payments involving life contingency depend. An Annuitant may be changed at any time after issue of the Contract and prior to the Annuity Date, unless (1) the Owner is a non-natural person or (2) you are taking life expectancy distributions. For more information about life expectancy distributions, see "F. Withdrawals." At all times there must be at least one Annuitant. If an Annuitant dies and a replacement is not named, you will become the new Annuitant. The beneficiary is the person, persons or entity entitled to the death benefit prior to the Annuity Date and who, under certain circumstances, may be entitled to annuity benefit payments upon the death of an Owner on or after the Annuity Date.

HOW MUCH CAN I INVEST AND HOW OFTEN?

The number and frequency of your payments are flexible, subject to the minimum and maximum payments stated in "A. Payments."

WHAT ARE MY INVESTMENT CHOICES?

The Contract permits net payments to be allocated among the Sub-Accounts investing in the Portfolios, the Guarantee Period Accounts, and the Fixed Account. As to the date of this Prospectus, payments may be allocated to a maximum of seventeen Variable Sub-Accounts during the life of the Contract and prior to the Annuity Date in addition to the Kemper Money Market Portfolio.

VARIABLE ACCOUNT.  You have a choice of Sub-Accounts investing in the following
Portfolios:

KEMPER INFS PORTFOLIOS:
--------------------------------------
  Kemper-Dreman Financial Services      Kemper Value+Growth
  Kemper Small Cap Growth               Kemper Horizon 20+
  Kemper Small Cap Value                Kemper Total Return
  Kemper-Dreman High Return Equity      Kemper Horizon 10+
  Kemper International                  Kemper High Yield
  Kemper International Growth and
   Income                               Kemper Horizon 5
  Kemper Global Blue Chip               Kemper Global Income
  Kemper Growth                         Kemper Investment Grade Bond
  Kemper Contrarian Value               Kemper Government Securities
  Kemper Blue Chip                      Kemper Money Market

SCUDDER VLIF PORTFOLIOS:
--------------------------------------
  Scudder International                 Scudder Capital Growth
  Scudder Global Discovery              Scudder Growth and Income

For a more detailed description of the Portfolios, see "INVESTMENT OBJECTIVES AND POLICIES."

GUARANTEE PERIOD ACCOUNTS. Assets supporting the guarantees under the Guarantee Period Accounts are held in the Company's Separate Account GPA, a non-unitized insulated separate account. Values and benefits calculated on the basis of Guarantee Period Account allocations, however, are obligations of the Company's General Account. Amounts allocated to a Guarantee Period Account earn a Guaranteed Interest Rate declared by the Company. The level of the Guaranteed Interest Rate depends on the number of years of the Guarantee Period selected. The Company currently makes available nine Guarantee Periods ranging from two to ten years in duration. Once declared, the Guaranteed Interest Rate will not change during the duration of the Guarantee Period. If amounts allocated to a Guarantee Period Account are transferred, surrendered or applied to any annuity option at any time other than the day following the last day of the applicable Guarantee Period, a Market Value Adjustment will apply that may increase or decrease the Account's value; however, this adjustment will never be applied against your principal. In addition, earnings in the GPA after application of the Market Value Adjustment will not be less than an effective annual rate of 3%. For more information about the Guarantee Period Accounts and the Market Value Adjustment, see "GUARANTEE PERIOD ACCOUNTS."

FIXED ACCOUNT. The Fixed Account is part of the General Account, which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account. Allocations to the Fixed Account are guaranteed as to principal and a minimum rate of interest. Additional excess interest may be declared periodically at the Company's discretion. Furthermore, the initial rate in effect on the date an amount is allocated to the Fixed Account will be guaranteed for one year from that date. For more information about the Fixed Account see APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."

THE GUARANTEE PERIOD ACCOUNTS AND/OR SOME OF THE SUB-ACCOUNTS MAY NOT BE AVAILABLE IN ALL STATES.

WHO ARE THE PORTFOLIO MANAGERS?

Scudder Kemper Investments, Inc. ("Scudder Kemper") is the investment manager of each Portfolio of Kemper INFS and each Portfolio of Scudder VLIF. Scudder Investments (U.K.) Limited, an affiliate of Scudder Kemper, is the sub-adviser for the Kemper International Portfolio and the Kemper Global Income Portfolio. Dreman Value Management, L.L.C. is the sub-advisor for the Kemper-Dreman Financial Services Portfolio and Kemper-Dreman High Return Equity Portfolio. Scudder Kemper is the investment manager of the Guarantee Period Accounts pursuant to an investment advisory agreement between the Company and Scudder Kemper.

CAN I MAKE TRANSFERS AMONG THE ACCOUNTS?

Yes. Prior to the Annuity Date, you may transfer among the Sub-Accounts investing in the Portfolios, the Guarantee Period Accounts, and the Fixed Account. You will incur no current taxes on transfers while your money remains in the Contract. You also may elect Automatic Account Rebalancing to ensure assets remain allocated according to a desired mix or choose Automatic Dollar Cost Averaging to gradually move money into one or more Portfolios. As of the date of this Prospectus, transfers may be made to a maximum of seventeen variable Sub-Accounts during the life of the Contract and prior to the Annuity Date in addition to the Kemper Money Market Portfolio. See "D. Transfer Privilege."

WHAT IF I NEED MY MONEY BEFORE MY ANNUITY PAYOUT PHASE BEGINS?

You may surrender your Contract or make withdrawals any time before the annuity payout phase begins. A 10% tax penalty may apply on all amounts deemed to be income if you are under age 59 1/2. (A Market Value Adjustment, which may increase or decrease the value of the account, may apply to any withdrawal made from a Guarantee Period Account prior to the expiration of the Guarantee Period.)

WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?

If you, a Joint Owner or (in the event that the Owner is a non-natural person) an Annuitant should die prior to the Annuity Date, a death benefit will be paid to the beneficiary. The standard death benefit will be equal to the GREATER of:

  -  The Accumulated Value increased by any positive Market Value Adjustment; or

  - Gross payments, decreased proportionately to reflect withdrawals (for each withdrawal, the proportionate reduction is calculated as the death benefit under this option immediately prior to the withdrawal, multiplied by the withdrawal amount, and divided by the Accumulated Value immediately prior to the withdrawal).

An optional Enhanced Death Benefit Rider is available for a separate monthly charge. See "G. Death Benefit" under "DESCRIPTION OF THE CONTRACT." Under the Enhanced Death Benefit Rider:

I. If an Owner (or an Annuitant if the Owner is a non-natural person) dies prior to the Annuity Date and before the oldest Owner's 90th birthday, the death benefit will be equal to the GREATEST of:

(a) the Accumulated Value increased by any positive Market Value Adjustment (the "Accumulated Value"); or

(b) gross payments compounded daily at an annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals (5% compounding not available in Hawaii and New York); or

(c) the highest Accumulated Value of all Contract anniversaries, as determined after the Accumulated Value of each Contract anniversary is increased for subsequent payments and decreased proportionately for subsequent withdrawals.

The (c) value is determined on each Contract anniversary. A snapshot is taken of the current (a) value and compared to snapshots taken of the (a) value on all prior Contract anniversaries, AFTER all of the (a) values have been adjusted to reflect subsequent payments and decreased proportionately for subsequent withdrawals. The highest of all of these adjusted (a) values then becomes the
(c) value. This (c) value becomes the floor below which the death benefit will not drop and is locked-in until the next Contract anniversary. The values of (b) and (c) will be decreased proportionately if withdrawals are taken.

II. If an Owner (or an Annuitant if the Owner is a non-natural person) dies prior to the Annuity Date but after the oldest Owner's 90th birthday, the death benefit will be equal to the GREATER of:

(a) the Accumulated Value increased by any positive Market Value Adjustment; or

(b) the death benefit, as calculated under I, that would have been payable on the Contract anniversary immediately prior to the oldest Owner's 90th birthday, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?

If the Accumulated Value on a Contract anniversary and upon surrender is less than $75,000, the Company will deduct a $35 Contract fee from the Contract. (This fee may vary by state. See your Contract for more information.) There will be no Contract fee if the Accumulated Value is $75,000 or more.

Depending upon the state in which you live, a deduction for state and local premium taxes, if any, may be made as described under "D. Premium Taxes."

Currently, the Company makes no charge for processing transfers. The first 12 transfers in a Contract year are guaranteed to be free of a transfer charge. For each subsequent transfer in a Contract year, the Company reserves the right to assess a charge which is guaranteed never to exceed $25.

The Company will deduct, on a daily basis, an annual mortality and expense risk charge and administrative expense charge equal to 1.25% and 0.15%, respectively, of the average daily net assets invested in each Portfolio. The Portfolios will incur certain management fees and expenses described more fully in "Other Charges" under "A. Variable Account Deductions" and in the Kemper INFS and Scudder VLIF prospectuses which accompany this Prospectus.

An optional rider (Enhanced Death Benefit Rider) is available for an additional charge equal to an annual rate of 0.25% which is deducted on the last day of each month and on the date the rider is terminated. For more information see "G. Death Benefit" under "DESCRIPTION OF THE CONTRACT."

For more information, see "CHARGES AND DEDUCTIONS."

CAN I EXAMINE THE CONTRACT?

Yes. Your Contract will be delivered to you after your purchase. If you return the Contract to the Company within ten days of receipt, the Contract will be canceled. (There may be a longer period in certain states; see the "Right to Examine" provision on the cover of your Contract.) If you cancel the Contract, you will receive a refund of any amounts allocated to the Fixed and Guarantee Period Accounts and the Accumulated Value of any amounts allocated to the Sub-Accounts (plus any fees or charges that may have been deducted.) However, if state law requires or if your Contract was issued as an Individual Retirement Annuity (IRA), you will generally receive a refund of your entire payment. In certain states this refund may be the greater of (1) your entire payment or (2) the amounts allocated to the Fixed and Guarantee Period Accounts plus the Accumulated Value of amounts in the Sub-Accounts, plus any fees or charges previously deducted. See "B. Right to Cancel Individual Retirement Annuity" and "C. Right to Cancel All Other Contracts."

CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

There are several changes you can make after receiving your Contract:

  - You may assign your ownership to someone else, except under certain qualified plans; see "FEDERAL TAX CONSIDERATIONS."

  - You may change an Annuitant at any time after Contract issue and prior to the Annuity Date, unless the Owner is a non-natural person and except while taking life expectancy distributions.

  - You may change the beneficiary, unless you have designated a beneficiary irrevocably.

  -  You may change your allocation of payments.

  - You may make transfers among your accounts prior to the Annuity Date without any tax consequences.

  - You may cancel the Contract within ten days of delivery (or longer if required by law).

                        ANNUAL AND TRANSACTION EXPENSES

The following tables show charges under the Contract, expenses of the Sub-Accounts, and expenses of the Underlying Portfolios. In addition to the charges and expenses described below, premium taxes are applicable in some states and are deducted as described under "D. Premium Taxes."

CONTRACT OWNER TRANSACTION EXPENSES:                                    CHARGE
----------------------------------------------------------------------  -------
Sales Charge Imposed on Payments:                                        None
Deferred Sales Charge:                                                   None


CONTRACT CHARGES:
----------------------------------------------------------------------
TRANSFER CHARGE:                                                         None
The Company currently makes no charge for processing transfers and guarantees that the first 12 transfers in a Contract year will not be subject to a transfer charge. For each subsequent transfer, the
Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer.

CONTRACT FEE:                                                            $35*
The fee is deducted annually and upon surrender prior to the Annuity
Date when Accumulated Value is less than $75,000.

OPTIONAL RIDER CHARGE:
----------------------------------------------------------------------
(on an annual basis as a percentage of Accumulated Value)
Optional Enhanced Death Benefit Rider:                                  0.25%**

SUB-ACCOUNT EXPENSES:
----------------------------------------------------------------------
(on annual basis as percentage of average daily net assets)
Mortality and Expense Risk Charge:                                       1.25%
Administrative Expense Charge:                                           0.15%
                                                                         -----
Total Asset Charge:                                                      1.40%

 * This fee may vary by state. See your Contract for more information.

** If the Rider is elected, this annual charge is deducted on a monthly basis at the end of each month within which the Rider was in effect.

PORTFOLIO EXPENSES: The following table shows the expenses of the Underlying Portfolios as a percentage of average net assets for the year ended December 31, 1997. For more information concerning fees and expenses, see the prospectuses for the Underlying Portfolios.

                                         MANAGEMENT FEE
                                        (AFTER APPLICABLE
PORTFOLIO                                   WAIVERS)          OTHER EXPENSES  TOTAL EXPENSES
-----------------------------------  -----------------------  --------------  --------------
Kemper-Dreman Financial
 Services*.........................             0.75%               0.24%           0.99%
Kemper Small Cap Growth............             0.65%               0.06%           0.71%
Kemper Small Cap Value.............             0.75%               0.09%           0.84%
Kemper-Dreman High Return
 Equity*...........................             0.75%               0.12%           0.87%
Kemper International...............             0.75%               0.16%           0.91%
Kemper International Growth and
 Income*...........................             0.70%(1)            0.42%           1.12%(1)
Kemper Global Blue Chip*...........             0.85%(1)            0.71%           1.56%(1)
Kemper Growth......................             0.60%               0.05%           0.65%
Kemper Contrarian Value............             0.75%               0.05%           0.80%
Kemper Blue Chip**.................             0.65%               0.30%           0.95%
Kemper Value+Growth................             0.75%               0.09%           0.84%
Kemper Horizon 20+.................             0.60%               0.33%           0.93%
Kemper Total Return................             0.55%               0.05%           0.60%
Kemper Horizon 10+.................             0.60%               0.23%           0.83%
Kemper High Yield..................             0.60%               0.05%           0.65%
Kemper Horizon 5...................             0.60%               0.37%           0.97%
Kemper Global Income**.............             0.75%               0.30%           1.05%
Kemper Investment Grade Bond.......             0.60%               0.20%           0.80%
Kemper Government Securities.......             0.55%               0.09%           0.64%
Kemper Money Market................             0.50%               0.05%           0.55%
Scudder International..............             0.83%               0.17%           1.00%
Scudder Global Discovery...........             0.98%               0.81%           1.79%
Scudder Capital Growth.............             0.47%               0.04%           0.51%
Scudder Growth and Income..........             0.48%               0.10%           0.58%

 * These Portfolios commenced operations on 5/1/98, therefore "other expenses" are estimated and annualized and should not be considered representative of future expenses. Actual expenses may be greater or less than shown.

** These Portfolios commenced operations on 5/1/97, therefore "other expenses" are estimated and annualized and should not be considered representative of future expenses. Actual expenses may be greater or less than shown.

(1) Until further notice, the Adviser has agreed to voluntarily waive its management fee for the Kemper International Growth and Income Portfolio by 0.30% of the average daily net assets and for the Kemper Global Blue Chip Portfolio by 0.15% of the average daily net assets. Without such a waiver, the management fee and total expenses would be as follows: Kemper International Growth and Income - 1.00% and 1.42% and Kemper Global Blue Chip - 1.00% and 1.71%. The declaration of a voluntary waiver does not bind the Manager to declare future waivers with respect to these funds. These limitations may be terminated at any time.

EXAMPLES. The following examples demonstrate the cumulative expenses which would be paid by the Owner at 1-year, 3-year, 5-year and 10-year intervals with and without the optional Enhanced Death Benefit Rider. Each example assumes a $1,000 investment in a Sub-Account and a 5% annual return on assets, as required by rules of the SEC.

THE INFORMATION GIVEN UNDER THE FOLLOWING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

(1) At the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and no optional Enhanced Death Benefit Rider:

                                                     1       3       5      10
UNDERLYING PORTFOLIO                                YEAR   YEARS   YEARS   YEARS
--------------------------------------------------  ----   -----   -----   -----
Kemper-Dreman Financial Services..................  $24    $ 75    $128    $273
Kemper Small Cap Growth...........................  $22    $ 66    $114    $245
Kemper Small Cap Value............................  $23    $ 70    $120    $258
Kemper-Dreman High Return.........................  $23    $ 71    $122    $261
Kemper International..............................  $24    $ 72    $124    $265
Kemper International Growth and Income............  $26    $ 79    $134    $286
Kemper Global Blue Chip...........................  $30    $ 92    $156    $328
Kemper Growth.....................................  $21    $ 65    $111    $239
Kemper Contrarian Value...........................  $22    $ 69    $118    $254
Kemper Blue Chip..................................  $24    $ 74    $126    $269
Kemper Value+Growth...............................  $23    $ 70    $120    $258
Kemper Horizon 20+................................  $24    $ 73    $125    $267
Kemper Total Return...............................  $20    $ 63    $108    $233
Kemper Horizon 10+................................  $23    $ 70    $120    $257
Kemper High Yield.................................  $21    $ 65    $111    $239
Kemper Horizon 5..................................  $24    $ 74    $127    $271
Kemper Global Income..............................  $25    $ 77    $131    $279
Kemper Investment Grade Bond......................  $22    $ 69    $118    $254
Kemper Government Securities......................  $21    $ 64    $110    $238
Kemper Money Market...............................  $20    $ 62    $106    $228
Scudder International.............................  $24    $ 75    $128    $274
Scudder Global Discovery..........................  $29    $ 90    $153    $323
Scudder Capital Growth............................  $20    $ 60    $104    $224
Scudder Growth and Income.........................  $20    $ 62    $107    $231

(2) At the end of the applicable time period, you would pay the following expenses on a $1000 investment, assuming a 5% annual return on assets and an optional Enhanced Death Benefit Rider:

                                                     1       3       5      10
UNDERLYING PORTFOLIO                                YEAR   YEARS   YEARS   YEARS
--------------------------------------------------  ----   -----   -----   -----
Kemper-Dreman Financial Services..................  $27    $ 82    $140    $298
Kemper Small Cap Growth...........................  $24    $ 74    $126    $270
Kemper Small Cap Value............................  $25    $ 78    $133    $283
Kemper-Dreman High Return.........................  $26    $ 79    $134    $286
Kemper International..............................  $26    $ 80    $136    $290
Kemper International Growth and Income............  $28    $ 86    $147    $310
Kemper Global Blue Chip...........................  $32    $ 99    $168    $352
Kemper Growth.....................................  $23    $ 72    $123    $264
Kemper Contrarian Value...........................  $25    $ 77    $131    $279
Kemper Blue Chip..................................  $26    $ 81    $138    $294
Kemper Value+Growth...............................  $25    $ 78    $133    $283
Kemper Horizon 20+................................  $26    $ 80    $137    $292
Kemper Total Return...............................  $23    $ 71    $121    $259
Kemper Horizon 10+................................  $25    $ 77    $132    $282
Kemper High Yield.................................  $23    $ 72    $123    $264
Kemper Horizon 5..................................  $27    $ 82    $139    $296
Kemper Global Income..............................  $27    $ 84    $143    $304
Kemper Investment Grade Bond......................  $25    $ 77    $131    $279
Kemper Government Securities......................  $23    $ 72    $123    $263
Kemper Money Market...............................  $22    $ 69    $118    $254
Scudder International.............................  $27    $ 83    $141    $299
Scudder Global Discovery..........................  $32    $ 97    $165    $346
Scudder Capital Growth............................  $22    $ 68    $116    $250
Scudder Growth and Income.........................  $23    $ 70    $120    $257

As required in rules promulgated under the Investment Company Act of 1940 Act (the "1940 Act"), the Contract fee is reflected in the examples by a method to show the "average" impact on an investment in the Variable Account. The total Contract fees collected are divided by the total average net assets attributable to the Contract. The resulting percentage is 0.04% and the amount of the Contract fee is assumed to be $0.40 in the examples. The Contract fee is deducted only when the accumulated value is less than $75,000.

The Contract fee is not deducted after annuitization.

                        CONDENSED FINANCIAL INFORMATION
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              SEPARATE ACCOUNT KG

SUB-ACCOUNT                                                          1997       1996
-----------------------------------------------------------------  ---------  ---------
KEMPER SMALL CAP GROWTH PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      0.989      1.000
    End of Period................................................      1.309      0.989
Number of Units Outstanding at End of Period
 (in thousands)..................................................     16,339        210
KEMPER SMALL CAP VALUE PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      1.022      1.000
    End of Period................................................      1.227      1.022
Number of Units Outstanding at End of Period
 (in thousands)..................................................     29,597        314
KEMPER INTERNATIONAL PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      1.019      1.000
    End of Period................................................      1.100      1.019
Number of Units Outstanding at End of Period
 (in thousands)..................................................     30,789        360
KEMPER GROWTH PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      0.995      1.000
    End of Period................................................      1.191      0.995
Number of Units Outstanding at End of Period
 (in thousands)..................................................     24,186        370
KEMPER CONTRARIAN VALUE PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      1.036      1.000
    End of Period................................................      1.332      1.036
Number of Units Outstanding at End of Period
 (in thousands)..................................................     53,634        317
KEMPER BLUE CHIP PORTFOLIO
Unit Value $:
    Beginning of Period..........................................          0        N/A
    End of Period................................................      1.105        N/A
Number of Units Outstanding at End of Period
 (in thousands)..................................................     13,179        N/A

                        CONDENSED FINANCIAL INFORMATION
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              SEPARATE ACCOUNT KG

SUB-ACCOUNT                                                          1997       1996
-----------------------------------------------------------------  ---------  ---------
KEMPER VALUE+GROWTH PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      0.981      1.000
    End of Period................................................      1.213      0.981
Number of Units Outstanding at End of Period
 (in thousands)..................................................     30,946        197
KEMPER HORIZON 20+ PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      0.995      1.000
    End of Period................................................      1.183      0.995
Number of Units Outstanding at End of Period
 (in thousands)..................................................      7,768        226
KEMPER TOTAL RETURN PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      0.984      1.000
    End of Period................................................      1.164      0.984
Number of Units Outstanding at End of Period
 (in thousands)..................................................     31,284        353
KEMPER HORIZON 10+ PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      1.002      1.000
    End of Period................................................      1.154      1.002
Number of Units Outstanding at End of Period
 (in thousands)..................................................     10,199         39
KEMPER HIGH YIELD PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      1.020      1.000
    End of Period................................................      1.123      1.020
Number of Units Outstanding at End of Period
 (in thousands)..................................................     64,934        941
KEMPER HORIZON 5 PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      1.002      1.000
    End of Period................................................      1.114      1.002
Number of Units Outstanding at End of Period
 (in thousands)..................................................      7,888         53

                        CONDENSED FINANCIAL INFORMATION
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              SEPARATE ACCOUNT KG

SUB-ACCOUNT                                                          1997       1996
-----------------------------------------------------------------  ---------  ---------
KEMPER GLOBAL INCOME PORTFOLIO
Unit Value $:
    Beginning of Period..........................................          0        N/A
    End of Period................................................      1.019        N/A
Number of Units Outstanding at End of Period
 (in thousands)..................................................      1,317        N/A
KEMPER INVESTMENT GRADE BOND PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      1.003      1.000
    End of Period................................................      1.079      1.003
Number of Units Outstanding at End of Period
 (in thousands)..................................................      8,255         22
KEMPER GOVERNMENT SECURITIES PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      0.993      1.000
    End of Period................................................      1.067      0.993
Number of Units Outstanding at End of Period
 (in thousands)..................................................      7,815        498
KEMPER MONEY MARKET PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      1.004      1.000
    End of Period................................................      1.042      1.004
Number of Units Outstanding at End of Period
 (in thousands)..................................................     15,760      1,904

No information is shown above for Sub-Accounts that commenced operations after December 31, 1997.

                        CONDENSED FINANCIAL INFORMATION
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT KG

SUB-ACCOUNT                                                          1997
-----------------------------------------------------------------  ---------
KEMPER SMALL CAP GROWTH PORTFOLIO
Unit Value $:
    Beginning of Period..........................................          0
    End of Period................................................      0.985
Number of Units Outstanding at End of Period
 (in thousands)..................................................         18
KEMPER SMALL CAP VALUE PORTFOLIO
Unit Value $:
    Beginning of Period..........................................          0
    End of Period................................................      1.003
Number of Units Outstanding at End of Period
 (in thousands)..................................................         52
KEMPER INTERNATIONAL PORTFOLIO
Unit Value $:
    Beginning of Period..........................................          0
    End of Period................................................      0.932
Number of Units Outstanding at End of Period
 (in thousands)..................................................         48
KEMPER GROWTH PORTFOLIO
Unit Value $:
    Beginning of Period..........................................          0
    End of Period................................................      0.973
Number of Units Outstanding at End of Period
 (in thousands)..................................................         16
KEMPER CONTRARIAN VALUE PORTFOLIO
Unit Value $:
    Beginning of Period..........................................          0
    End of Period................................................      1.014
Number of Units Outstanding at End of Period
 (in thousands)..................................................        174
KEMPER BLUE CHIP PORTFOLIO
Unit Value $:
    Beginning of Period..........................................          0
    End of Period................................................      1.105
Number of Units Outstanding at End of Period
 (in thousands)..................................................         43

                        CONDENSED FINANCIAL INFORMATION
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT KG

SUB-ACCOUNT                                                          1997
-----------------------------------------------------------------  ---------
KEMPER VALUE+GROWTH PORTFOLIO
Unit Value $:
    Beginning of Period..........................................          0
    End of Period................................................      0.960
Number of Units Outstanding at End of Period
 (in thousands)..................................................        125
KEMPER HORIZON 20+ PORTFOLIO
Unit Value $:
    Beginning of Period..........................................          0
    End of Period................................................      0.980
Number of Units Outstanding at End of Period
 (in thousands)..................................................          5
KEMPER TOTAL RETURN PORTFOLIO
Unit Value $:
    Beginning of Period..........................................          0
    End of Period................................................      1.014
Number of Units Outstanding at End of Period
 (in thousands)..................................................         42
KEMPER HORIZON 10+ PORTFOLIO
Unit Value $:
    Beginning of Period..........................................          0
    End of Period................................................      1.016
Number of Units Outstanding at End of Period
 (in thousands)..................................................         21
KEMPER HIGH YIELD PORTFOLIO
Unit Value $:
    Beginning of Period..........................................          0
    End of Period................................................      1.004
Number of Units Outstanding at End of Period
 (in thousands)..................................................         75
KEMPER HORIZON 5 PORTFOLIO
Unit Value $:
    Beginning of Period..........................................          0
    End of Period................................................      1.017
Number of Units Outstanding at End of Period
 (in thousands)..................................................         81

                        CONDENSED FINANCIAL INFORMATION
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT KG

SUB-ACCOUNT                                                          1997
-----------------------------------------------------------------  ---------
KEMPER GLOBAL INCOME PORTFOLIO
Unit Value $:
    Beginning of Period..........................................          0
    End of Period................................................      1.019
Number of Units Outstanding at End of Period
 (in thousands)..................................................         11
KEMPER INVESTMENT GRADE BOND PORTFOLIO
Unit Value $:
    Beginning of Period..........................................          0
    End of Period................................................      1.004
Number of Units Outstanding at End of Period
 (in thousands)..................................................         21
KEMPER GOVERNMENT SECURITIES PORTFOLIO
Unit Value $:
    Beginning of Period..........................................          0
    End of Period................................................      1.004
Number of Units Outstanding at End of Period
 (in thousands)..................................................         21
KEMPER MONEY MARKET PORTFOLIO
Unit Value $:
    Beginning of Period..........................................          0
    End of Period................................................      1.000
Number of Units Outstanding at End of Period
 (in thousands)..................................................          5

No information is shown above for Sub-Accounts that commenced operations after December 31, 1997.

                            PERFORMANCE INFORMATION

The Contract was first offered to the public in 1999. The Company, however, may advertise "total return" and "average annual total return" performance information based on the periods that the Sub-Accounts have been in existence and the periods that the Underlying Portfolios have been in existence. Performance results for all periods shown below are calculated with all charges assumed to be those applicable to the Sub-Accounts and the Underlying Portfolios. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance.

The total return of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by certain charges, and expressed as a percentage of the investment.

The average annual total return represents the average annual percentage change in the value of an investment in a Sub-Account over a given period of time. Average annual total return represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The yield of the Sub-Account investing in the Kemper Money Market Portfolio refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account investing in a Portfolio other than the Kemper Money Market Portfolio refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

Quotations of average annual total return as shown in Tables 1A and 1B are calculated in the manner prescribed by the SEC and show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year period or for a period covering the time the Sub-Account has been in existence, if less than the prescribed periods. The calculation is adjusted to reflect the deduction of the annual Sub-Account asset charge of 1.40%, the Underlying

Portfolio charges and the annual Contract fee. The calculation has not been adjusted to reflect the deduction of the optional Enhanced Death Benefit Rider charge of 0.25% which, if elected, would reduce performance.

The performance shown in Table 2A is calculated in exactly the same manner as those in Tables 1A and 1B; however, the period of time is based on the Underlying Portfolios' lifetime, which may predate the Sub-Accounts' inception dates. These performance calculations are based on the assumption that the Sub-Account corresponding to the applicable Underlying Portfolio was actually in existence throughout the stated period and that the contractual charges and expenses during that period were equal to those currently assessed under the Contract.

For more detailed information about these performance calculations, including actual formulas, see the Statement of Additional Information.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING PORTFOLIO IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

Performance information for a Sub-Account may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(2) other groups of variable annuity variable accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

                                    TABLE 1A
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
          FOR CONTRACTS OTHER THAN THOSE ISSUED IN HAWAII AND NEW YORK
                          AVERAGE ANNUAL TOTAL RETURNS
                                 OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1997
                         SINCE INCEPTION OF SUB-ACCOUNT

                                                         FOR YEAR         SINCE
                                                           ENDED       INCEPTION OF
SUB-ACCOUNT INVESTING IN UNDERLYING PORTFOLIO            12/31/97      SUB-ACCOUNT
------------------------------------------------------  -----------  ----------------
Kemper-Dreman Financial Services......................      N/A            N/A
Kemper Small Cap Growth...............................      32.32%           28.45%
Kemper Small Cap Value................................      20.03%           19.80%
Kemper-Dreman High Return Equity......................      N/A            N/A
Kemper International..................................       7.92%            8.78%
Kemper International Growth and Income................      N/A            N/A
Kemper Global Blue Chip...............................      N/A            N/A
Kemper Growth.........................................      19.63%           17.67%
Kemper Contrarian Value...............................      28.55%           28.81%
Kemper Blue Chip......................................      N/A              10.48%
Kemper Value+Growth...................................      23.70%           19.44%
Kemper Horizon 20+....................................      18.78%           16.91%
Kemper Total Return...................................      18.27%           14.93%
Kemper Horizon 10+....................................      15.13%           15.00%
Kemper High Yield.....................................      10.04%           10.77%
Kemper Horizon 5......................................      11.11%           11.10%
Kemper Global Income..................................      N/A               1.87%
Kemper Investment Grade Bond..........................       7.49%            7.43%
Kemper Government Securities..........................       7.42%            6.19%
Kemper Money Market...................................       3.72%            3.69%
Scudder International.................................      N/A            N/A
Scudder Global Discovery..............................      N/A            N/A
Scudder Capital Growth................................      N/A            N/A
Scudder Growth and Income.............................      N/A            N/A

                                    TABLE 1B
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                  FOR CONTRACTS ISSUED IN HAWAII AND NEW YORK
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1997
                         SINCE INCEPTION OF SUB-ACCOUNT

                                                                          SINCE
                                                    SUB-ACCOUNT        INCEPTION OF
SUB-ACCOUNT INVESTING IN UNDERLYING PORTFOLIO      INCEPTION DATE      SUB-ACCOUNT
-----------------------------------------------  ------------------  ----------------
Kemper-Dreman Financial Services...............         N/A*               N/A
Kemper Small Cap Growth........................         10/16/97             -1.51%
Kemper Small Cap Value.........................         11/18/97              0.24%
Kemper-Dreman High Return Equity...............         N/A*               N/A
Kemper International...........................         10/16/97             -6.81%
Kemper International Growth and Income.........         N/A*               N/A
Kemper Global Blue Chip........................         N/A*               N/A
Kemper Growth..................................         10/16/97             -2.70%
Kemper Contrarian Value........................         10/14/97              1.39%
Kemper Blue Chip...............................           5/1/97             10.49%
Kemper Value+Growth............................         10/14/97             -4.02%
Kemper Horizon 20+.............................         10/16/97             -2.04%
Kemper Total Return............................         11/17/97              1.35%
Kemper Horizon 10+.............................         11/25/97              1.53%
Kemper High Yield..............................         10/16/97              0.38%
Kemper Horizon 5...............................         11/10/97              1.68%
Kemper Global Income...........................           5/1/97              1.87%
Kemper Investment Grade Bond...................         12/11/97              0.37%
Kemper Government Securities...................         12/11/97              0.36%
Kemper Money Market............................         12/29/97             -0.02%
Scudder International..........................         N/A*               N/A
Scudder Global Discovery.......................         N/A*               N/A
Scudder Capital Growth.........................         N/A*               N/A
Scudder Growth and Income......................         N/A*               N/A

* Sub-Account inception date after December 31, 1997.

                                    TABLE 2A
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1997
                    SINCE INCEPTION OF UNDERLYING PORTFOLIO

                                          YEAR                         10 YEARS
                                          ENDED                        (OR SINCE
UNDERLYING PORTFOLIO                    12/31/97      5 YEARS     INCEPTION IF LESS)*
-------------------------------------  -----------  -----------  ---------------------
Kemper-Dreman Financial Services.....     N/A**         N/A               N/A
Kemper Small Cap Growth..............      32.32%       N/A                 24.02%
Kemper Small Cap Value...............      20.03%       N/A                 12.10%
Kemper-Dreman High Return Equity.....     N/A**         N/A               N/A
Kemper International.................       7.92%       11.37%               9.02%
Kemper International Growth and
 Income..............................     N/A**         N/A               N/A
Kemper Global Blue Chip..............     N/A**         N/A               N/A
Kemper Growth........................      19.63%       14.96%              14.83%
Kemper Contrarian Value..............      28.55%       N/A                 27.16%
Kemper Blue Chip.....................      N/A          N/A                 10.48%
Kemper Value+Growth..................      23.70%       N/A                 22.51%
Kemper Horizon 20+...................      18.78%       N/A                 20.04%
Kemper Total Return..................      18.27%       10.74%              12.23%
Kemper Horizon 10+...................      15.13%       N/A                 15.36%
Kemper High Yield....................      10.04%       10.27%              10.10%
Kemper Horizon 5.....................      11.11%       N/A                 11.85%
Kemper Global Income.................      N/A          N/A                  1.87%
Kemper Investment Grade Bond.........       7.49%       N/A                  6.00%
Kemper Government Securities.........       7.42%        5.07%               6.42%
Kemper Money Market..................       3.72%        3.03%               4.13%
Scudder International................       7.52%       12.10%              10.21%
Scudder Global Discovery.............      10.79%       N/A                  9.18%
Scudder Capital Growth...............      33.84%       16.36%              15.13%
Scudder Growth and Income............      28.63%       N/A                 22.29%

* The inception dates for the Underlying Portfolios are: 4/6/82 for Kemper Money Market, Kemper Total Return and Kemper High Yield; 12/9/83 for Kemper Growth; 9/3/87 for Kemper Government Securities; 1/6/92 for Kemper International; 5/2/94 for Kemper Small Cap Growth and Scudder Growth and Income; 5/1/96 for Kemper Investment Grade Bond, Kemper Contrarian Value, Kemper Small Cap Value, Kemper Value+Growth, Kemper Horizon 20+, Kemper Horizon 10+, Kemper Horizon 5 and Scudder Global Discovery; 5/1/97 for Kemper Global Income and Kemper Blue Chip; 5/1/87 for Scudder International; and 7/16/85 for Scudder Capital Growth.

** Portfolio inception date after December 31, 1997.

              DESCRIPTION OF THE COMPANIES, THE VARIABLE ACCOUNT,
                   INVESTORS FUND SERIES AND SCUDDER VARIABLE
                              LIFE INVESTMENT FUND

THE COMPANIES. Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") is a life insurance company organized under the laws of Delaware in July 1974. Its principal office ("Principal Office") is located at 440 Lincoln Street, Worcester, MA 01653, Telephone 508-855-1000. Allmerica Financial is subject to the laws of the State of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, Allmerica Financial is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 1997, Allmerica Financial had over $9.4 billion in assets and over $26.6 billion of life insurance in force.

Effective October 1, 1995, Allmerica Financial changed its name from SMA Life Assurance Company to Allmerica Financial Life Insurance and Annuity Company. Allmerica Financial is an indirectly wholly owned subsidiary of First Allmerica Financial Life Insurance Company which, in turn is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").

First Allmerica Financial Life Insurance Company ("First Allmerica") organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America. As of December 31, 1997, First Allmerica and its subsidiaries had over $16.3 billion in combined assets and over $43.8 billion of life insurance in force. Effective October 16, 1995, First Allmerica converted from a mutual life insurance company known as State Mutual Life Assurance Company of America to a stock life insurance company and adopted its present name. First Allmerica is a wholly owned subsidiary of AFC. First Allmerica's principal office is located at 440 Lincoln Street, Worcester, MA 01653, Telephone 508-855-1000.

First Allmerica is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, First Allmerica is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

Both companies are charter members of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VARIABLE ACCOUNT. Each Company maintains a separate investment account called the Separate Account KG ("Variable Account") with 24 Sub-Accounts. Unless otherwise specified, any reference to the "Company" in this Prospectus shall refer exclusively to Allmerica Financial for contracts issued in the District of Columbia, Puerto Rico, the Virgin Islands and any state except Hawaii and New York and exclusively to First Allmerica for contracts issued in Hawaii and New York. Obligations under the contracts are obligations of the Company. The assets used to fund the variable portions of the Contract are set aside in Sub-Accounts kept separate from the general assets of the Company. Each Sub-Account invests in a corresponding investment series ("Portfolio") of Investors Fund Series and Scudder Variable Life Investment Fund. Each Sub-Account is administered and accounted for as part of the general business of the Company. The income, capital gains, or capital losses of each Sub-Account, however, are allocated to each Sub-Account, without regard to any other income, capital gains or capital losses of the Company. Under Delaware and Massachusetts law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company.

The Variable Accounts of Allmerica Financial and of First Allmerica were authorized by votes of the Board of Directors of the Companies on June 13, 1996. The Variable Accounts meet the definition of "separate account" under federal securities laws, and are registered with the SEC as unit investment trusts under the 1940 Act. This registration does not involve the supervision of management or investment practices or policies of the Variable Accounts by the SEC.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Variable Account and the Sub-Accounts.

INVESTORS FUND SERIES. Investors Fund Series ("Kemper INFS"), is a series-type mutual fund registered with the SEC as an open-end, management investment company. Registration of Kemper INFS does not involve supervision of its management, investment practices or policies by the SEC. Kemper INFS is designed to provide an investment vehicle for certain variable annuity contracts and variable life insurance policies. Shares of the Portfolios of Kemper INFS are sold only to insurance company separate accounts. Scudder Kemper Investments, Inc. serves as the investment adviser of Kemper INFS.

SCUDDER VARIABLE LIFE INVESTMENT FUND. Scudder Variable Life Investment Fund ("Scudder VLIF") is an open-end, diversified management investment company established as a Massachusetts business trust on March 15, 1985, and registered with the SEC under the 1940 Act. Scudder Kemper Investments, Inc. serves as the investment adviser of Scudder VLIF.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Portfolios is set forth below. More detailed information regarding the investment objectives, restrictions and risks, expenses paid by the Underlying Portfolios and other relevant information regarding Kemper INFS and Scudder VLIF may be found in their respective prospectuses, which accompany this Prospectus. Please read them carefully before investing. The Statements of Additional Information of the Underlying Portfolios are available upon request.

KEMPER INFS PORTFOLIOS:

KEMPER-DREMAN FINANCIAL SERVICES PORTFOLIO -- seeks long-term capital appreciation by investing primarily in common stocks and other equity securities of companies in the financial services industry believed by the Portfolio's investment manager to be undervalued.

KEMPER SMALL CAP GROWTH PORTFOLIO -- seeks maximum appreciation of investors' capital from a portfolio primarily of growth stocks of smaller companies.

KEMPER SMALL CAP VALUE PORTFOLIO -- seeks long-term capital appreciation from a portfolio primarily of value stocks of smaller companies.

KEMPER-DREMAN HIGH RETURN EQUITY PORTFOLIO -- seeks to achieve a high rate of total return.

KEMPER INTERNATIONAL PORTFOLIO -- seeks total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities.

KEMPER INTERNATIONAL GROWTH AND INCOME PORTFOLIO -- seeks long-term growth of capital and current income, primarily from foreign equity securities.

KEMPER GLOBAL BLUE CHIP PORTFOLIO -- seeks long-term growth of capital through a diversified worldwide portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks.

KEMPER GROWTH PORTFOLIO -- seeks maximum appreciation of capital through diversification of investment securities having potential for capital appreciation.

KEMPER CONTRARIAN VALUE PORTFOLIO -- seeks to achieve a high rate of total return from a portfolio primarily of value stocks of larger companies. This Portfolio was formerly known as the Kemper Value Portfolio.

KEMPER BLUE CHIP PORTFOLIO -- seeks growth of capital and of income.

KEMPER VALUE+GROWTH PORTFOLIO -- seeks growth of capital through professional management of a portfolio of growth and value stocks.

KEMPER HORIZON 20+ PORTFOLIO -- designed for investors with approximately a 20+ year investment horizon, seeks growth of capital, with income as a secondary objective.

KEMPER TOTAL RETURN PORTFOLIO -- seeks a high total return, a combination of income and capital appreciation, by investing in a combination of debt securities and common stocks.

KEMPER HORIZON 10+ PORTFOLIO -- designed for investors with approximately a 10+ year investment horizon, seeks a balance between growth of capital and income, consistent with moderate risk.

KEMPER HIGH YIELD PORTFOLIO -- seeks to provide a high level of current income by investing in fixed-income securities.

KEMPER HORIZON 5 PORTFOLIO -- designed for investors with approximately a five year investment horizon, seeks income consistent with preservation of capital, with growth of capital as a secondary objective.

KEMPER GLOBAL INCOME PORTFOLIO -- seeks to provide high current income consistent with prudent total return asset management.

KEMPER INVESTMENT GRADE BOND PORTFOLIO -- seeks high current income by investing primarily in a diversified portfolio of investment grade debt securities

KEMPER GOVERNMENT SECURITIES PORTFOLIO -- seeks high current return consistent with preservation of capital from a portfolio composed primarily of U.S. Government securities.

KEMPER MONEY MARKET PORTFOLIO -- seeks maximum current income to the extent consistent with stability of principal from a portfolio of high quality money market instruments that mature in 12 months or less.

SCUDDER VLIF PORTFOLIOS:

SCUDDER INTERNATIONAL PORTFOLIO -- seeks long term growth of capital principally from a diversified portfolio of foreign equity securities.

SCUDDER GLOBAL DISCOVERY PORTFOLIO -- seeks above average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

SCUDDER CAPITAL GROWTH PORTFOLIO -- seeks to maximize long-term capital growth from a portfolio consisting primarily of equity securities.

SCUDDER GROWTH AND INCOME PORTFOLIO -- seeks long-term growth of capital, current income and growth of income from a portfolio consisting primarily of common stocks and securities convertible into common stocks.

Certain Underlying Portfolios have investment objectives and/or policies similar to those of other Underlying Portfolios. To choose the Sub-Accounts which best meet individual needs and objectives, carefully read the Underlying Portfolio prospectuses. In some states, insurance regulations may restrict the availability of particular Sub-Accounts.

                         INVESTMENT MANAGEMENT SERVICES

Responsibility for overall management of Kemper INFS rests with the Board of Trustees and officers of Kemper INFS. Responsibility for overall management of Scudder VLIF rests with its Board of Trustees and officers. Scudder Kemper Investments, Inc. ("Scudder Kemper") is the investment manager of all the Portfolios available under this Contract. Scudder Investments (U.K.) Limited, an affiliate of Scudder Kemper, is a sub-adviser for the Kemper International Portfolio and the Kemper Global Income Portfolio. Dreman Value Management, L.L.C. serves as the sub-advisor for the Kemper-Dreman Financial Services Portfolio and Kemper-Dreman High Return Equity Portfolio.

For its services, Scudder Kemper receives a management fee, payable monthly at 1/12 of the following annual rates based on the average daily net assets of each
Portfolio: Money Market (.50%), Total Return (.55%), High Yield (.60%), Growth (.60%), Government Securities (.55%), International (.75%), Small Cap Growth (.65%), Investment Grade Bond (.60%), Contrarian Value (.75%), Small Cap Value (.75%), Value+Growth (.75%), Horizon 20+ (.60%), Horizon 10+ (.60%), Horizon 5
(.60%), Blue Chip (.65%), Global Income (.75%) and International Growth and Income (1.00%).

The High Return Equity, Financial Services and Global Blue Chip Portfolios each pay Scudder Kemper an investment management fee, payable monthly, at 1/12 of the annual rates shown below.

High Return Equity
Portfolio and
Financial Services
Portfolio.............  .75% for the first $250 million, .72% for the next $750 million, .70% for the next
                        $1.5 billion, .68% for the next $2.5
                        billion, .65% for the next $2.5 billion,
                        .64% for the next $2.5 billion, .63% for the
                        next $2.5 billion and .62% over $12.5
                        billion.

Global Blue Chip
Portfolio.............  1.00% for the first $250 million, .95% for the next $750 million and .90% over $1
                        billion.

Scudder Kemper pays Scudder Investments (U.K.) Limited for its services as sub-adviser for the Kemper International Portfolio and the Kemper Global Income Portfolio a sub-advisory fee, payable monthly, at 1/12 of the annual rate of

0.35% of average daily net assets of the Kemper International Portfolio and 0.30% of average daily net assets of the Kemper Global Income Portfolio. Scudder Kemper also pays Dreman Value Management, L.L.C. a fee for its services to the Kemper-Dreman Financial Services Portfolio and Kemper-Dreman High Return Equity Portfolio. A sub-advisory fee, payable monthly at the annual rate of .24% of the first $250 million of each Portfolio's average daily net assets, .23% of average daily net assets between $250 million and $1 billion, .224% of average daily net assets between $1 billion and $2.5 billion, .218% of average daily net assets between $2.5 billion and $5 billion, .208% of average daily net assets between $5 billion and $7.5 billion, .205% of average daily net assets between $7.5 billion and $10 billion, .202% of average daily net assets between $10 billion and $12.5 billion and .198% of each Portfolio's average daily net assets over $12 billion.

For its investment management services to the Scudder VLIF Portfolios, Scudder Kemper receives compensation monthly at the following annual rates for each
Portfolio: Scudder International Portfolio (0.875% for the first $500,000,000 and 0.775% for amounts in excess of $500,000,000); Scudder Global Discovery Portfolio (0.975%); Scudder Capital Growth Portfolio (0.475%) and Scudder Growth and Income Portfolio (0.475%.)

For more information, see the Kemper INFS and Scudder VLIF prospectuses and SAIs.

                          DESCRIPTION OF THE CONTRACT

Unless otherwise specified, any reference to the "Company" in this Prospectus shall refer exclusively to Allmerica Financial Life Insurance and Annuity Company for contracts issued in the District of Columbia, Puerto Rico, the Virgin Islands and any state except Hawaii and New York and exclusively to First Allmerica Financial Life Insurance Company for contracts issued in Hawaii and New York.

A. PAYMENTS

The Company's underwriting requirements, which include receipt of the initial payment and allocation instructions by the Company at its Principal Office, must be met before a Contract can be issued. These requirements may also include the proper completion of an application; however, where permitted, the Company may issue a Contract without completion of an application for certain classes of annuity contracts.

Payments are to be made payable to the Company. A net payment is equal to the payment received less the amount of any applicable premium tax. The initial net payment will be credited to the Contract and allocated among the requested accounts as of the date that all issue requirements are properly met. If all issue requirements are not complied with within five business days of the Company's receipt of the initial payment, the payment will be returned unless the Owner specifically consents to the holding of the initial payment until completion of any outstanding issue requirements. Subsequent payments will be credited as of the Valuation Date received at the Principal Office on the basis of accumulation unit value next determined after receipt.

Payments are not limited as to frequency and number, but there are certain limitations as to amount. Currently, the initial payment must be at least $25,000. Each subsequent payment must be at least $100. The minimum allocation to a Guarantee Period Account is $1,000. If less than $1,000 is allocated to a Guarantee Period Account, the Company reserves the right to apply that amount to the Kemper Money Market Portfolio.

From time to time where permitted by law, the Company may credit amounts to Contracts when Contracts are sold to individuals or groups of individuals in a manner that reduces sales expenses. The Company will consider factors such as the following: (1) the size and type of group or class, and the persistency expected from that group or class; (2) the total amount of payments to be received and the manner in which payments are remitted; (3) the purpose for which the Contracts are being purchased and whether that purpose makes it likely that costs and expenses will be reduced; (4) other transactions where sales expenses are likely to be reduced; or (5) the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class (for example, broker-dealers who offer this Contract in connection with financial planning services offered on a fee for service basis). The Company may also credit amounts to Contracts where either the Owner or the Annuitant on the issue date is within the following classes of individuals ("eligible persons"): employees and registered representatives of any broker-dealer which has entered into a Sales Agreement with the Company to sell the Contract; employees of the Company, its affiliates or subsidiaries; officers, directors, trustees and employees of any of the Portfolios, investment managers or sub-advisers; and the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents and grandparents.

Generally, unless otherwise requested, all payments will be allocated among the accounts in the same proportion that the initial net payment is allocated or, if subsequently changed, according to the most recent allocation instructions. As of the date of this Prospectus, payments may be allocated to a maximum of seventeen variable Sub-Accounts during the life of the Contract and prior to the Annuity Date in addition to the Kemper Money Market Portfolio. There are no restrictions on the number of times the Fixed Account and the Guarantee Period Accounts may be used over the life of the Contract.

The Owner may change allocation instructions for new payments pursuant to a written or telephone request. If telephone requests are elected by the Owner, a properly completed authorization must be on file before telephone requests will be honored. The Company will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone include requirements that callers on behalf of an Owner identify themselves by name and identify the Annuitant by name, date of birth and social security number. All transfer instructions by telephone are tape-recorded.

B. RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY

An individual purchasing a Contract intended to qualify as an IRA may cancel the Contract at any time within ten days after receipt of the Contract and receive a refund. In order to cancel the Contract, the Owner must mail or deliver the Contract to the agent through whom the Contract was purchased or to the Company's Principal Office at 440 Lincoln Street, Worcester, MA 01653. Mailing or delivery must occur on or before ten days after receipt of the Contract for cancellation to be effective.

Within seven days the Company will provide a refund equal to the gross payment(s) received. In some states, however, the refund may equal the greater of (a) gross payments or (b) any amounts allocated to the Fixed Account and the Guarantee Period Accounts plus the Accumulated Value of amounts allocated to the Variable Account plus any amounts deducted under the Contract or by the Portfolios for taxes, charges or fees. At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate whether the refund will be equal to gross payments or equal to the greater of (a) or (b) as set forth above.

The liability of the Variable Account under this provision is limited to the Owner's Accumulated Value in the Sub-Accounts on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.

C. RIGHT TO CANCEL ALL OTHER CONTRACTS

An Owner may cancel the Contract at any time within ten days after receipt of the Contract (or longer if required by state law) and receive a refund. Generally, the Company will pay to the Owner an amount equal to the sum of (1) the difference between the payment paid, including fees, and any amount allocated to the Variable Account, and (2) the Accumulated Value of amounts allocated to the Variable Account as of the date the request is received. If the Contract was purchased as an IRA or issued in a state that requires a full refund of the initial payment(s), the IRA cancellation right described above may be utilized in lieu of the special surrender right. At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate what the refund will be and the time period allowed to exercise the right to cancel.

D. TRANSFER PRIVILEGE

At any time prior to the Annuity Date, an Owner may have amounts transferred among accounts subject to the seventeen variable Sub-Account restriction discussed in "A. Payments." Transfer values will be effected at the Accumulation Value next computed after receipt of the transfer order. The Company will make transfers pursuant to written or telephone requests. As discussed in "A. Payments," a properly completed authorization form must be on file before telephone requests will be honored. In Oregon and Massachusetts, payments and transfers to the Fixed Account are subject to certain restrictions. See APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."

Transfers to a Guarantee Period Account must be at least $1,000. If the amount to be transferred to a Guarantee Period Account is less than $1,000, the Company may transfer that amount to the Sub-Account which invests in the Kemper Money Market Portfolio. Transfers from a Guarantee Period Account prior to the expiration of the Guarantee Period will be subject to a Market Value Adjustment.

The Owner may authorize an independent third party to transact allocations and transfers in accordance with an asset allocation strategy or other investment strategy. The Company may provide administrative or other support services to these independent third parties, however, the Company does not engage any third parties to offer allocation or other investment services under this Contract, does not endorse or review any allocation or transfer recommendations and is not responsible for the investment results of such allocations or transfers transacted on the Owner's behalf. In addition, the Company reserves the right to discontinue services or limit the number of Portfolios that it may provide such services for as well as to restrict such transactions altogether when exercised by a market timing firm or any other third party authorized to initiate allocations, transfers or exchanges on behalf of multiple Contract owners. The Company does not charge the Owner for providing additional support services.

As indicated above, the Company reserves the right to restrict transfer privileges when exercised by a market timing firm or any other third party authorized to initiate allocations, transfers or exchanges on behalf of multiple Contract owners, if the execution of such transfers may disadvantage or potentially impair the contract rights of other contract owners. The Company may, among other things, not accept (1) the transfer or exchange instructions of any agent acting under a power of attorney on behalf of more than one Contract owner, or (2) the transfer or exchange instructions of individual Contract owners who have executed pre-authorized transfer or exchange forms which are submitted by market timing firms or other third parties on behalf of more than one Contract owner at the same time.

AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING) AND AUTOMATIC ACCOUNT REBALANCING OPTIONS. The Owner may elect automatic transfers of a predetermined dollar amount, not less than $100, on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually) from the Sub-Account investing in the Kemper Money Market Portfolio or the Kemper Government Securities Portfolio, or from the Fixed Account (the source account) to one or more of the Sub-Accounts. Automatic transfers may not be made into the Fixed Account, the Guarantee Period Accounts or, if applicable, the Portfolio being used as the source account. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Portfolios. Automatic transfers will continue until the amount in the source account on a transfer date is zero or the Owner's request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically, and the Owner must provide a new request to the Company.

To the extent permitted by state law, the Company reserves the right, from time to time, to credit an enhanced interest rate to certain initial and/or subsequent payments which are deposited into the Fixed Account and which utilize the Fixed Account as the source account for the payment from which to process automatic transfers. For more information see APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."

The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, bi-monthly, quarterly, semi-annual or annual basis in accordance with specified percentage allocations. As frequently as requested, the Company will review the percentage allocations in the Portfolios and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account Rebalancing will continue until the Owner's request to terminate or change the option is received by the Company. As such, subsequent payments allocated in a manner different from the percentage allocation mix in effect on the date the payment is received will be reallocated in accordance with the existing mix on the next scheduled date unless the Owner's timely request to change the mix or terminate the option is received by the Company.

The Company reserves the right to limit the number of Portfolios that may be utilized for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. The first automatic transfer or rebalancing and all subsequent transfers or rebalancings of that request in the same Contract year count as one transfer towards the 12 transfers which are guaranteed to be free of a transfer charge in each Contract year. There currently is no charge for either program. Currently, Dollar Cost Averaging and Automatic Account Rebalancing may not be in effect simultaneously. Either option may be elected when the Contract is purchased or at a later date.

E. SURRENDER

At any time prior to the Annuity Date, an Owner may surrender the Contract and receive its Accumulated Value adjusted for any Market Value Adjustment ("Surrender Value") and applicable tax withholding. The Owner must return the Contract and a signed, written request for surrender, satisfactory to the Company, to the Principal Office. The amount payable to the Owner upon surrender will be based on the Contract's Accumulated Value as of the Valuation Date on which the request and the Contract are received at the Principal Office.

The Contract fee will be deducted upon surrender of the Contract.

After the Annuity Date, only a Contract under which future annuity benefit payments are limited to a specified period (as specified in the Period Certain Annuity Option) may be surrendered. The Surrender Amount is the commuted value of any unpaid annuity benefit payments, computed on the basis of the assumed interest rate incorporated in such annuity benefit payments.

Any amount surrendered normally is payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and withdrawals of amounts in each Sub-Account in any period during which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has, by order, permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of Portfolio securities or valuation of assets of each separate account is not reasonably practicable.

The Company reserves the right to defer surrenders and withdrawals of amounts allocated to the Company's Fixed Account and Guarantee Period Accounts for a period not to exceed six months.

The surrender rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program ("Texas ORP") are restricted; see "FEDERAL TAX CONSIDERATIONS," "Tax-Sheltered Annuities" and "Texas Optional Retirement Program."

Where an Owner who is a trustee under a pension plan surrenders, in whole or in part, a Contract on a terminating employee, the trustee will be permitted to reallocate all or a part of the total Accumulated Value under the Contract to other contracts issued by the Company and owned by the trustee. Any such reallocation will be at the unit values for the Sub-Accounts as of the Valuation Date on which a written, signed request is received at the Principal Office.

For important tax consequences which may result from surrender, see "FEDERAL TAX CONSIDERATIONS."

F. WITHDRAWALS

At any time prior to the Annuity Date, an Owner may withdraw a portion of the Accumulated Value of his or her Contract, subject to the limits stated below. The Owner must file a signed, written request for withdrawals, satisfactory to the Company, at the Principal Office. The written request must indicate the dollar amount the Owner wishes to receive and the accounts from which such amount is to be withdrawn. Amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment against the remaining value, as described under "GUARANTEE PERIOD ACCOUNTS."

Where allocations have been made to more than one account, a percentage of the withdrawal may be allocated to each such account. A withdrawal from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount withdrawn, computed as of the Valuation Date that the request is received at the Principal Office.

Each withdrawal must be in a minimum amount of $100. No withdrawal will be permitted if the Accumulated Value remaining under the Contract would be reduced to less than $1,000. Withdrawals will be paid in accordance with the time limitations described under "E. Surrender."

After the Annuity Date, only a Contract under which future variable annuity benefit payments are limited to a specified period may be withdrawn. A withdrawal after the Annuity Date will result in cancellation of a number of Annuity Units equivalent in value to the amount withdrawn.

For important restrictions on withdrawals which are applicable to Owners who are participants under Section 403(b) plans or under the Texas ORP, see "FEDERAL TAX CONSIDERATIONS," "Tax-Sheltered Annuities" and "Texas Optional Retirement Program."

For important tax consequences which may result from withdrawals, see "FEDERAL TAX CONSIDERATIONS."

SYSTEMATIC WITHDRAWALS. The Owner may elect an automatic schedule of withdrawals (systematic withdrawals) from amounts in the Sub-Accounts and/or the Fixed Account on a monthly, bi-monthly, quarterly, semi-annual or annual basis. Systematic withdrawals from Guarantee Period Accounts are not available. The minimum amount of each automatic withdrawal is $100. If elected at the time of purchase, the Owner must designate in writing the specific dollar amount of each withdrawal and the percentage of this amount which should be taken from each designated Sub-Account and/or the Fixed Account. Systematic withdrawals then will begin on the date indicated on the application. If elected after the issue date, the Owner may elect, by written request, a specific dollar amount and the percentage of this amount to be taken from each designated Sub-Account and/or the Fixed Account, or the Owner may elect to withdraw a specific percentage of the Accumulated Value calculated as of the withdrawal dates, and may designate the percentage of this amount which should be taken from each account. The first withdrawal will take place on the date the written request is received at the Principal Office or, if later, on a date specified by the Owner.

If a withdrawal would cause the remaining Accumulated Value to be less than $1,000, systematic withdrawals will be discontinued. Systematic withdrawals will cease automatically on the Annuity Date. The Owner may change or terminate systematic withdrawals by written request to the Principal Office only.

LIFE EXPECTANCY DISTRIBUTIONS. Prior to the Annuity Date the Owner who also is the Annuitant may elect to make a series of systematic withdrawals from the Contract according to a life expectancy distribution ("LED") option by returning a properly signed LED request form to the Principal Office. The LED option permits the Owner to make systematic withdrawals from the Contract over his or her lifetime. The amount withdrawn from the Contract changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 16 years, but a person who attains age 86 has a life expectancy of another 6.5 years. While an LED is in effect, the Owner must remain the Annuitant.

Where the Owner is a trust or other non-natural person, the Owner may elect the LED option based on the Annuitant's life expectancy.

If an Owner elects the LED option, in each calendar year a fraction of the Accumulated Value is withdrawn based on the Owner's then life expectancy. The numerator of the fraction is 1 (one) and the denominator of the fraction is the remaining life expectancy of the Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. The Owner may elect monthly, bi-monthly, quarterly, semi-annual, or annual distributions, and may terminate the LED option at any time. Under contracts issued in Hawaii and New York, the LED option will terminate automatically on the maximum Annuity Date permitted under the Contract at which time an Annuity Option must be elected. The Owner also may elect to receive distributions under an LED option which is determined on the joint life expectancy of the Owner and a beneficiary. The Company also may offer other systematic withdrawal options.

If an Owner makes withdrawals under the LED option prior to age 59 1/2, the withdrawals may be treated by the Internal Revenue Service ("IRS") as premature distributions from the Contract. The payments then would be taxed on an "income first" basis and be subject to a 10% federal tax penalty. For more information, see "FEDERAL TAX CONSIDERATIONS" and "B. Taxation of the Contracts in General."

The Company may discontinue or change the LED option at any time, but not with respect to election of the option made prior to the date of any change in the LED option.

G. DEATH BENEFIT

In the event that an Owner or (in the event the Owner is a non-natural person) an Annuitant dies prior to the Annuity Date, the Company will pay the beneficiary a death benefit, except where the Contract is continued as provided in "H. The Spouse of the Owner as Beneficiary."

DEATH OF AN OWNER PRIOR TO THE ANNUITY DATE. Upon the death of an Owner (or an Annuitant if the Owner is a non-natural person), a death benefit will be paid. The standard death benefit will be equal to the GREATER of (a) the Accumulated Value under the Contract increased by any positive Market Value Adjustment; or
(b) gross payments, decreased proportionately to reflect withdrawals (for each withdrawal, the proportionate reduction is calculated as the death benefit under this option immediately prior to the withdrawal multiplied by the withdrawal amount and divided by the Accumulated Value immediately prior to the withdrawal);

OPTIONAL ENHANCED DEATH BENEFIT RIDER. At the time of application for the Contract, the Owner may elect an optional Enhanced Death Benefit Rider. Under the Enhanced Death Benefit Rider:

I. If an Owner (or an Annuitant if the Owner is a non-natural person) dies prior to the Annuity Date and before the oldest Owner's 90th birthday, the death benefit will be equal to the GREATEST of:

(a) the Accumulated Value increased by any positive Market Value Adjustment (the "Accumulated Value"); or

(b) gross payments compounded daily at an annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals (5% compounding not available in Hawaii and New York); or

(c) the highest Accumulated Value of all Contract anniversaries, as determined after the Accumulated Value of each Contract anniversary is increased for subsequent payments and decreased proportionately for subsequent withdrawals.

The (c) value is determined on each Contract anniversary. A snapshot is taken of the current (a) value and compared to snapshots taken of the (a) value on all prior Contract anniversaries, AFTER all of the (a) values have been adjusted to reflect subsequent payments and decreased proportionately for subsequent withdrawals. The highest of all of these adjusted (a) values then becomes the
(c) value. This (c) value becomes the floor below which the death benefit will not drop and is locked-in until the next Contract anniversary. The values of (b) and (c) will be decreased proportionately if withdrawals are taken.

II. If an Owner (or an Annuitant if the Owner is a non-natural person) dies prior to the Annuity Date but after the oldest Owner's 90th birthday, the death benefit will be equal to the GREATER of:

(a) the Accumulated Value increased by any positive Market Value Adjustment; or

(b) the death benefit, as calculated under I, that would have been payable on the Contract anniversary immediately prior to the oldest Owner's 90th birthday, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

A separate charge is made for an optional Enhanced Death Benefit Rider. On the last day of each month and on the date the Rider is terminated, a charge equal to 1/12th of an annual rate of 0.25% is made against the Accumulated Value of the Contract at that time. The charge is deducted in arrears through a pro-rata reduction (based on relative values) of Accumulation Units in the Sub-Accounts, of dollar amounts in the Fixed Account, and of dollar amounts in the Guarantee Period Accounts.

PAYMENT OF THE DEATH BENEFIT. The death benefit generally will be paid to the beneficiary in one sum within seven business days of the receipt of due proof of death at the Principal Office unless the Owner has specified a death benefit annuity option. Instead of payment in one sum, the beneficiary may, by written request, elect to:

    (1) defer distribution of the death benefit for a period no more than five years from the date of death; or

    (2) receive a life annuity or an annuity for a period certain not extending beyond the beneficiary's life expectancy, with annuity benefit payments beginning one year from the date of death.

If distribution of the death benefit is deferred under (1) or (2), any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the Kemper Money Market Portfolio. The excess, if any, of the death benefit over the Accumulated Value also will be transferred to the Sub-Account investing in the Kemper Money Market Portfolio. The beneficiary may, by written request, effect transfers and withdrawals during the deferral period and prior to annuitization under (2), but may not make additional payments. The death benefit will reflect any earnings or losses experienced during the deferral period. If there are multiple beneficiaries, the consent of all is required.

With respect to the death benefit, the Accumulated Value under the Contract will be based on the unit values next computed after due proof of the death has been received.

H. THE SPOUSE OF THE OWNER AS BENEFICIARY

The Owner's spouse, if named as the sole beneficiary, may by written request continue the Contract in lieu of receiving the amount payable upon death of the Owner. The spouse will then become the Owner and Annuitant subject to the following: (1) any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the Kemper Money Market Portfolio and (2) the excess, if any, of the death benefit over the Contract's Accumulated Value also will be added to the Sub-Account investing in the Kemper Money Market Portfolio. Additional payments may be made. All other rights and benefits provided in the Contract will continue, except that any subsequent spouse of such new Owner will not be entitled to continue the Contract upon such new Owner's death.

I. ASSIGNMENT

The Contract, other than those sold in connection with certain qualified plans, may be assigned by the Owner at any time prior to the Annuity Date and prior to the death of an Owner (see "FEDERAL TAX CONSIDERATIONS"). The Company will not be deemed to have knowledge of an assignment unless it is made in writing and filed at the Principal Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Contract is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Contract to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Contract. The interest of the Owner and of any beneficiary will be subject to any assignment.

J. ELECTING THE FORM OF ANNUITY AND ANNUITY DATE

The Annuity Date is selected by the Owner. To the extent permitted by state law, the Annuity Date may be the first day of any month (1) before the Owner's 85th birthday, if the Owner's age on the issue date of the Contract is 75 or under; or (2) within ten years from the issue date of the Contract and before the Owner's 90th birthday, if the Owner's age on the issue date is between 76 and
90. The Owner may elect to change the Annuity Date by sending a request to the Principal Office at least one month before the Annuity Date. To the extent permitted by state law, the new Annuity Date must be the first day of any month occurring before the Owner's 99th birthday. If there are Joint Owners, the age of the younger will determine the Annuity Date. The Internal Revenue Code ("the Code") and the terms of qualified plans impose limitations on the age at which annuity benefit payments may commence and the type of annuity option selected. See "FEDERAL TAX CONSIDERATIONS" for further information.

Subject to certain restrictions described below, the Owner has the right (1) to select the annuity payout option under which annuity benefit payments are to be made, and (2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Annuity benefit payments are determined according to the annuity tables in the Contract, by the annuity option selected, and by the investment performance of the Accounts selected.

To the extent a fixed annuity payout is selected, Accumulated Value will be transferred to the Fixed Account, and the annuity benefit payments will be fixed in amount. See APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."

Under a variable annuity payout, a payment to the Owner, or the payee the Owner designates, equal to the value of the fixed number of Annuity Units in the Sub-Accounts is made monthly, quarterly, semi-annually or annually. Since the value of an Annuity Unit in a Sub-Account will reflect the investment performance of the Sub-Account, the amount of each annuity benefit payment will vary.

The annuity payout option selected must produce an initial payment of at least $50 (a lower amount may be required in some states). The Company reserves the right to increase this minimum amount. If the annuity payout option selected does not produce an initial payment which meets this minimum, a single payment will be made. Once the Company begins making annuity benefit payments, the Owner cannot make withdrawals or surrender the annuity benefit, except where the Owner has elected a commutable period certain option. Beneficiaries entitled to receive remaining payments under either a commutable or non-commutable "period certain" may elect instead to receive a lump sum settlement. See "K. Description of Variable Annuity Payout Options."

If the Owner does not elect otherwise, a variable life annuity with periodic payments for ten years guaranteed will be purchased. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.

If an owner of a fixed annuity contract issued by the Company wishes to elect a variable annuity payout option after annuitization, the Company may permit such owner to exchange the fixed contract for a Contract offered in this Prospectus. The proceeds of the fixed contract will be applied towards the variable annuity option desired by the owner. The number of Annuity Units under the option will be calculated using the Annuity Unit values as of the 15th of the month preceding the Annuity Date.

K. DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS

The Company currently provides the variable annuity payout options described below. Currently, variable annuity payout options may be funded through the Sub-Accounts investing in the Kemper Investment Grade Bond, Kemper Value+Growth, Kemper Horizon 10+ and Kemper Horizon 5 Portfolios. The Company also provides these same options funded through the Fixed Account (fixed-amount annuity option). Regardless of how payments were allocated during the accumulation period, any of the variable annuity options or the fixed-amount options may be selected, or any of the variable annuity options may be selected in combination with any of the fixed-amount annuity options. Other annuity options may be offered by the Company. IRS regulations may not permit certain of the available annuity options when used in connection with certain qualified Contracts.

If the Owner (or, if there are Joint Owners, the surviving Joint Owner) dies on or after the Annuity Date, the beneficiary will become the Owner of the contract and receive any remaining annuity benefit payments in accordance with the terms of the annuity benefit payment option selected prior to the Annuity Date. If there are Joint Owners on or after the Annuity Date, upon the first Owner death, any remaining annuity benefit payments will continue to the surviving Joint Owner in accordance with the terms of the annuity benefit payment option selected prior to the Annuity Date.

If the Owner selects an annuity payout option which provides for the continuation of payments after the death of an Annuitant, upon the death of an Annuitant on or after the Annuity Date, any remaining payments will continue to be paid to the Owner or the payee the Owner has designated.

VARIABLE LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR TEN YEARS. This variable annuity is payable periodically during the lifetime of the Annuitant with the guarantee that if the Annuitant should die before the guaranteed number of payments have been made, the remaining guaranteed payments will continue to be paid.

VARIABLE LIFE ANNUITY PAYABLE PERIODICALLY DURING THE LIFETIME OF THE ANNUITANT ONLY. This variable annuity is payable during the Annuitant's life. It would be possible under this option for the Owner to receive only one annuity benefit payment if the Annuitant dies prior to the due date of the second annuity benefit payment, two annuity benefit payments if the Annuitant dies before the due date of the third annuity benefit payment, and so on. Payments will continue, however, during the lifetime of the Annuitant, no matter how long he or she lives.

UNIT FUND VARIABLE LIFE ANNUITY. This is an annuity payable periodically during the lifetime of the Annuitant with the guarantee that if the Annuitant dies and
(1) exceeds (2) then periodic variable annuity benefit payments will continue until the number of such payments equals the number determined in (1).

  Where: (1) is the dollar amount of the Accumulated Value divided by the dollar amount of the first payment, and

         (2) is the number of payments paid prior to the death of the Annuitant.

JOINT AND SURVIVOR VARIABLE LIFE ANNUITY. This variable annuity is payable during the joint lifetime of the Annuitant and another individual (i.e. the beneficiary or a Joint Annuitant), and then continues thereafter during the lifetime of the survivor. The amount of each payment during the lifetime of the survivor is based on the same number of Annuity Units which applied during their joint lifetime. There is no minimum number of payments under this option.

JOINT AND TWO-THIRDS SURVIVOR VARIABLE LIFE ANNUITY. This variable annuity is payable during the joint lifetime of the Annuitant and one other individual (i.e., the beneficiary or a Joint Annuitant), and then continues thereafter during the lifetime of the survivor. The amount of each periodic payment during the lifetime of the survivor, however, is based upon two-thirds of the number of Annuity Units which applied during their joint lifetime. There is no minimum number of payments under this option.

PERIOD CERTAIN VARIABLE ANNUITY. This variable annuity has periodic payments for a stipulated number of years ranging from one to 30. If the Annuitant dies before the end of the period, remaining payments will continue to be paid. This option may be commutable, that is, the Owner reserves the right to receive a lump sum in place of installments, or it becomes non-commutable. The Owner must reserve this right at the time benefits begin.

It should be noted that the period certain option does not involve a life contingency. In the computation of the payments under this option, the charge for annuity rate guarantees, which includes a factor for mortality risks, is made. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under the period certain option to elect to convert to a variable annuity involving a life contingency. The Company may discontinue or change this practice at any time, but not with respect to election of the option made prior to the date of any change in this practice. See "FEDERAL TAX CONSIDERATIONS" for a discussion of the possible adverse tax consequences of selecting a period certain option.

L. ANNUITY BENEFIT PAYMENTS

THE ANNUITY UNIT. On and after the Annuity Date, the Annuity Unit is a measure of the value of the monthly annuity benefit payments under a variable annuity option. The value of an Annuity Unit in each Sub-Account on its inception date was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the product of (1) the net investment factor of the Sub-Account for the current Valuation Period, and (2) a factor to adjust benefits to neutralize the assumed interest rate. The assumed interest rate, discussed below, is incorporated in the variable annuity options offered in the Contract.

DETERMINATION OF THE FIRST AND SUBSEQUENT ANNUITY BENEFIT PAYMENTS. The first periodic annuity benefit payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date that the first annuity benefit payment is due. Variable annuity benefit payments are due on the first of a month, which is the date the payment is to be received by the Annuitant, and currently are based on unit values as of the 15th day of the preceding month.

The Contract provides annuity rates which determine the dollar amount of the first periodic payment under each form of annuity for each $1,000 of applied value. For life contingency options and non-commutable period certain options of ten or more years (six or more years under New York contracts), the annuity value is the Accumulated Value less any premium taxes and adjusted for any Market Value Adjustment. For commutable period certain options or any period certain option less than ten years (less than six years under New York contracts), the value is Surrender Value less any premium tax. For a death benefit annuity, the annuity value will be the amount of the death benefit. The annuity rates in the Contract are based on a modification of the Annuity 2000 Individual Mortality Table.

The amount of the first monthly payment depends upon the form of annuity selected, the sex (however, see "M. NORRIS Decision") and age of the Annuitant and/or beneficiary, if applicable, and the value of the amount applied under the annuity option. The variable annuity options offered by the Company are based on a 3.5% assumed interest rate. Variable payments are affected by the assumed interest rate used in calculating the annuity option rates. Variable annuity benefit payments will increase over periods when the actual net investment result of the Sub-Accounts funding the annuity exceeds the equivalent of the assumed interest rate for the period. Variable annuity benefit payments will decrease over periods when the actual net investment result of the respective Sub-Account is less than the equivalent of the assumed interest rate for the period.

The dollar amount of the first periodic annuity benefit payment under life annuity options and non-commutable period certain options of ten years or more (six or more years under New York contracts) is determined by multiplying (1) the Accumulated Value applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value. For commutable period certain options and any period certain option of less than ten years (less than six years under New York contracts), the Surrender Value less premium taxes, if any, is used rather than the Accumulated Value. The dollar amount of the first variable annuity benefit payment then is divided by the value of an Annuity Unit of the selected Sub-Accounts to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option. For each subsequent payment, the dollar amount of the variable annuity benefit payment is determined by multiplying this fixed number of Annuity Units by the value of an Annuity Unit on the applicable Valuation Date.

After the first benefit payment, the dollar amount of each periodic variable annuity benefit payment will vary with subsequent variations in the value of the Annuity Unit of the selected Sub-Accounts. The dollar amount of each fixed amount annuity benefit payment is fixed and will not change, except under the joint and two-thirds survivor annuity option.

From time to time, the Company may offer Owners both fixed and variable annuity rates more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class.

For an illustration of variable annuity benefit payment calculation using a hypothetical example, see "ANNUITY BENEFIT PAYMENTS" in the SAI.

M. NORRIS DECISION

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the

Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on the greater of (1) the Company's unisex non-guaranteed current annuity option rates, or (2) the guaranteed unisex rates described in such Contract, regardless of whether the Annuitant is male or female.

N. COMPUTATION OF VALUES

THE ACCUMULATION UNIT. Each net payment is allocated to the accounts selected by the Owner. Allocations to the Sub-Accounts are credited to the Contract in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Contract is equal to the portion of the net payment allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received in good order at the Company's Principal Office. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a withdrawal, or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account, and will reflect the investment performance, expenses and charges of its Portfolios. The value of an Accumulation Unit at inception was set at $1.00 on the first Valuation Date for each Sub-Account.

Allocations to Guarantee Period Accounts and the Fixed Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See "GUARANTEE PERIOD ACCOUNTS" and APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."

The Accumulated Value under the Contract is determined by (1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date, (2) adding the products, and (3) adding the amount of the accumulations in the Fixed Account and Guarantee Period Accounts, if any.

NET INVESTMENT FACTOR. The Net Investment Factor is an index that measures the investment performance of a Sub-Account from one Valuation Period to the next. This factor is equal to 1.000000 plus the result from dividing (1) by (2) and subtracting (3) and (4) where:

  (1) is the investment income of a Sub-Account for the Valuation Period, including realized or unrealized capital gains and losses during the Valuation Period, adjusted for provisions made for taxes, if any;

  (2) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

  (3) is a charge for mortality and expense risks equal to 1.25% on an annual basis of the daily value of the Sub-Account's assets; and

  (4) is an administrative charge equal to 0.15% on an annual basis of the daily value of the Sub-Account's assets.

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor. For an illustration of Accumulation Unit calculation using a hypothetical example see the SAI.

                             CHARGES AND DEDUCTIONS

Deductions under the Contract and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Underlying Portfolios are described in the prospectuses and SAIs of Kemper INFS and Scudder VLIF.

A. VARIABLE ACCOUNT DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE. The Company makes a daily charge equal to an annual rate of 1.25% of the value of each Sub-Account's assets to cover the mortality and expense risk which the Company assumes in relation to the variable portion of the Contract. The charge is imposed during both the accumulation period and the annuity payout period. The mortality risk arises from the Company's guarantee that it will make annuity benefit payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity option selected), no matter how long the Annuitant (or other individual) lives and no matter how long all Annuitants as a class live. Therefore, the mortality charge is deducted during the annuity payout period on all Contracts, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Contract and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. The Company intends to recoup commissions and other sales expenses through profits from the Company's General Account, which may include amounts derived from mortality and expense risk charges.

Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

ADMINISTRATIVE EXPENSE CHARGE. The Company assesses each Sub-Account with a daily charge at an annual rate of 0.15% of the average daily net assets of the Sub-Account. The charge is imposed during both the accumulation phase and the annuity payout phase. The daily administrative expense charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account, without profits. There is no direct relationship, however, between the amount of administrative expenses imposed on a given Contract and the amount of expenses actually attributable to that Contract.

Deductions for the Contract fee (described under "B. Contract Fee") and for the administrative expense charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Variable Account and the Contract include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

OTHER CHARGES. Because the Sub-Accounts hold shares of the Underlying Portfolios, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Portfolios. The prospectuses and SAIs of the Underlying Portfolios contain additional information concerning expenses of the Portfolios.

B. CONTRACT FEE

A $35 Contract fee currently is deducted on the Contract anniversary date and upon full surrender of the Contract when the Accumulated Value is less than $75,000. (This fee may vary by state. See your Contract for more information.) Where Contract value has been allocated to more than one account, a percentage of the total Contract fee will be deducted from the value in each account. The portion of the charge deducted from each account will be equal to the percentage which the value in that account bears to the Accumulated Value under the

Contract. The deduction of the Contract fee from a Sub-Account will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from that account.

Where permitted by law, the Contract fee also may be waived for Contracts where, on the issue date, either the Owner or the Annuitant is within the following classes of individuals: employees and registered representatives of any broker-dealer which has entered into a sales agreement with the Company to sell the Contract; employees of the Company, its affiliates and subsidiaries; officers, directors, trustees and employees of any of the Portfolios; investment managers or Sub-Advisers; and the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents and grandparents.

C. OPTIONAL ENHANCED DEATH BENEFIT RIDER CHARGE

Subject to state availability, the Company offers an optional Enhanced Death Benefit Rider that may be elected by the Owner. A separate monthly charge is made for the rider. On the last day of each month and on the date the rider is terminated, a charge equal to 1/12th of an annual rate of 0.25% is made against the Accumulated Value of the Contract at that time. The charge is deducted in arrears and made through a pro-rata reduction (based on relative values in Accumulation Units of the Sub-Accounts, of dollar amounts in the Fixed Account, and of dollar amounts in the Guarantee Period Accounts).

For a description of this rider, see "G. Death Benefit" under "DESCRIPTION OF THE CONTRACT," above.

D. PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%. The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

  1. if the premium tax was paid by the Company when payments were received, the premium tax charge is deducted on a pro-rata basis when withdrawals are made, upon surrender of the Contract, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for these Contracts at the time the payments are received); or

  2. the premium tax charge is deducted when annuity benefit payments begin.

In no event will a deduction be taken before the Company has incurred a tax liability under applicable state law. If no amount for premium tax was deducted at the time the payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Contract value at the time such determination is made.

E. TRANSFER CHARGE

The Company currently makes no charge for processing transfers. The Company guarantees that the first 12 transfers in a Contract year will be free of transfer charge, but reserves the right to assess a charge, guaranteed never to exceed $25, for each subsequent transfer in a Contract year. For more information, see "D. Transfer Privilege" under "DESCRIPTION OF THE CONTRACT."

                           GUARANTEE PERIOD ACCOUNTS

Due to certain exemptive and exclusionary provisions in the securities laws, interests in the Guarantee Period Accounts and the Fixed Account are not registered as an investment company under the provisions of the Securities Act of 1933 (the "1933 Act") or the 1940 Act. Accordingly, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Guarantee Period Accounts or the Fixed Account. Nevertheless, disclosures regarding the Guarantee Period Accounts and the Fixed Account of the Contract or any benefits offered under these accounts may be subject to the provisions of the 1933 Act relating to the accuracy and completeness of statements made in the Prospectus.

INVESTMENT OPTIONS. In most jurisdictions, there currently are nine Guarantee Periods available under the Contract with durations of two, three, four, five, six, seven, eight, nine and ten years. Each Guarantee Period Account established for the Owner is accounted for separately in a non-unitized segregated account. Each Guarantee Period Account provides for the accumulation of interest at a Guaranteed Interest Rate. The Guaranteed Interest Rate on amounts allocated or transferred to a Guarantee Period Account is determined from time to time by the Company in accordance with market conditions; however, once an interest rate is in effect for a Guarantee Period Account, the Company may not change it during the duration of the Guarantee Period. In no event will the Guaranteed Interest Rate be less than 3%.

To the extent permitted by law, the Company reserves the right at any time to offer Guarantee Periods with durations that differ from those which were available when a Contract initially was issued and to stop accepting new allocations, transfers or renewals to a particular Guarantee Period. Owners may allocate net payments or make transfers from any of the Sub-Accounts, the Fixed Account or an existing Guarantee Period Account to establish a new Guarantee Period Account at any time prior to the Annuity Date. (In Oregon and Massachusetts, payments and transfers to the Fixed Account are subject to certain restrictions. See APPENDIX A.) Transfers from a Guarantee Period Account on any date other than on the day following the expiration of that Guarantee Period will be subject to a Market Value Adjustment. The Company establishes a separate investment account each time the Owner allocates or transfers amounts to a Guarantee Period Account except that amounts allocated to the same Guarantee Period on the same day will be treated as one Guarantee Period Account. The minimum that may be allocated to establish a Guarantee Period Account is $1,000. If less than $1,000 is allocated, the Company reserves the right to apply that amount to the Kemper Money Market Portfolio. The Owner may allocate amounts to any of the Guarantee Periods available.

At least 45 days (but not more than 75 days) prior to the end of a Guarantee Period, the Company will notify the Owner in writing of the expiration of that Guarantee Period. At the end of a Guarantee Period the Owner may transfer amounts to the Sub-Accounts, the Fixed Account or establish a new Guarantee Period Account of any duration then offered by the Company without a Market Value Adjustment. If reallocation instructions are not received at the Principal Office before the end of a Guarantee Period, the account value automatically will be applied to a new Guarantee Period Account with the same duration unless
(1) less than $1,000 would remain in the Guarantee Period Account on its expiration date, or (2) the Guarantee Period would extend beyond the Annuity Date or is no longer available. In such cases, the Guarantee Period Account value will be transferred to the Sub-Account investing in the Kemper Money Market Portfolio. Where amounts have been renewed automatically in a new Guarantee Period, it is the Company's current practice to give the Owner an additional 30 days to transfer out of the Guarantee Period Account without application of a Market Value Adjustment. This practice may be discontinued or changed at the Company's discretion. Under contracts issued in New York, the Company will transfer monies out of the Guarantee Period Account without application of a Market Value Adjustment if the Owner's request is received within ten days of the renewal date.

MARKET VALUE ADJUSTMENT. No Market Value Adjustment will be applied to transfers, withdrawals or a surrender from a Guarantee Period Account on the expiration of its Guarantee Period. In addition, no negative Market Value Adjustment will be applied to a death benefit. However a positive Market Value Adjustment, if any, will increase the value of the death benefit when based on the Contract's Accumulated Value. See "G. Death Benefit." A Market Value Adjustment will apply to all other transfers, withdrawals or a surrender. Amounts applied under an annuity option are treated as withdrawals when calculating the Market Value Adjustment. The Market Value Adjustment will be determined by multiplying the amount taken from each Guarantee Period Account by the market value factor. The market value factor for each Guarantee Period Account is equal to:

                     [(1+i)/(1+j)] to the power of n/365-1

where: i is the Guaranteed Interest Rate expressed as a decimal (for example: 3% = 0.03) being credited to the current Guarantee
           Period;

           j is the new Guaranteed Interest Rate, expressed as a decimal, for a Guarantee Period with a duration equal to the number of years remaining in the current Guarantee Period, rounded to the next higher number of whole years. If that rate is not available, the Company will use a suitable rate or index allowed by the Department of Insurance; and

           n is the number of days remaining from the effective
           Valuation Date to the end of the current Guarantee Period.

Based on the application of this formula, the value of a Guarantee Period Account will increase after the Market Value Adjustment is applied if the then current market rates are lower than the rate being credited to the Guarantee Period Account. Similarly, the value of a Guarantee Period Account will decrease after the Market Value Adjustment is applied if the then current market rates are higher than the rate being credited to the Guarantee Period Account. The Market Value Adjustment is limited, however, so that even if the account value is decreased after application of a Market Value Adjustment, it will equal or exceed the Owner's principal plus 3% earnings per year less applicable Contract fees. Conversely, if the then current market rates are lower and the account value is increased after the Market Value Adjustment is applied, the increase in value also is affected by the minimum guaranteed rate of 3% such that the amount that will be added to the Guarantee Period Account is limited to the difference between the amount earned and the 3% minimum guaranteed earnings. For examples of how the Market Value Adjustment works, see APPENDIX B, "THE MARKET VALUE ADJUSTMENT."

PROGRAM TO PROTECT PRINCIPAL AND PROVIDE GROWTH POTENTIAL. Under this feature, the Owner elects a Guarantee Period and one or more Sub-Accounts. The Company then will compute the proportion of the initial payment that must be allocated to the Guarantee Period selected, assuming no transfers or withdrawals, in order to ensure that on the last day of the Guarantee Period it will equal the amount of the entire initial payment. The required amount then will be allocated to the pre-selected Guarantee Period Account and the remaining balance to the other investment options selected by the Owner in accordance with the procedures described in "A. Payments."

WITHDRAWALS. Prior to the Annuity Date, the Owner may make withdrawals of amounts held in the Guarantee Period Accounts. Withdrawals from these accounts will be made in the same manner and be subject to the same rules as set forth under "E. Surrender" and "F. Withdrawals." In addition, the following provisions also apply to withdrawals from a Guarantee Period Account: (1) a Market Value Adjustment will apply to all withdrawals, unless made at the end of the Guarantee Period; and (2) the Company reserves the right to defer payments of amounts withdrawn from a Guarantee Period Account for up to six months from the date it receives the withdrawal request. If deferred for 30 days or more, the Company will pay interest on the amount deferred at a rate of at least 3%.

In the event that a Market Value Adjustment applies to a withdrawal of a portion of the value of a Guarantee Period Account, it will be calculated on the amount requested and deducted or added to the amount remaining in the Guarantee Period Account. If the entire amount in a Guarantee Period Account is requested, the adjustment will be made to the amount payable.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of the Contract, on withdrawals or surrenders, on annuity benefit payments, and on the economic benefit to the Owner, or beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS.

IT SHOULD BE RECOGNIZED THAT THE FOLLOWING DISCUSSION OF FEDERAL INCOME TAX ASPECTS OF AMOUNTS RECEIVED UNDER VARIABLE ANNUITY CONTRACTS IS NOT EXHAUSTIVE, DOES NOT PURPORT TO COVER ALL SITUATIONS AND IS NOT INTENDED AS TAX ADVICE. A QUALIFIED TAX ADVISER ALWAYS SHOULD BE CONSULTED WITH REGARD TO THE APPLICATION OF LAW TO INDIVIDUAL CIRCUMSTANCES.

The Company intends to make a charge for any effect which the income, assets or existence of the Contract, the Variable Account or the Sub-Accounts may have upon its tax. The Variable Account presently is not subject to tax, but the Company reserves the right to assess a charge for taxes should the Variable Account at any time become subject to tax. Any charge for taxes will be assessed on a fair and equitable basis in order to preserve equity among classes of Owners and with respect to each separate account as though that separate account were a separate taxable entity.

The Variable Account is considered a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Code. The Company files a consolidated tax return with its affiliates.

Under Section 817(h) of the Code a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the Separate Account or Underlying Fund are not adequately diversified in accordance with regulations prescribed by the Treasury Department. If a Contract is not treated as an annuity contract, the income on a contract, for any taxable year of an owner, would be treated as ordinary income received or accrued by the owner. The IRS has issued regulations relating to the diversification requirements for variable annuity and variable life insurance contracts under
Section 817(h) of the Code. The regulations provide that the investments of a segregated asset account underlying a variable annuity contract are adequately diversified if no more than 55% of the value of its assets is represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. It is anticipated that the Portfolios will comply with the diversification requirements.

In addition, in order for a variable annuity contract to qualify for tax deferral, the Company, and not the variable contract owner, must be considered to be the owner for tax purposes of the assets in the segregated asset account underlying the variable annuity contract. In certain circumstances, however, variable annuity contract owners may be considered the owners of these assets for federal income tax purposes. Specifically, the IRS has stated in published rulings that a variable annuity contract owner may be considered the owner of segregated account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance governing the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued. The Company therefore additionally reserves the right to modify the Contract as necessary in order to attempt to prevent a contract owner from being considered the owner of a pro rata share of the assets of the segregated asset account underlying the variable annuity contracts.

A. QUALIFIED AND NON-QUALIFIED CONTRACTS

From a federal tax viewpoint there are two types of variable annuity contracts:
"qualified" contracts and "non-qualified" contracts. A qualified contract is one that is purchased in connection with a retirement plan which meets the requirements of Sections 401, 403, or 408 of the Code, while a non-qualified contract is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain withdrawals or surrenders will vary according to whether they are made from a qualified contract or a non-qualified contract. For more information on the tax provisions applicable to qualified Contracts, see "D. Provisions Applicable to Qualified Employer Plans."

B. TAXATION OF THE CONTRACT IN GENERAL

The Company believes that the Contract described in this Prospectus will, with certain exceptions (see "Non-Natural Owners" below), be considered an annuity contract under Section 72 of the Code. Please note, however, if the owner chooses an Annuity Date beyond the Owner's 85th birthday, it is possible that the Owner will be taxed on the annual increase in the Accumulated Value. The Owner should consult tax and financial advisors for more information. This section governs the taxation of annuities. The following discussion concerns annuities subject to Section 72.

WITHDRAWALS PRIOR TO ANNUITIZATION. With certain exceptions, any increase in the Contract's Accumulated Value is not taxable to the Owner until it is withdrawn from the Contract. If the Contract is surrendered or amounts are withdrawn prior to the Annuity Date, any withdrawal of investment gain in value over the cost basis of the Contract will be taxed as ordinary income. Under the current provisions of the Code, amounts received under an annuity contract prior to annuitization (including payments made upon the death of the annuitant or owner), generally are first attributable to any investment gains credited to the contract over the taxpayer's "investment in the contract." Such amounts will be treated as gross income subject to federal income taxation. "Investment in the contract" is the total of all payments to the Contract which were not excluded from the Owner's gross income less any amounts previously withdrawn which were not included in income. Section 72(e)(11)(A)(ii) requires that all non-qualified deferred annuity contracts issued by the same insurance company to the same owner during a single calendar year be treated as one contract in determining taxable distributions.

ANNUITY PAYOUTS AFTER ANNUITIZATION. When annuity benefit payments are commenced under the Contract, generally a portion of each payment may be excluded from gross income. The excludable portion generally is determined by a formula that establishes the ratio that the investment in the Contract bears to the expected return under the Contract. The portion of the payment in excess of this excludable amount is taxable as ordinary income. Once all the investment in the Contract is recovered, the entire payment is taxable to the Owner, whether or not the Owner is receiving the payments. If an Owner dies before the total investment in the Contract is recovered, a deduction for the difference is allowed on the Owner's final tax return.

PENALTY ON DISTRIBUTION. A 10% penalty tax may be imposed on the withdrawal of investment gains if the withdrawal is made prior to age 59 1/2. The penalty tax will not be imposed on withdrawals taken on or after age 59 1/2, or if the withdrawal follows the death of the owner (or, if the owner is not an individual, the death of the primary annuitant, as defined in the Code) or, in the case of the owner's "total disability" (as defined in the Code). Furthermore, under Section 72 of the Code, this penalty tax will not be imposed, irrespective of age, if the amount received is one of a series of "substantially equal" periodic payments made at least annually for the life or life expectancy of the Owner. This requirement is met when the owner elects to have distributions made over the owner's life expectancy, or over the joint life expectancy of the owner and beneficiary. The requirement that the amount be paid out as one of a series of "substantially equal" periodic payments is met when the number of units withdrawn to make each distribution is substantially the same. Any modification, other than by reason of death or disability, of distributions which are part of a series of substantially equal periodic payments that occurs before the owner's age

59 1/2 or five years, will subject the owner to the 10% penalty tax on the prior distributions. In addition to the exceptions above, the penalty tax will not apply to withdrawals from a qualified contract made to an employee who has terminated employment after reaching age 55.

In a Private Letter Ruling, the IRS took the position that where distributions from a variable annuity contract were determined by amortizing the accumulated value of the contract over the taxpayer's remaining life expectancy (such as under the Contract's LED option), and the option could be changed or terminated at any time, the distributions failed to qualify as part of a "series of substantially equal payments" within the meaning of Section 72 of the Code. The distributions, therefore, were subject to the 10% federal penalty tax. This Private Letter Ruling may be applicable to an Owner who receives distributions under the LED option prior to age 59 1/2. Subsequent Private Letter Rulings, however, have treated LED-type withdrawal programs as effectively avoiding the 10% penalty tax. The position of the IRS on this issue is unclear.

ASSIGNMENTS OR TRANSFERS. If the Owner transfers (assigns) the Contract to another individual as a gift prior to the Annuity Date, the Code provides that the Owner will incur taxable income at the time of the transfer. An exception is provided for certain transfers between spouses. The amount of taxable income upon such taxable transfer is equal to any investment gain in value over the Owner's cost basis at the time of the transfer. The transfer also is subject to federal gift tax provisions.

NON-NATURAL OWNERS. As a general rule, deferred annuity contracts owned by "non-natural persons" (e.g., a corporation) are not treated as annuity contracts for federal tax purposes, and the investment income attributable to contributions made after February 28, 1986 is taxed as ordinary income that is received or accrued by the owner during the taxable year. This rule does not apply to annuity contracts purchased with a single payment when the annuity date is no later than a year from the issue date or to deferred annuities owned by qualified employer plans, estates, employers with respect to a terminated pension plan, and entities other than employers, such as a trust, holding an annuity as an agent for a natural person. This exception, however, will not apply in cases of any employer who is the owner of an annuity contract under a non-qualified deferred compensation plan.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax-exempt employers for their employees may invest in annuity contracts. Contributions and investment earnings are not taxable to employees until distributed; however, with respect to payments made after February 28, 1986, a contract owned by a state or local government or a tax-exempt organization will not be treated as an annuity under Section 72 as well. In addition, plan assets are treated as property of the employer and are subject to the claims of the employer's general creditors.

C. TAX WITHHOLDING

The Code requires withholding with respect to payments or distributions from non-qualified contracts and IRAs, unless a taxpayer elects not to have withholding. A 20% withholding requirement applies to distributions from most other qualified contracts. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.

The tax treatment of certain withdrawals or surrenders of the non-qualified Contracts offered by this Prospectus will vary according to whether the amount withdrawn or surrendered is allocable to an investment in the Contract made before or after certain dates.

D. PROVISIONS APPLICABLE TO QUALIFIED EMPLOYER PLANS

The tax rules applicable to qualified employer plans, as defined by the Code, are complex and vary according to the type of plan. Benefits under a qualified plan may be subject to that plan's terms and conditions irrespective of the terms and conditions of any annuity contract used to fund such benefits. As such, the following is simply a general description of various types of qualified plans that may use the Contract. Before purchasing any annuity contract for use in funding a qualified plan, more specific information should be obtained.

A qualified Contract may include special provisions (endorsements) changing or restricting rights and benefits otherwise available to the Owner of a non-qualified Contract. Individuals purchasing a qualified Contract should carefully review any such changes or limitations which may include restrictions to ownership, transferability, assignability, contributions and distributions.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT SHARING PLANS. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish similar plans for themselves and their employees. Employers intending to use qualified Contracts in connection with such plans should seek competent advice as to the suitability of the Contract to their specific needs and as to applicable Code limitations and tax consequences.

The Company can provide prototype plans for certain pension or profit sharing plans for review by the plan's legal counsel. For information, ask your financial representative.

INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity ("IRA"). Note: this term covers all IRAs permitted under Section 408(b) of the Code, including Roth IRAs. IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from other types of retirement plans may be "rolled over," on a tax-deferred basis, to an IRA. Purchasers of an IRA Contract will be provided with supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract as described in this Prospectus. See "B. Right to Revoke Individual Retirement Annuity." Eligible employers that meet specified criteria may establish simplified employee pension plans (SEP-IRAs) or SIMPLE IRA plans for their employees using IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs, and may be deductible to the employer.

TAX-SHELTERED ANNUITIES ("TSAS"). Under the provisions of Section 403(b) of the Code, payments made to annuity contracts purchased for employees under annuity plans adopted by public school systems and certain organizations which are tax exempt under Section 501(c)(3) of the Code are excludable from the gross income of such employees to the extent that total annual payments do not exceed the maximum contribution permitted under the Code. Purchasers of TSA Contracts should seek competent advice as to eligibility, limitations on permissible payments and other tax consequences associated with the Contracts.

Withdrawals or other distributions attributable to salary reduction contributions (including earnings thereon) made to a TSA Contract after December 31, 1988, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. In the case of hardship, an Owner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

TEXAS OPTIONAL RETIREMENT PROGRAM. Distributions under a TSA Contract issued to participants in the Texas Optional Retirement Program may not be received except in the case of the participant's death, retirement or termination of employment in the Texas public institutions of higher education. These additional restrictions are imposed under the Texas Government Code and a prior opinion of the Texas Attorney General.

                                    REPORTS

An Owner is sent a report semi-annually which states certain financial information about the Portfolios. The Company also will furnish an annual report to the Owner containing a statement of his or her account, including unit values and other information as required by applicable law, rules and regulations.

                        LOANS (QUALIFIED CONTRACTS ONLY)

Loans are available to owners of TSA Contracts (i.e., contracts issued under Section 403(b) of the Code) and to Contracts issued to plans qualified under Sections 401(a) and 401(k) of the Code. Loans are subject to provisions of the Code and to applicable qualified retirement plan rules. Tax advisors and plan fiduciaries should be consulted prior to exercising loan privileges.

Loaned amounts will be withdrawn first from Sub-Account and Fixed Account values on a pro-rata basis until exhausted. Thereafter, any additional amounts will be withdrawn from the Guarantee Period Accounts (pro-rata by duration and LIFO within each duration), subject to any applicable Market Value Adjustments. The maximum loan amount will be determined under the Company's maximum loan formula. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract and the amount borrowed will be transferred to a loan asset account within the Company's General Account, where it will accrue interest at a specified rate below the then current loan rate. Generally, loans must be repaid within five years or less, and repayments must be made quarterly and in substantially equal amounts. Repayments will be allocated pro rata in accordance with the most recent payment allocation, except that any allocations to a Guarantee Period Account will be allocated to the Kemper Money Market Portfolio instead.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Portfolio no longer are available for investment or if in the Company's judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account or the affected Sub-Account, the Company may redeem the shares of that Portfolio and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Contract interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Variable Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by an Owner.

The Company also reserves the right to establish additional sub-accounts of the Variable Account, each of which would invest in shares corresponding to a new portfolio or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new sub-accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new sub-accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Portfolios also are issued to separate accounts of other insurance companies which issue variable life contracts ("mixed funding"). Shares of the Portfolios also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life owners or variable annuity owners. Although the Company, Kemper INFS and Scudder VLIF do not currently foresee any such disadvantages to either variable life insurance owners or variable annuity owners, the Company and the trustees of Kemper INFS and Scudder VLIF intend to monitor events in order to identify any material conflicts between such Owners and to determine what action, if any, should be taken in response thereto. If the trustees were to conclude that separate portfolios should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

If any of these substitutions or changes is made, the Company may, by appropriate endorsement, change the Contract to reflect the substitution or change, and will notify Owners of all such changes. If the Company deems it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Variable Account or any Sub-Accounts may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration no longer is required, or may be combined with other sub-accounts or other separate accounts of the Company.

The Company reserves the right, subject to compliance with applicable law and to the provisions of the Participation Agreements to (1) transfer assets from the Variable Account or Sub-Account to another of the Company's variable accounts or sub-accounts having assets of the same class, (2) to operate the Variable Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law, (3) to deregister the Variable Account under the 1940 Act in accordance with the requirements of the 1940 Act, (4) to substitute the shares of any other registered investment company for the Portfolio shares held by a Sub-Account, in the event that Portfolio shares are unavailable for investment, or if the Company determines that further investment in such Portfolio shares is inappropriate in view of the purpose of the Sub-Account, (5) to change the methodology for determining the net investment factor, and (6) to change the names of the Variable Account or of the Sub-Accounts. In no event will the changes described be made without notice to Owners in accordance with the 1940 Act.

                   CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered. The Company also reserves the right to make any change to provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Code. Any such changes will apply uniformly to all Contracts that are affected. You will be given written notice of such changes.

                                 VOTING RIGHTS

The Company will vote Portfolio shares held by each Sub-Account in accordance with instructions received from Owners. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Portfolio, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to the Contract in the same proportion. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right (whether or not such shares are attributable to the Contract) the Company reserves the right to do so.

The number of votes which an Owner may cast will be determined by the Company as of the record date established by the Portfolio. During the accumulation phase, the number of Portfolio shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Contract by the net asset value of one Portfolio share. During the annuity payout phase, the number of Portfolio shares attributable to each Owner will be determined by dividing the reserve held in each Sub-Account for the Owner's variable annuity by the net asset value of one Portfolio share. Ordinarily, the Owner's voting interest in the Portfolio will decrease as the reserve for the variable annuity is depleted.

                                  DISTRIBUTION

The Contract offered by this Prospectus may be purchased from certain independent broker-dealers, including representatives of Allmerica Investments, Inc. (the

Principal Underwriter) which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. ("NASD").

The Company pays commissions, not to exceed 1.0% of payments, to broker-dealers which sell the Contract, plus ongoing annual compensation of up to 1% of Contract value. To the extent permitted by NASD rules, promotional incentives or payments also may be provided to such broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature, and similar services.

Owners may direct any inquiries to their financial representative or to Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, Telephone 1-800-782-8380.

                                    SERVICES

The Company receives fees from the investment advisers or other service providers of certain Underlying Portfolios in return for providing certain services to Owners. Currently, the Company receives service fees with respect to the Scudder International Portfolio, Scudder Global Discovery Portfolio, Scudder Capital Growth Portfolio and Scudder Growth and Income Portfolio. The Company receives service fees at an annual rate of 0.15% per annum of the aggregate net asset value of shares held by the Variable Account. The Company may in the future render services for which it will receive compensation from the investment advisers or other service providers of other Underlying Portfolios.

                                 LEGAL MATTERS

There are no legal proceedings pending to which the Variable Account, its principal underwriter or the Company is a party.

                              YEAR 2000 COMPLIANCE

The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.

Based on a third party assessment, the Company determined that significant portions of its software required modification or replacement to enable its computer systems to properly process dates beyond December 31, 1999. The Company is presently completing the process of modifying or replacing existing software and believes that this action will resolve the Year 2000 issue. However, if such modifications and conversions are not made, or are not completed timely, or should there be serious unanticipated interruptions from unknown sources, the Year 2000 issue could have a material adverse impact on the operations of the Company. Specifically, the Company could experience, among other things, an interruption in its ability to collect and process premiums, process claim payments, safeguard and manage its invested assets, accurately maintain policyholder information, accurately maintain accounting records, and perform customer service. Any of these specific events, depending on duration, could have a material adverse impact on the results of operations and the financial position of the Company.

The Company has initiated formal communications with all of its significant suppliers and large customers to determine the extent to which the Company is vulnerable to those third parties' failure to remediate their own Year 2000 issue. The Company's total Year 2000 project cost and estimates to complete the project include the estimated costs and time associated with the impact of a third party's Year 2000 issue, and are based on presently available information. However, there can be no guarantee that the systems of other companies on which the Company's systems rely will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with the Company's systems, would not have material adverse effect on the Company. The Company does not believe that it has material exposure to contingencies related to the Year 2000 issue for the products it has sold. Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

The Company will utilize both internal and external resources to reprogram or replace, and test both information technology and embedded technology systems for Year 2000 modifications. The Company plans to complete the mission critical elements of the Year 2000 by December 31, 1998. The cost of the Year 2000 project will be expensed as incurred over the next two years and is being funded primarily through a reallocation of resources from discretionary projects. Therefore, the Year 2000 project is not expected to result in any significant incremental technology cost and is not expected to have a material effect on the results of operations. Through September 30, 1998, the Company and its subsidiaries and affiliates have incurred and expensed approximately $47 million related to the assessment of, and preliminary efforts in connection with, the project and the development of a remediation plan. The total remaining cost of the project is estimated at between $30-40 million.

The costs of the project and the date on which the Company plans to complete the Year 2000 modifications are based on management's best estimates, which were derived utilizing numerous assumptions of future events including the continued availability of certain resources, third party modification plans and other factors. However, there can be no guarantee that these estimates will be achieved and actual results could differ materially from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted in this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

                                   APPENDIX A
                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the Fixed Account generally are not subject to regulation under the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the fixed portion of the Contract and the Fixed Account may be subject to the provisions of the 1933 Act concerning the accuracy and completeness of statements made in this Prospectus. The disclosures in this APPENDIX A have not been reviewed by the SEC.

The Fixed Account is part of the Company's General Account which is made up of all of the general assets of the Company other than those allocated to separate accounts. Allocations to the Fixed Account become part of the assets of the Company, and are used to support insurance and annuity obligations. A portion or all of net payments may be allocated to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Under the Contract, the minimum interest which may be credited on amounts allocated to the Fixed Account is 3% compounded annually. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

If an allocation designated as a Fixed Account allocation is received at the Principal Office during a period when the Fixed Account is not available due to the limitations outlined above, the monies will be allocated to the Kemper Money Market Portfolio.

To the extent permitted by state law, the Company reserves the right, from time to time, to credit an enhanced interest rate to certain initial and/or subsequent payments ("eligible payments") which are deposited into the Fixed Account under an Automatic Transfer Option (Dollar Cost Averaging election) that uses the Fixed Account as the source account from which automatic transfers are then processed. The following are not considered eligible payments: amounts transferred into the Fixed Account from the Variable Account and/or the Guarantee Period Accounts; amounts already in the Fixed Account at the time an eligible payment is deposited and amounts transferred to the Contract from another annuity contract issued by the Company.

An eligible payment must be automatically transferred out of the Fixed Account over a continuous six month period. The enhanced rate will apply during the six month period to any portion of the eligible payment remaining in the Fixed Account. Amounts automatically transferred out of the Fixed Account will no longer earn the enhanced rate of interest and, as of the date of transfer, will be subject to the variable investment performance of the sub-account(s) transferred into. If the automatic transfer option is terminated prior to the end of the six month period, the enhanced rate will no longer apply. The Company reserves the right to extend the period of time that the enhanced rate will apply.

                                   APPENDIX B
                          THE MARKET VALUE ADJUSTMENT

MARKET VALUE ADJUSTMENT - The following are examples of how the Market Value Adjustment works:

The market value factor is: [(1+i)/(1+j)] to the power of n/365-1

The following examples assume:

  1. The payment was allocated to a ten-year Guarantee Period Account with a Guaranteed Interest Rate of 8%.

  2. The date of surrender is seven years (2,555 days) from the expiration date.

  3. The value of the Guarantee Period Account is equal to $62,985.60 at the end of three years.

  4. No transfers or withdrawals affecting this Guarantee Period Account have been made.

NEGATIVE MARKET VALUE ADJUSTMENT (UNCAPPED)

Assume that on the date of surrender, the current rate (j) is 10.00% or 0.10

The market value factor = [(1+i)/(1+j)] to the power of n/365-1
                     = [(1+.08)/(1+.10)] to the power of 2555/365-1
                     = (.98182) to the power of 7-1
                     = -1.12054

The market value adjustment = the market value factor multiplied by the withdrawal

                      = .12054 X $62,985.60
                     = -$7,592.11

POSITIVE MARKET VALUE ADJUSTMENT (UNCAPPED)

Assume that on the date of surrender, the current rate (j) is 7.00% or 0.07

The market value factor = [(1+i)/(1+j)] to the power of n/365-1
                     = [(1+.08)/(1+.07)] to the power of 2555/365-1
                     = (1.0093) to the power of 7-1
                     = .06694

The market value adjustment = the market value factor multiplied by the withdrawal

                      = .06694 X $62,985.60
                     = $4,216.26

NEGATIVE MARKET VALUE ADJUSTMENT (CAPPED)

Assume that on the date of surrender, the current rate (j) is 11.00% or 0.11

The market value factor = [(1+i)/(1+j)] to the power of n/365-1
                     = [(1+.08)/(1+.11)] to the power of 2555/365-1
                     = (.97297) to the power of 7-1
                     = -.17454

The market value adjustment = Minimum of the market value factor multiplied by the withdrawal or the negative of the excess interest earned over 3%

                      = Minimum of (-.17454X$62,985.60 or -$8,349.25)
                     = Minimum of (-$10,993.51 or -$8,349.25)
                     = -$8,349.25

POSITIVE MARKET VALUE ADJUSTMENT (CAPPED)

Assume that on the date of surrender, the current rate (j) is 6.00% or 0.06

The market value factor = [(1+i)/(1+j)]n/365-1
                     = [(1+.08)/(1+.06)]2555/365-1
                     = (1.01887)7-1
                     = .13981

The market value adjustment = Minimum of the market value factor multiplied by the withdrawal or the excess interest earned over
                              3%

                      = Minimum of (.13981X$62,985.60 or $8,349.25)
                     = Minimum of ($8,806.02 or $8,349.25)
                     = $8,349.25

               ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                        STATEMENT OF ADDITIONAL INFORMATION

                                         OF

   FLEXIBLE PAYMENT DEFERRED VARIABLE AND FIXED ANNUITY CONTRACTS FUNDED THROUGH

                                 SEPARATE ACCOUNT KG

                INVESTING IN SHARES OF INVESTORS FUND SERIES AND
                      SCUDDER VARIABLE LIFE INVESTMENT FUND


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE ABOVE SUB-ACCOUNTS OF SEPARATE ACCOUNT KG, DATED DECEMBER 28, 1998 ("THE PROSPECTUS"). THE PROSPECTUS MAY BE OBTAINED FROM ANNUITY CLIENT SERVICES, ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, TELEPHONE 1-800-782-8380.

                                DATED DECEMBER 28, 1998

                                  TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY . . . . . . . . . . . . . . . . . . . . . .2

TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE
  COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

SERVICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

UNDERWRITERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

ANNUITY BENEFIT PAYMENTS. . . . . . . . . . . . . . . . . . . . . . . . . .4

PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . .6

TAX-DEFERRED ACCUMULATION . . . . . . . . . . . . . . . . . . . . . . . . .8

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . .F-1


                           GENERAL INFORMATION AND HISTORY

Separate Account KG (the "Variable Account") is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the "Company") authorized by vote of its Board of Directors on June 13, 1996. The Company is a life insurance company organized under the laws of Delaware in July 1974. Its principal office (the "Principal Office") is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000. The Company is subject to the laws of the State of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 1997, the Company had over $9.4 billion in assets and over $26.6 billion of life insurance in force.

Effective October 1, 1995, the Company changed its name from SMA Life Assurance Company to Allmerica Financial Life Insurance and Annuity Company. The Company is an indirectly wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") which, in turn, is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). First Allmerica, originally organized under the laws of Massachusetts in 1844 as a mutual life insurance company and known as State Mutual Life Assurance Company of America, converted to a stock life insurance company and adopted its present name on October 16, 1995. First Allmerica is the fifth oldest life insurance company in America. As of December 31, 1997, First Allmerica and its subsidiaries (including the Company) had over $16.3 billion in combined assets and over $43.8 billion in life insurance in force.

Currently, 24 Sub-Accounts of the Variable Account are available under Contract Form 3027-98 (the "Contract"). Each Sub-Account invests in a corresponding Kemper investment portfolio of Investors Fund Series ("Kemper INFS") or a corresponding portfolio of Scudder Variable Life Investment Fund ("Scudder VLIF"), open-end, registered management investment companies. Twenty different portfolios of Kemper INFS are available under the Contract: the Kemper-Dreman Financial Services Portfolio, Kemper Small Cap Growth Portfolio, Kemper Small Cap Value Portfolio, Kemper-Dreman

High Return Equity Portfolio, Kemper International Portfolio, Kemper International Growth and Income Portfolio, Kemper Global Blue Chip Portfolio, Kemper Growth Portfolio, Kemper Contrarian Value Portfolio, Kemper Blue Chip Portfolio, Kemper Value + Growth Portfolio, Kemper Horizon 20+ Portfolio, Kemper Total Return Portfolio, Kemper Horizon 10+ Portfolio, Kemper High Yield Portfolio, Kemper Horizon 5 Portfolio, Kemper Global Income Portfolio, Kemper Investment Grade Bond Portfolio, Kemper Government Securities Portfolio, and Kemper Money Market Portfolio. Four portfolios of Scudder VLIF are available under the Contract: the Scudder International Portfolio, Scudder Global Discovery Portfolio, Scudder Capital Growth Portfolio, and Scudder Growth and Income Portfolio (together, the "Underlying Portfolios"). Each Underlying Portfolio available under the Contract has its own investment objectives and certain attendant risks.

                     TAXATION OF THE CONTRACT, THE VARIABLE
                            ACCOUNT AND THE COMPANY

The Company currently imposes no charge for taxes payable in connection with the Contract, other than for state and local premium taxes and similar assessments when applicable. The Company reserves the right to impose a charge for any other taxes that may become payable in the future in connection with the Contract or the Variable Account.

The Variable Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Internal Revenue Code (the "Code"), and files a consolidated tax return with its parent and affiliated companies.

The Company reserves the right to make a charge for any effect which the income, assets or existence of the Contract or the Variable Account may have upon its tax. Such charge for taxes, if any, will be assessed on a fair and equitable basis in order to preserve equity among classes of Contract Owners ("Owners"). The Variable Account presently is not subject to tax.

                                   SERVICES

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Underlying Portfolio shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Underlying Portfolio shares is reflected on the records of the Underlying Portfolio and is not represented by any transferable stock certificates.

EXPERTS. The financial statements of the Company as of December 31, 1997 and 1996 and for each of the two years in the period ended December 31, 1997, and the financial statements of the Separate Account KG--Kemper Gateway Elite of the Company as of December 31, 1997 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.

                                 UNDERWRITERS

Allmerica Investments, Inc. ("Allmerica Investments"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"), serves as principal underwriter and general distributor for the Contract pursuant to a contract with Allmerica

Investments, the Company and the Variable Account. Allmerica Investments distributes the Contract on a best-efforts basis. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts 01653, was organized in 1969 as a wholly owned subsidiary of First Allmerica, and presently is indirectly wholly owned by First Allmerica.

The Contract offered by this Prospectus is offered continuously, and may be purchased from certain independent broker-dealers which are NASD members and whose representatives are authorized by applicable law to sell variable annuity contracts.

All persons selling the Contract are required to be licensed by their respective state insurance authorities for the sale of variable annuity contracts. The Company pays commissions, not to exceed 1.0% of purchase payments, to entities which sell the Contract. To the extent permitted by NASD rules, promotional incentives or payments also may be provided to such entities based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature and similar services. A Promotional Allowance of 0.40% of total payments is paid to Kemper Distributors, Inc. for administrative and support services with respect to the distribution of the Contract; however, Kemper Distributors, Inc. may direct the Company to pay a portion of said allowance to broker-dealers who provide support services directly.

Commissions paid by the Company do not result in any charge to Owners or to the Variable Account in addition to the charges described under "CHARGES AND DEDUCTIONS" in the Prospectus.

No underwriting commissions were paid for sales of the Contract since it was not offered until January, 1999.

The aggregate amounts of underwriting commissions paid to Zurich Kemper, Inc. and to independent broker-dealers, respectively, for sales of all other contracts funded by Separate Account KG were $477,542.97 and $24,302,221.55 in 1997 and $10,507.07 and $269,658.91 in 1996. Sales of these contracts began in 1996.


                           ANNUITY BENEFIT PAYMENTS

The method by which the Accumulated Value under the Contract is determined is described in detail under "Computation of Values" in the Prospectus.

ILLUSTRATION OF ACCUMULATION UNIT CALCULATION USING HYPOTHETICAL EXAMPLE. The Accumulation Unit calculation for a daily Valuation Period may be illustrated by the following hypothetical example: Assume that the assets of a Sub-Account at the beginning of a one-day Valuation Period were $5,000,000; that the value of an Accumulation Unit on the previous date was $1.135000; and that during the Valuation Period, the investment income and net realized and unrealized capital gains exceed net realized and unrealized capital losses by $1,675. The Accumulation Unit Value at the end of the current Valuation Period would be calculated as follows:

(1)  Accumulation Unit Value -- Previous Valuation Period. . . . . . . . . . . . . . $ 1.135000

(2)  Value of Assets -- Beginning of Valuation Period. . . . . . . . . . . . . . . . $5,000,000

(3)  Excess of Investment Income and Net Gains Over Capital Losses . . . . . . . . . . . $1,675

(4)  Adjusted Gross Investment Rate for the Valuation Period (3) divided by (2). . . . 0.000335

(5)  Annual Charge (one-day equivalent of 1.40% per annum) . . . . . . . . . . . . . . 0.000039

(6)  Net Investment Rate (4) - (5) . . . . . . . . . . . . . . . . . . . . . . . . . . 0.000296

(7)  Net Investment Factor 1.000000 + (6). . . . . . . . . . . . . . . . . . . . . . . 1.000296

(8)  Accumulation Unit Value -- Current Period (1) x (7) . . . . . . . . . . . . . . .$1.135336


Conversely, if unrealized capital losses and charges for expenses and taxes exceeded investment income and net realized capital gains by $1,675, the Accumulation Unit Value at the end of the Valuation Period would have been $1.134576.

The method for determining the amount of annuity benefit payments is described in detail under "Determination of the First and Subsequent Annuity Benefit Payments" in the Prospectus.

ILLUSTRATION OF VARIABLE ANNUITY BENEFIT PAYMENT CALCULATION USING HYPOTHETICAL EXAMPLE. The determination of the Annuity Unit value and the variable annuity benefit payment may be illustrated by the following hypothetical example:
Assume an Annuitant has 40,000 Accumulation Units in a Separate Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity payment is $1.120000. Therefore, the Accumulation Value of the Contract is $44,800 (40,000 x $1.120000). Assume also that the Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax or contingent deferred sales charge, the first monthly payment would be 44.800 multiplied by $6.57, or $294.34.

Next, assume that the Annuity Unit value for the assumed rate of 3.5% per annum for the Valuation Date as of which the first payment was calculated was $1.100000. Annuity Unit values will not be the same as Accumulation Unit Values because the former reflect the 3.5% assumed interest rate used in the annuity rate calculations. When the Annuity Unit value of $1.100000 is divided into the first monthly payment, the number of Annuity Units represented by that payment is determined to be 267.5818. The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the Valuation Period applicable to the next annuity benefit payment is 1.000190. Multiplying this factor by .999906 (the one-day adjustment factor for the assumed interest rate of 3.5% per annum) produces a factor of 1.000096. This then is multiplied by the Annuity Unit value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit value of $1.105106 for the current monthly payment. The current monthly payment then is determined by multiplying the number of Annuity Units by the current Annuity Unit value, or 267.5818 times $1.105106, which produces a current monthly payment of $295.71.

METHOD FOR DETERMINING COMMUTED VALUE ON VARIABLE ANNUITY PERIOD CERTAIN OPTIONS AND ILLUSTRATION USING HYPOTHETICAL EXAMPLE. The Contract offers both commutable and non-commutable period certain annuity options. A commutable option gives the Annuitant the right to exchange any remaining payments for a lump sum payment based on the commuted value. The commuted value is the present value of remaining payments calculated at 3.5% interest. The determination of the commuted value may be illustrated by the following hypothetical example.

Assume a commutable period certain option is elected. The number of Annuity Units upon which each payment is based would be calculated using the Surrender Value less any premium tax rather than the Accumulated Value. Assume this results in 250.0000 Annuity Units. Assume the commuted value is requested with 60 monthly payments remaining and a current Annuity Unit Value of $1.200000. Based on these assumptions, the dollar amount of remaining payments would be $300 a month for 60 months. The present value at 3.5% of all remaining payments would be $16,560.72.

                               PERFORMANCE INFORMATION

Performance information for a Sub-Account may be compared, in reports and promotional literature, to certain indices described in the prospectus under "PERFORMANCE INFORMATION." In addition, the Company may provide advertising, sales literature, periodic publications or other material information on various topics of interest to Owners and prospective Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the contract and the characteristics of and market for such financial instruments. Total return data and supplemental total return information may be advertised based on the period of time that an Underlying Portfolio and an underlying Sub-Account have been in existence, even if longer than the period of time that the Contract has been offered. The results for any period prior to a Contract being offered will be calculated as if the Contract had been offered during that period of time, with all charges assumed to be those applicable to the Contract.

TOTAL RETURN


"Total Return" refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period, reduced by the Sub-Account's asset charge.



Total Return figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission (the "SEC"). The quotations are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable values, according to the following formula:
             (n)
     P(1 + T)   = ERV

     Where:    P    =  a hypothetical initial payment to the Variable Account
                       of $1,000

               T    =  average annual total return

               n    =  number of years

               ERV  =  the ending redeemable value of the $1,000 payment at the end of the specified period

The calculation of Total Return includes the annual charges against the asset of the Sub-Account. This charge is 1.40% on an annual basis. The calculation of ending redeemable value assumes (1) the Contract was issued at the beginning of the period, and (2) a complete surrender of the Contract at the end of the period.

The calculations of Total Return reflect the deduction of the $35 (or lower, depending on the state of contract issue) annual Contract fee.

YIELD AND EFFECTIVE YIELD -- THE MONEY MARKET SUB-ACCOUNT

Set forth below is yield and effective yield information for the Money Market Sub-Account for the seven-day period ended December 31, 1997:

     Yield               4.12%
     Effective Yield     4.21%

The yield and effective yield figures are calculated by standardized methods prescribed by rules of the SEC. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, subtracting a charge reflecting the annual 1.40% deduction for mortality and expense risk and the administrative charge, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and then multiplying the return for a seven-day base period by (365/7), with the resulting yield carried to the nearest hundredth of one percent.

The Money Market Sub-Account computes effective yield by compounding the unannualized base period return by using the formula:
                                                (365/7)
     Effective Yield = [(base period return + 1)       ] - 1

The calculations of yield and effective yield reflect the $35 (or lower, depending on the state of contract issue) annual Contract fee.

                             TAX-DEFERRED ACCUMULATION


                                 NON-QUALIFIED                 CONVENTIONAL
                                ANNUITY CONTRACT               SAVINGS PLAN

                            AFTER-TAX CONTRIBUTIONS
                           AND TAX-DEFERRED EARNINGS
                           -------------------------
                                              TAXABLE            AFTER-TAX
                                               LUMP            CONTRIBUTIONS
                            NO                  SUM             AND TAXABLE
                        WITHDRAWALS          WITHDRAWAL          EARNINGS
                        -----------          ----------        -------------
     10 Years.........    $107,946            $ 86,448            $ 81,693
     20 Years.........     233,048             165,137             133,476
     30 Years.........     503,133             335,021             218,082

This chart compares the accumulation of a $50,000 initial investment into a non-qualified annuity contract with a conventional savings plan. Contributions to the non-qualified annuity contract and the conventional savings plan are made after tax. Only the gain in the non-qualified annuity contract will be subject to income tax in a taxable lump sum withdrawal. The chart assumes a 37.1% federal marginal tax rate and an 8% annual return. The 37.1% federal marginal tax is based on a marginal tax rate of 36%, representative of the target market, adjusted to reflect a decrease of $3 of itemized deductions for each $100 of income over $117,950. Tax rates are subject to change as is the tax-deferred treatment of the Contract. Income on non-qualified annuity contracts is taxed as ordinary income upon withdrawal. A 10% tax penalty may apply to early withdrawals. See "Federal Income Taxes" in the Prospectus.

The chart does not reflect the following charges and expenses under the
Contract: 1.25% for mortality and expense risk; 0.15% administration charges; and $35 (or lower, depending on the state of contract issue) annual Contract fee. The tax-deferred accumulation would be reduced if these charges were reflected. No implication is intended by the use of these assumptions that the return shown is guaranteed in any way or that the return shown represents an average or expected rate of return over the period of the Contract. (IMPORTANT -- THIS IS NOT AN ILLUSTRATION OF YIELD OR RETURN.)

Unlike savings plans, contributions to non-qualified annuity contracts provide tax-deferred treatment on earnings. In addition, contributions to tax-deferred retirement annuities are not subject to current tax in the year of contribution. When monies are received from a non-qualified annuity contract (and you have many different options on how you receive your funds), they are subject to income tax. At the time of receipt, if the person receiving the monies is retired, not working or has additional tax exemptions, these monies may be taxed at a lesser rate.

                             FINANCIAL STATEMENTS

Financial Statements are included for Allmerica Financial Life Insurance and Annuity Company and for its Separate Account KG.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

FINANCIAL STATEMENTS
DECEMBER 31, 1997

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of shareholder's equity, and of cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company at December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Price Waterhouse LLP
Boston, Massachusetts
February 3, 1998

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      1997        1996
 -----------------------------------------------  ---------   ---------
 REVENUES
   Premiums.....................................  $ 22.8      $ 32.7
     Universal life and investment product
       policy fees..............................   212.2       176.2
     Net investment income......................   164.2       171.7
     Net realized investment gains (losses).....     2.9        (3.6)
     Other income...............................     1.4         0.9
                                                  ---------   ---------
         Total revenues.........................   403.5       377.9
                                                  ---------   ---------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................   187.8       192.6
     Policy acquisition expenses................     2.8        49.9
     Loss from cession of disability income
       business.................................    53.9         --
     Other operating expenses...................   101.3        86.6
                                                  ---------   ---------
         Total benefits, losses and expenses....   345.8       329.1
                                                  ---------   ---------
 Income before federal income taxes.............    57.7        48.8
                                                  ---------   ---------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................    13.9        26.9
     Deferred...................................     7.1        (9.8)
                                                  ---------   ---------
         Total federal income tax expense.......    21.0        17.1
                                                  ---------   ---------
 Net income.....................................  $ 36.7      $ 31.7
                                                  ---------   ---------
                                                  ---------   ---------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS)                                                1997         1996
 --------------------------------------------------------  ----------   ----------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $1,340.5 and $1,660.2)............................  $1,402.5     $1,698.0
     Equity securities at fair value (cost of $34.4 and
       $33.0)............................................      54.0         41.5
     Mortgage loans......................................     228.2        221.6
     Real estate.........................................      12.0         26.1
     Policy loans........................................     140.1        131.7
     Other long term investments.........................      20.3          7.9
                                                           ----------   ----------
         Total investments...............................   1,857.1      2,126.8
                                                           ----------   ----------
   Cash and cash equivalents.............................      31.1         18.8
   Accrued investment income.............................      34.2         37.7
   Deferred policy acquisition costs.....................     765.3        632.7
   Reinsurance receivables on paid and unpaid losses,
     benefits and unearned premiums......................     251.1         81.5
   Other assets..........................................      10.7          8.2
   Separate account assets...............................   7,567.3      4,524.0
                                                          ----------   ----------
         Total assets.................................... $10,516.8     $7,429.7
                                                          ----------   ----------
                                                          ----------   ----------
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits.............................. $2,097.3     $2,171.3
     Outstanding claims, losses and loss adjustment
       expenses..........................................     18.5         16.1
     Unearned premiums...................................      1.8          2.7
     Contractholder deposit funds and other policy
       liabilities.......................................     32.5         32.8
                                                          ----------   ----------
         Total policy liabilities and accruals...........  2,150.1      2,222.9
                                                          ----------   ----------
   Expenses and taxes payable............................     77.6         77.3
   Reinsurance premiums payable..........................      4.9          --
   Deferred federal income taxes.........................     75.9         60.2
   Separate account liabilities..........................  7,567.3      4,523.6
                                                          ----------   ----------
         Total liabilities...............................  9,875.8      6,884.0
                                                          ----------   ----------
   Commitments and contingencies (Note 13)
 SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares
     authorized, 2,521 and 2,518 shares issued and
     outstanding.........................................      2.5          2.5
   Additional paid in capital............................    386.9        346.3
   Unrealized appreciation on investments, net...........     38.5         20.5
   Retained earnings.....................................    213.1        176.4
                                                          ----------   ----------
         Total shareholder's equity......................     641.0       545.7
                                                          ----------   ----------
         Total liabilities and shareholder's equity...... $10,516.8    $7,429.7
                                                          ----------   ----------
                                                          ----------   ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      1997        1996
 -----------------------------------------------  ---------   ---------
 COMMON STOCK
     Balance at beginning of period.............  $  2.5      $  2.5
     Issued during year.........................     --          --
                                                 ---------   ---------
     Balance at end of period...................     2.5         2.5
                                                 ---------   ---------
 ADDITIONAL PAID IN CAPITAL
     Balance at beginning of period.............   346.3       324.3
     Contribution from Parent...................    40.6        22.0
                                                 ---------   ---------
     Balance at end of period...................   386.9       346.3
                                                 ---------   ---------
 RETAINED EARNINGS
     Balance at beginning of period.............   176.4       144.7
     Net income.................................    36.7        31.7
                                                 ---------   ---------
     Balance at end of period...................   213.1       176.4
                                                 ---------   ---------
 NET UNREALIZED APPRECIATION ON INVESTMENTS
     Balance at beginning of period.............    20.5        23.8
     Net appreciation (depreciation) on
       available for sale securities............    27.0        (5.1)
     (Provision) benefit for deferred federal
       income taxes.............................    (9.0)        1.8
                                                 ---------   ---------
     Balance at end of period...................    38.5        20.5
                                                 ---------   ---------
         Total shareholder's equity.............  $641.0      $545.7
                                                 ---------   ---------
                                                 ---------   ---------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                    1997         1996
 --------------------------------------------  ----------   ----------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $  36.7      $  31.7
     Adjustments to reconcile net income to
       net cash used in operating activities:
         Net realized gains..................     (2.9)         3.6
         Net amortization and depreciation...      --           3.5
         Loss from cession of disability
           income business...................     53.9          --
         Deferred federal income taxes.......      7.1         (9.8)
         Payment related to cession of
           disability income business........   (207.0)         --
         Change in deferred acquisition
           costs.............................   (181.3)       (66.8)
         Change in premiums and notes
           receivable, net of reinsurance
           payable...........................      3.9         (0.2)
         Change in accrued investment
           income............................      3.5          1.2
         Change in policy liabilities and
           accruals, net.....................    (72.4)       (39.9)
         Change in reinsurance receivable....     22.1         (1.5)
         Change in expenses and taxes
           payable...........................      0.2         32.3
         Separate account activity, net......      0.4         10.5
         Other, net..........................     (7.5)        (0.2)
                                               ----------   ----------
             Net used in operating
               activities....................   (343.3)       (35.6)
                                               ----------   ----------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
       of available-for-sale fixed
       maturities............................    909.7        809.4
     Proceeds from disposals of equity
       securities............................      2.4          1.5
     Proceeds from disposals of other
       investments...........................     23.7         17.4
     Proceeds from mortgages matured or
       collected.............................     62.9         34.0
     Purchase of available-for-sale fixed
       maturities............................   (579.7)      (795.8)
     Purchase of equity securities...........     (3.2)       (13.2)
     Purchase of other investments...........    (79.4)       (36.2)
     Other investing activities, net.........      --          (2.0)
                                               ----------   ----------
         Net cash provided by investing
           activities........................    336.4         15.1
                                               ----------   ----------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from issuance of stock and
       capital paid in.......................     19.2         22.0
                                               ----------   ----------
         Net cash provided by financing
           activities........................     19.2         22.0
                                               ----------   ----------
 Net change in cash and cash equivalents.....     12.3          1.5
 Cash and cash equivalents, beginning of
  period.....................................     18.8         17.3
                                               ----------   ----------
 Cash and cash equivalents, end of period....  $  31.1      $  18.8
                                               ----------   ----------
                                               ----------   ----------
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $   --       $   3.4
     Income taxes paid.......................  $   5.4      $  16.5

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                         NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of SMA Financial Corporation ("SMAFCO"), which is wholly owned by First Allmerica Financial Life Insurance Company ("FAFLIC"). FAFLIC is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC").

The consolidated financial statements of AFLIAC include the accounts of Somerset Square, Inc., a wholly-owned non-insurance company and its results of operations for the month of December, 1997. Somerset Square, Inc. was transferred from SMAFCO effective November 30, 1997. (See Significant Transactions.)

The Statutory stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. Certain reclassifications have been made to the 1996 financial statements in order to conform to the 1997 presentation.

B.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115 ("Statement No. 115"), "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which management believes may not be collectible in full. In establishing reserves, management considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. As a result of this decision real estate held by the Company and real estate joint ventures were written down to the estimated fair value less cost to sell. Depreciation is not recorded on these assets while they are held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans and real estate are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, management believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains, and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6% for life insurance and 2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Individual health benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims, losses and loss adjustment expenses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all claims incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Premiums for individual accident and health insurance are reported as earned on a pro-rata basis over the contract period.

The unexpired portion of these premiums is recorded as unearned premiums.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, management believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life and health insurance and individual annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual accident and health insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, and mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefits in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

I.  FEDERAL INCOME TAXES

AFC, its life insurance subsidiaries, FAFLIC and AFLIAC, and its non-life insurance domestic subsidiaries file a life-nonlife consolidated United States Federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life insurance company taxable operating losses that can be applied to offset life insurance company taxable income. Allmerica P&C and its subsidiaries will be included in the AFC consolidated return as part of the non-life insurance company subgroup for the period July 17, 1997 through December 31, 1997. For the period January 1, 1997 through July 16, 1997, Allmerica P&C and its subsidiaries will file a separate consolidated United States Federal income tax return.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate Federal Income Tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS No.
109). These differences result primarily from loss reserves, policy acquisition expenses, and unrealized appreciation/depreciation on investments.

J.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1997, the FASB issued Statement No. 131, DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION. This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, FINANCIAL REPORTING FOR SEGMENTS OF A BUSINESS ENTERPRISE. Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. The Company anticipates no impact from the adoption of Statement No. 131.

In June 1997, the FASB also issued Statement No. 130, REPORTING COMPREHENSIVE INCOME, which established standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company anticipates that the adoption of Statement No. 130 will result primarily in reporting the changes in unrealized gains and losses on investments in debt and equity securities in comprehensive income.

2.  SIGNIFICANT TRANSACTIONS

On April 14, 1997, the Company entered into an agreement in principle to transfer the Company's individual disability income under a 100% coinsurance agreement to Metropolitan Life Insurance Company. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

During the 4th quarter of 1997, SMAFCO contributed $40.6 million of additional paid in capital to the Company. The nature of the contribution was $19.2 million in cash and $21.4 million in other assets including Somerset Square, Inc.

Effective January 1, 1998, the Company entered into an agreement with Reinsurance Group of America, Inc. to reinsure the mortality risk on the universal life and variable universal life blocks of business. Management believes that this agreement will not have a material effect on the results of operations or financial position of the Company.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of SFAS No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                              1997
                                          --------------------------------------------
                                                        GROSS       GROSS
DECEMBER 31,                              AMORTIZED    UNREALIZED UNREALIZED    FAIR
(IN MILLIONS)                              COST (1)     GAINS      LOSSES      VALUE
----------------------------------------  ----------   --------   ---------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......   $    6.3      $  .5      $--       $    6.8
States and political subdivisions.......        2.8         .2       --            3.0
Foreign governments.....................       50.1        2.0       --           52.1
Corporate fixed maturities..............    1,147.5       58.7        3.3      1,202.9
Mortgage-backed securities..............      133.8        5.2        1.3        137.7
                                          ----------   --------   ---------   --------
Total fixed maturities
 available-for-sale.....................   $1,340.5      $66.6      $ 4.6     $1,402.5
                                          ----------   --------   ---------   --------
Equity securities.......................   $   34.4      $19.9      $ 0.3     $   54.0
                                          ----------   --------   ---------   --------
                                          ----------   --------   ---------   --------

                                                              1996
                                          --------------------------------------------
U.S. Treasury securities and U.S.
 government and agency securities.......   $   15.7      $ 0.5      $ 0.2     $   16.0
States and political subdivisions.......        8.9        1.6       --           10.5
Foreign governments.....................       53.2        2.9       --           56.1
Corporate fixed maturities..............    1,437.2       38.6        6.1      1,469.7
Mortgage-backed securities..............      145.2        2.2        1.7        145.7
                                          ----------   --------   ---------   --------
Total fixed maturities
 available-for-sale.....................   $1,660.2      $45.8      $ 8.0     $1,698.0
                                          ----------   --------   ---------   --------
Equity securities.......................   $   33.0      $10.2      $ 1.7     $   41.5
                                          ----------   --------   ---------   --------
                                          ----------   --------   ---------   --------

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1997, the amortized cost and market value of these assets on deposit were $276.8 million and $291.7 million, respectively. At December 31, 1996, the amortized cost and market value of these assets on deposit were $284.9 million and $292.2 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $4.2 million were on deposit with various state and governmental authorities at December 31, 1997 and 1996.

There were no contractual fixed maturity investment commitments at December 31, 1997 and 1996, respectively.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                      1997
                                                              --------------------
DECEMBER 31,                                                  AMORTIZED    FAIR
(IN MILLIONS)                                                   COST       VALUE
------------------------------------------------------------  ---------  ---------
Due in one year or less.....................................  $   63.0   $   63.5
Due after one year through five years.......................     328.8      343.9
Due after five years through ten years......................     649.5      679.9
Due after ten years.........................................     299.2      315.2
                                                              ---------  ---------
Total.......................................................  $1,340.5   $1,402.5
                                                              ---------  ---------
                                                              ---------  ---------

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                               PROCEEDS
                                                                 FROM
FOR THE YEARS ENDED DECEMBER 31,                              VOLUNTARY        GROSS       GROSS
(IN MILLIONS)                                                   SALES          GAINS       LOSSES
------------------------------------------------------------  ----------      ------       ------
1997
Fixed maturities............................................    $702.9         $ 11.4      $  5.0
Equity securities...........................................    $  1.3         $  0.5      $ --

1996
Fixed maturities............................................    $496.6         $  4.3      $  8.3
Equity securities...........................................    $  1.5         $  0.4      $  0.1

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                              EQUITY
FOR THE YEAR ENDED DECEMBER 31,                                 FIXED       SECURITIES
(IN MILLIONS)                                                 MATURITIES   AND OTHER (1)   TOTAL
------------------------------------------------------------  ----------   -------------   ------
1997
Net appreciation, beginning of year.........................    $ 12.7        $ 7.8         $20.5
Net appreciation on available-for-sale securities...........      24.3         12.5          36.8
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      (9.8)          --          (9.8)
Provision for deferred federal income taxes.................      (5.1)        (3.9)         (9.0)
                                                              ----------      -----        ------
                                                                   9.4          8.6          18.0
                                                              ----------      -----        ------
Net appreciation, end of year...............................    $ 22.1        $16.4         $38.5
                                                              ----------      -----        ------
                                                              ----------      -----        ------

(1) Includes net appreciation on other investments of $11.1 million in 1997, and $2.2 million in 1996.

                                                                              EQUITY
FOR THE YEAR ENDED DECEMBER 31, 1996                            FIXED       SECURITIES
(IN MILLIONS)                                                 MATURITIES   AND OTHER (1)   TOTAL
------------------------------------------------------------  ----------   -------------   ------
Net appreciation, beginning of year.........................    $ 20.4        $ 3.4        $ 23.8
Net (depreciation) appreciation on available-for-sale
 securities.................................................     (20.8)         6.7         (14.1)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       9.0           --           9.0
Benefit (provision) for deferred federal income taxes.......       4.1         (2.3)          1.8
                                                              ----------      -----        ------
                                                                  (7.7)         4.4          (3.3)
                                                              ----------      -----        ------
Net appreciation, end of year...............................    $ 12.7        $ 7.8        $ 20.5
                                                              ----------      -----        ------
                                                              ----------      -----        ------

(1) Includes net appreciation on other investments of $11.1 million in 1997, and $2.2 million in 1996.

B.  MORTGAGE LOANS AND REAL ESTATE

AFLIAC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Mortgage loans..............................................    $228.2       $221.6
Real estate:
  Held for sale.............................................      12.0         26.1
  Held for production of income.............................      --             --
                                                              ----------     ------
    Total real estate.......................................    $ 12.0       $ 26.1
                                                              ----------     ------
Total mortgage loans and real estate........................    $240.2       $247.7
                                                              ----------     ------
                                                              ----------     ------

Reserves for mortgage loans were $9.4 million and $9.5 million at December 31, 1997 and 1996, respectively.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. As a result, real estate assets with a carrying amount of $15.7 million were written down to the estimated fair value less cost to sell of $12.0 million, and a net realized investment loss of $3.7 million was recognized. Depreciation is not recorded on these assets while they are held for disposal.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1997. During 1996, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million.

At December 31, 1997, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $18.7 million. These commitments generally expire within one year.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Property type:
  Office building...........................................    $101.7       $ 86.1
  Residential...............................................      19.3         39.0
  Retail....................................................      42.2         55.9
  Industrial/warehouse......................................      61.9         52.6
  Other.....................................................      24.5         25.3
  Valuation allowances......................................      (9.4)       (11.2)
                                                              ----------     ------
Total.......................................................    $240.2       $247.7
                                                              ----------     ------
                                                              ----------     ------
Geographic region:
  South Atlantic............................................    $ 68.7       $ 72.9
  Pacific...................................................      56.6         37.0
  East North Central........................................      61.4         58.3
  Middle Atlantic...........................................      29.8         35.0
  West South Central........................................       6.9          5.7
  New England...............................................      12.4         21.9
  Other.....................................................      13.8         28.1
  Valuation allowances......................................      (9.4)       (11.2)
                                                              ----------     ------
Total.......................................................    $240.2       $247.7
                                                              ----------     ------
                                                              ----------     ------

At December 31, 1997, scheduled mortgage loan maturities were as follows: 1998 -- $52.0 million; 1999 -- $17.1 million; 2000 -- $46.3 million; 2001 -- $7.0 million; 2002 -- $11.7 million; and $94.1 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1997, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the balance sheet and changes thereto are shown below.

FOR THE YEAR ENDED DECEMBER 31,                               BALANCE AT                                    BALANCE AT
(IN MILLIONS)                                                 JANUARY 1      ADDITIONS      DEDUCTIONS      DECEMBER 31
------------------------------------------------------------  ----------   -------------   -------------   -------------
1997
Mortgage loans..............................................   $ 9.5            $1.1            $1.2          $ 9.4
Real estate.................................................     1.7             3.7             5.4             --
                                                               -----            ----            ----          -----
    Total...................................................   $11.2            $4.8            $6.6          $ 9.4
                                                               -----            ----            ----          -----
                                                               -----            ----            ----          -----

1996
Mortgage loans..............................................   $12.5            $4.5            $7.5          $ 9.5
Real estate.................................................     2.1            ----             0.4            1.7
                                                               -----            ----            ----          -----
    Total...................................................   $14.6            $4.5            $7.9          $11.2
                                                               -----            ----            ----          -----
                                                               -----            ----            ----          -----

Deductions of $5.4 million to the investment valuation allowance related to real estate in 1997 primarily reflect writedowns to the estimated fair value less cost to sell pursuant to the aforementioned 1997 plan of disposal.

The carrying value of impaired loans was $20.6 million and $21.5 million, with related reserves of $7.1 million and $7.3 million as of December 31, 1997 and 1996, respectively. All impaired loans were reserved as of December 31, 1997 and 1996.

The average carrying value of impaired loans was $19.8 million and $26.3 million, with related interest income while such loans were impaired of $2.2 million and $3.4 million as of December 31, 1997 and 1996, respectively.

D.  OTHER

At December 31, 1997, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Fixed maturities............................................    $130.0       $137.2
Mortgage loans..............................................      20.4         22.0
Equity securities...........................................       1.3          0.7
Policy loans................................................      10.8         10.2
Real estate.................................................       3.9          6.2
Other long-term investments.................................       1.0          0.8
Short-term investments......................................       1.4          1.4
                                                              ----------     ------
Gross investment income.....................................     168.8        178.5
Less investment expenses....................................      (4.6)        (6.8)
                                                              ----------     ------
Net investment income.......................................    $164.2       $171.7
                                                              ----------     ------
                                                              ----------     ------

At December 31, 1997, mortgage loans on non-accrual status were $2.8 million, which were all restructured loans. There were no fixed maturities on non-accrual status at December 31, 1997. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investment, had no impact in 1997, and reduced net income by $0.1 million in 1996.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $21.1 million and $25.4 million at December 31, 1997 and 1996, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $1.9 million and $3.6 million in 1997 and 1996, respectively. Actual interest income on these loans included in net investment income aggregated $2.1 million and $2.2 million in 1997 and 1996, respectively.

There were no fixed maturities or mortgage loans which were non-income producing for the twelve months ended December 31, 1997.

B.  REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Fixed maturities............................................    $  3.0       $ (3.3)
Mortgage loans..............................................      (1.1)        (3.2)
Equity securities...........................................       0.5          0.3
Real estate.................................................      (1.5)         2.5
Other.......................................................       2.0          0.1
                                                              ----------     ------
Net realized investment losses..............................    $  2.9       $ (3.6)
                                                              ----------     ------
                                                              ----------     ------

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

REINSURANCE RECEIVABLES

The carrying amount of the reinsurance receivable for outstanding claims, losses and loss adjustment expenses reported in the balance sheet approximates fair value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under investment type contracts are estimated based on current surrender values.

The estimated fair values of the financial instruments were as follows:

                                                                      1997                    1996
                                                              ---------------------   ---------------------
DECEMBER 31,                                                  CARRYING      FAIR      CARRYING      FAIR
(IN MILLIONS)                                                   VALUE       VALUE       VALUE       VALUE
------------------------------------------------------------  ---------   ---------   ---------   ---------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $   31.1    $   31.1    $   18.8    $   18.8
  Fixed maturities..........................................   1,402.5     1,402.5     1,698.0     1,698.0
  Equity securities.........................................      54.0        54.0        41.5        41.5
  Mortgage loans............................................     228.2       239.8       221.6       229.3
  Policy loans..............................................     140.1       140.1       131.7       131.7
  Reinsurance receivables...................................     251.1       251.1        72.5        72.5
                                                              ---------   ---------   ---------   ---------
                                                              $2,107.0    $2,118.6    $2,184.1    $2,191.8
                                                              ---------   ---------   ---------   ---------
                                                              ---------   ---------   ---------   ---------
FINANCIAL LIABILITIES
  Individual annuity contracts..............................     876.0       850.6       910.2       885.9
  Supplemental contracts without life contingencies.........      15.3        15.3        15.9        15.9
  Other individual contract deposit funds...................       0.3         0.3         0.3         0.3
                                                              ---------   ---------   ---------   ---------
                                                              $  891.6    $  866.2    $  926.4    $  902.1
                                                              ---------   ---------   ---------   ---------
                                                              ---------   ---------   ---------   ---------

6.  DEBT

In 1997 the Company incurred no debt. During 1996, the Company utilized repurchase agreements to finance certain investments.

Interest expense was $3.4 million in 1996, relating to the repurchase agreements, and is recorded in other operating expenses.

7.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of SFAS No. 109. A summary of the federal income tax expense (benefit) in the statement of income is shown below:

FOR THE YEAR ENDED DECEMBER 31,
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------      ------
Federal income tax expense (benefit)
  Current...................................................   $13.9          $26.9
  Deferred..................................................     7.1           (9.8)
                                                               -----          -----
Total.......................................................   $21.0          $17.1
                                                               -----          -----
                                                               -----          -----

The provision for federal income taxes does not materially differ from the amount of federal income tax determined by applying the appropriate U.S. statutory income tax rate to income before federal income taxes. The deferred tax (assets) liabilities are comprised of the following at December 31, 1997:

DECEMBER 31,
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Deferred tax (assets) liabilitie
  Loss reserves.............................................    $(175.8)      $(137.0)
  Deferred acquisition costs................................      226.4         186.9
  Investments, net..........................................       27.0          14.2
  Bad debt reserve..........................................       (2.0)         (1.1)
  Other, net................................................        0.3          (2.8)
                                                              ----------   -------------
  Deferred tax liability, net...............................     $ 75.9        $ 60.2
                                                              ----------   -------------
                                                              ----------   -------------

Gross deferred income tax liabilities totaled $253.7 million and $201.1 million at December 31, 1997 and 1996. Gross deferred income tax assets totaled $177.8 million and $140.9 at December 31, 1997 and 1996.

Management believes, based on the Company's recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, management considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the life-nonlife consolidated group's federal income tax returns through 1991. The Company is currently considering its response to certain adjustments proposed by the IRS with respect to the life-nonlife consolidated group's federal income tax returns for 1989, 1990, and 1991. In management's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

8.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $124.1 million and $112.4 million in 1997 and 1996. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $15.0 million and $13.3 million at December 31, 1997 and 1996.

9.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

At January 1, 1998, AFLIAC could pay dividends of $33.9 million to FAFLIC without prior approval.

10.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of SFAS No. 113.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

The effects of reinsurance were as follows:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Insurance premiums:
  Direct....................................................    $ 48.8       $ 53.3
  Assumed...................................................       2.6          3.1
  Ceded.....................................................     (28.6)       (23.7)
                                                              ----------     ------
Net premiums................................................    $ 22.8       $ 32.7
                                                              ----------     ------
                                                              ----------     ------
Insurance and other individual policy benefits, claims,
 losses and loss adjustment expenses:
  Direct....................................................    $226.0       $206.4
  Assumed...................................................       4.2          4.5
  Ceded.....................................................     (42.4)       (18.3)
                                                              ----------     ------
Net policy benefits, claims, losses and loss adjustment
 expenses...................................................    $187.8       $192.6
                                                              ----------     ------
                                                              ----------     ------

11.  DEFERRED POLICY ACQUISITION EXPENSES

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Balance at beginning of year................................    $632.7       $555.7
  Acquisition expenses deferred.............................     184.1        116.6
  Amortized to expense during the year......................     (53.0)       (49.9)
  Adjustment to equity during the year......................     (10.2)        10.3
  Adjustment for cession of disability income insurance.....     (38.6)          --
  Adjustment for revision of universal life and variable
    universal life insurance mortality assumptions..........      50.3           --
                                                              ----------     ------
Balance at end of year......................................    $765.3       $632.7
                                                              ----------     ------
                                                              ----------     ------

On October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.3 million recapitalization of deferred policy acquisition costs.

12.  LIABILITIES FOR INDIVIDUAL ACCIDENT AND HEALTH BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims. Changes in prior estimates are reflected in results of operations in the year such changes are determined to be needed and recorded.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's accident and health business was $219.9 million and $226.2 million at December 31, 1997 and 1996. Accident and health claim liabilities have been re-estimated for all prior years and were increased by $-0- million in 1997 and $3.2 million in 1996. Due to the reinsurance agreement whereby the Company has ceded substantially all of its accident and health business to the Metropolitan, management believes that no material adverse development of losses will occur. However, the amount of the liabilities could be revised in the near term if the estimates are revised.

13.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit was instituted in Louisiana against Allmerica Financial Corp. and certain of its subsidiaries by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation and related claims in the sale of life insurance policies. In October 1997, plaintiffs voluntarily dismissed the Louisiana suit and refiled the action in Federal District Court in Worcester, Massachusetts. The plaintiffs seek to be certified as a class. The case is in the early stages of discovery and the Company is evaluating the claims. Although the Company believes it has meritorious defenses to plaintiffs' claims, there can be no assurance that the claims will be resolved on a basis which is satisfactory to the Company.

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

YEAR 2000

The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities. Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

14.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles for stock life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Statutory net income........................................    $ 31.5       $  5.4
Statutory Surplus...........................................    $307.1       $234.0
                                                              ----------     ------
                                                              ----------     ------

15.  EVENT SUBSEQUENT TO DATE OF INDEPENDENT ACCOUNTANT'S REPORT (UNAUDITED)

In July 1997, a lawsuit on behalf of a punitive class was instituted in Louisiana against AFC and certain of its subsidiaries by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation and related claims in the sale of life insurance policies. In October 1997, plaintiffs voluntarily dismissed the Louisiana suit and refiled the action in Federal District Court in Worcester, Massachusetts. The Company and the plaintiffs have entered into a settlement agreement. The Court granted preliminary approval of the settlement on December 4, 1998, and has scheduled the hearing to consider final approval for March 1999. Although the Company believes it has meritorious defenses to plaintiffs' claims, it concluded that this settlement was best for the Company. Accordingly, AFC recognized a $31.0 million pre-tax expense during the third quarter of 1998 related to this litigation, of which $21.0 million was apportioned to AFLIAC. Although the Company believes it has established an appropriate reserve, this reserve may be revised based on changes in the Company's estimate of the ultimate cost of the settlement.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and Policyowners of the Separate Account KG - Kemper Gateway Elite of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts (Small Cap Value, Small Cap Growth, Value, International, Growth, Value+Growth, Horizon 20+, Total Return, Horizon 10+, Horizon 5, High Yield, Investment Grade Bond, Government Securities, Money Market, Global Income, and Blue Chip) constituting the Separate Account KG - Kemper Gateway Elite of Allmerica Financial Life Insurance and Annuity Company at December 31, 1997, the results of each of their operations and the changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1997 by correspondence with the Fund, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP
Boston, Massachusetts

March 25, 1998

                  SEPARATE ACCOUNT KG -- KEMPER GATEWAY ELITE
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

                                               SMALL CAP       SMALL CAP
                                                 VALUE           GROWTH           VALUE       INTERNATIONAL         GROWTH
                                              ------------   --------------   -------------   --------------   -----------------
ASSETS (NOTES 3 AND 7):
Investments in shares of Investors Fund
  Series....................................  $36,319,776     $21,383,894      $ 71,433,849    $33,878,268        $   28,810,926
Dividend receivable.........................           --              --                --             --                    --
                                              ------------   --------------   -------------   --------------   -----------------
  Total assets..............................   36,319,776      21,383,894        71,433,849     33,878,268            28,810,926

LIABILITIES:                                           --              --                --             --                    --
                                              ------------   --------------   -------------   --------------   -----------------
  Net assets................................  $36,319,776     $21,383,894      $ 71,433,849    $33,878,268        $   28,810,926
                                              ------------   --------------   -------------   --------------   -----------------
                                              ------------   --------------   -------------   --------------   -----------------
Net asset distribution by category:
  Qualified variable annuity policies.......  $ 8,737,082     $ 5,249,240      $ 16,264,284    $ 9,005,285        $    6,743,486
  Non-qualified variable annuity policies...   27,582,694      16,134,654        55,169,565     24,872,983            22,067,440
                                              ------------   --------------   -------------   --------------   -----------------
                                              $36,319,776     $21,383,894      $ 71,433,849    $33,878,268        $   28,810,926
                                              ------------   --------------   -------------   --------------   -----------------
                                              ------------   --------------   -------------   --------------   -----------------

Qualified units outstanding, December 31,
  1997......................................    7,119,810       4,010,896        12,211,487      8,184,227             5,661,039
Net asset value per qualified unit, December
  31, 1997..................................  $  1.227151     $  1.308745      $   1.331884    $  1.100322        $     1.191210
Non-qualified units outstanding, December
  31, 1997..................................   22,477,017      12,328,340        41,422,200     22,605,186            18,525,230
Net asset value per non-qualified unit,
  December 31, 1997.........................  $  1.227151     $  1.308745      $   1.331884    $  1.100322        $     1.191210


                                                 VALUE+GROWTH       HORIZON 20+        TOTAL RETURN
                                              ------------------   --------------   ------------------
ASSETS (NOTES 3 AND 7):
Investments in shares of Investors Fund
  Series....................................     $37,551,945         $9,186,037        $36,407,201
Dividend receivable.........................              --                 --                 --
                                              ------------------   --------------   ------------------
  Total assets..............................      37,551,945          9,186,037         36,407,201
LIABILITIES:                                              --                 --                 --
                                              ------------------   --------------   ------------------
  Net assets................................     $37,551,945         $9,186,037        $36,407,201
                                              ------------------   --------------   ------------------
                                              ------------------   --------------   ------------------
Net asset distribution by category:
  Qualified variable annuity policies.......     $ 7,973,987         $2,628,987        $ 7,041,822
  Non-qualified variable annuity policies...      29,577,958          6,557,050         29,365,379
                                              ------------------   --------------   ------------------
                                                 $37,551,945         $9,186,037        $36,407,201
                                              ------------------   --------------   ------------------
                                              ------------------   --------------   ------------------
Qualified units outstanding, December 31,
  1997......................................       6,571,200          2,223,241          6,050,814
Net asset value per qualified unit, December
  31, 1997..................................     $  1.213475         $ 1.182502        $  1.163781
Non-qualified units outstanding, December
  31, 1997..................................      24,374,592          5,545,065         25,232,737
Net asset value per non-qualified unit,
  December 31, 1997.........................     $  1.213475         $ 1.182502        $  1.163781

   The accompanying notes are an integral part of these financial statements.

                  SEPARATE ACCOUNT KG -- KEMPER GATEWAY ELITE
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1997

                                                                                                   INVESTMENT       GOVERNMENT
                                               HORIZON 10+       HORIZON 5       HIGH YIELD        GRADE BOND       SECURITIES
                                              --------------   -------------   ---------------   --------------   --------------
ASSETS (NOTES 3 AND 7):
Investments in shares of Investors Fund
  Series....................................   $11,767,916      $  8,785,811     $  72,923,051     $8,904,644       $8,338,664
Dividend receivable.........................            --                --                --             --               --
                                              --------------   -------------   ---------------   --------------   --------------
  Total assets..............................    11,767,916         8,785,811        72,923,051      8,904,644        8,338,664

LIABILITIES:                                            --                --                --             --               --
                                              --------------   -------------   ---------------   --------------   --------------
  Net assets................................   $11,767,916      $  8,785,811     $  72,923,051     $8,904,644       $8,338,664
                                              --------------   -------------   ---------------   --------------   --------------
                                              --------------   -------------   ---------------   --------------   --------------
Net asset distribution by category:
  Qualified variable annuity policies.......   $ 3,695,703      $  1,668,530     $  13,793,824     $1,896,373       $1,974,946
  Non-qualified variable annuity policies...     8,072,213         7,117,281        59,129,227      7,008,271        6,363,718
                                              --------------   -------------   ---------------   --------------   --------------
                                               $11,767,916      $  8,785,811     $  72,923,051     $8,904,644       $8,338,664
                                              --------------   -------------   ---------------   --------------   --------------
                                              --------------   -------------   ---------------   --------------   --------------
Qualified units outstanding, December 31,
  1997......................................     3,202,904         1,497,939        12,282,576      1,758,115        1,850,925
Net asset value per qualified unit, December
  31, 1997..................................   $  1.153860      $   1.113884     $    1.123040     $ 1.078640       $ 1.067005
Non-qualified units outstanding, December
  31, 1997..................................     6,995,834         6,389,607        52,651,043      6,497,322        5,964,094
Net asset value per non-qualified unit,
  December 31, 1997.........................   $  1.153860      $   1.113884     $    1.123040     $ 1.078640       $ 1.067005

                                                                    GLOBAL
                                               MONEY MARKET         INCOME          BLUE CHIP
                                              ---------------   --------------   ---------------
ASSETS (NOTES 3 AND 7):
Investments in shares of Investors Fund
  Series....................................    $16,376,834       $  1,342,245     $  14,565,694
Dividend receivable.........................         37,744                 --                --
                                              ---------------   --------------   ---------------
  Total assets..............................     16,414,578          1,342,245        14,565,694
LIABILITIES:                                             --                 --                --
                                              ---------------   --------------   ---------------
  Net assets................................    $16,414,578       $  1,342,245     $  14,565,694
                                              ---------------   --------------   ---------------
                                              ---------------   --------------   ---------------
Net asset distribution by category:
  Qualified variable annuity policies.......    $ 4,003,371       $    272,539     $   4,076,751
  Non-qualified variable annuity policies...     12,411,207          1,069,706        10,488,943
                                              ---------------   --------------   ---------------
                                                $16,414,578       $  1,342,245     $  14,565,694
                                              ---------------   --------------   ---------------
                                              ---------------   --------------   ---------------
Qualified units outstanding, December 31,
  1997......................................      3,843,630            267,439         3,688,616
Net asset value per qualified unit, December
  31, 1997..................................    $  1.041560       $   1.019069     $    1.105225
Non-qualified units outstanding, December
  31, 1997..................................     11,915,979          1,049,689         9,490,324
Net asset value per non-qualified unit,
  December 31, 1997.........................    $  1.041560       $   1.019069     $    1.105225

   The accompanying notes are an integral part of these financial statements.

                  SEPARATE ACCOUNT KG -- KEMPER GATEWAY ELITE
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                              SMALL CAP     SMALL CAP
                                                VALUE         GROWTH         VALUE      INTERNATIONAL      GROWTH
                                              ----------   ------------   -----------   ------------   ---------------
INVESTMENT INCOME:
  Dividends.................................  $  47,080     $  16,845      $   74,722    $  88,112        $     34,351
                                              ----------   ------------   -----------   ------------   ---------------

EXPENSES (NOTE 4):
  Mortality and expense risk fees...........    178,545       100,403         351,384      200,312             160,465
  Administrative expense fees...............     21,426        12,048          42,166       24,038              19,256
                                              ----------   ------------   -----------   ------------   ---------------
    Total expenses..........................    199,971       112,451         393,550      224,350             179,721
                                              ----------   ------------   -----------   ------------   ---------------

    Net investment income (loss)............   (152,891)      (95,606)       (318,828)    (136,238)           (145,370)
                                              ----------   ------------   -----------   ------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsor.................................         --       320,050              --      308,389           1,391,185
  Net realized gain (loss) from sales of
    investments.............................     18,177        15,233          12,074         (283)              6,716
                                              ----------   ------------   -----------   ------------   ---------------
    Net realized gain (loss)................     18,177       335,283          12,074      308,106           1,397,901
  Net unrealized gain (loss)................  1,759,941     2,010,568       6,408,577     (393,562)            734,032
                                              ----------   ------------   -----------   ------------   ---------------

    Net realized and unrealized gain........  1,778,118     2,345,851       6,420,651      (85,456)          2,131,933
                                              ----------   ------------   -----------   ------------   ---------------
    Net increase in net assets from
      operations............................  $1,625,227    $2,250,245     $6,101,823    $(221,694)       $  1,986,563
                                              ----------   ------------   -----------   ------------   ---------------
                                              ----------   ------------   -----------   ------------   ---------------


                                                VALUE+GROWTH       HORIZON 20+      TOTAL RETURN
                                              -----------------   -------------   -----------------
INVESTMENT INCOME:
  Dividends.................................      $  40,431         $  16,264         $ 155,748
                                              -----------------   -------------   -----------------
EXPENSES (NOTE 4):
  Mortality and expense risk fees...........        177,197            44,550           174,956
  Administrative expense fees...............         21,263             5,346            20,994
                                              -----------------   -------------   -----------------
    Total expenses..........................        198,460            49,896           195,950
                                              -----------------   -------------   -----------------
    Net investment income (loss)............       (158,029)          (33,632)          (40,202)
                                              -----------------   -------------   -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsor.................................             --                --           640,299
  Net realized gain (loss) from sales of
    investments.............................         16,087            19,104            (1,220)
                                              -----------------   -------------   -----------------
    Net realized gain (loss)................         16,087            19,104           639,079
  Net unrealized gain (loss)................      1,966,784           534,900         1,196,085
                                              -----------------   -------------   -----------------
    Net realized and unrealized gain........      1,982,871           554,004         1,835,164
                                              -----------------   -------------   -----------------
    Net increase in net assets from
      operations............................      $1,824,842        $ 520,372         $1,794,962
                                              -----------------   -------------   -----------------
                                              -----------------   -------------   -----------------

   The accompanying notes are an integral part of these financial statements.

                  SEPARATE ACCOUNT KG -- KEMPER GATEWAY ELITE
                      STATEMENTS OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                               HORIZON                                   INVESTMENT      GOVERNMENT
                                                 10+        HORIZON 5     HIGH YIELD     GRADE BOND      SECURITIES
                                              ----------   ------------   -----------   ------------   ---------------
INVESTMENT INCOME:
  Dividends.................................  $  14,964     $  14,508      $1,692,326    $  13,330        $ 130,640

EXPENSES (NOTE 4):
  Mortality and expense risk fees...........     58,622        42,009        418,706        43,570           47,309
  Administrative expense fees...............      7,035         5,042         50,245         5,229            5,677
                                              ----------   ------------   -----------   ------------   ---------------
    Total expenses..........................     65,657        47,051        468,951        48,799           52,986
                                              ----------   ------------   -----------   ------------   ---------------

    Net investment income (loss)............    (50,693)      (32,543)     1,223,375       (35,469)          77,654
                                              ----------   ------------   -----------   ------------   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsor.................................         --            --             --            --               --
  Net realized gain (loss) from sales of
    investments.............................     12,017         6,148         (1,819)        1,923            6,594
                                              ----------   ------------   -----------   ------------   ---------------
    Net realized gain (loss)................     12,017         6,148         (1,819)        1,923            6,594
  Net unrealized gain (loss)................    517,554       371,802      2,081,418       359,468          229,723
                                              ----------   ------------   -----------   ------------   ---------------

    Net realized and unrealized gain
     (loss).................................    529,571       377,950      2,079,599       361,391          236,317
                                              ----------   ------------   -----------   ------------   ---------------
    Net increase (decrease) in net assets
     from operations........................  $ 478,878     $ 345,407      $3,302,974    $ 325,922        $ 313,971
                                              ----------   ------------   -----------   ------------   ---------------
                                              ----------   ------------   -----------   ------------   ---------------

                                                                     GLOBAL
                                                MONEY MARKET         INCOME*         BLUE CHIP*
                                              -----------------   -------------   -----------------
INVESTMENT INCOME:
  Dividends.................................      $ 650,734         $      --         $      --
EXPENSES (NOTE 4):
  Mortality and expense risk fees...........        157,220             4,683            42,643
  Administrative expense fees...............         18,866               562             5,117
                                                   --------       -------------        --------
    Total expenses..........................        176,086             5,245            47,760
                                                   --------       -------------        --------
    Net investment income (loss)............        474,648            (5,245)          (47,760)
                                                   --------       -------------        --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsor.................................             --                --                --
  Net realized gain (loss) from sales of
    investments.............................             --             1,016            10,843
                                                   --------       -------------        --------
    Net realized gain (loss)................             --             1,016            10,843
  Net unrealized gain (loss)................             --            15,990           361,450
                                                   --------       -------------        --------
    Net realized and unrealized gain
     (loss).................................             --            17,006           372,293
                                                   --------       -------------        --------
    Net increase (decrease) in net assets
     from operations........................      $ 474,648         $  11,761         $ 324,533
                                                   --------       -------------        --------
                                                   --------       -------------        --------

* For the period 5/1/97 (date of initial investment) to 12/31/97.

   The accompanying notes are an integral part of these financial statements.

                  SEPARATE ACCOUNT KG -- KEMPER GATEWAY ELITE
                      STATEMENTS OF CHANGES IN NET ASSETS

                                     SMALL CAP VALUE                   SMALL CAP GROWTH                       VALUE
                                  YEAR            PERIOD            YEAR            PERIOD            YEAR            PERIOD
                                  ENDED       FROM 11/13/96**       ENDED       FROM 12/4/96**        ENDED       FROM 11/13/96**
                                12/31/97        TO 12/31/96       12/31/97        TO 12/31/96       12/31/97        TO 12/31/96
                             ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................   $ (152,891)      $     (150)      $  (95,606)      $      (87)      $ (318,828)      $     (114)
    Net realized gain
      (loss)................       18,177               --          335,283               10           12,074               30
    Net unrealized gain
      (loss)................    1,759,941            5,752        2,010,568            2,454        6,408,577           (1,300)
                             ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
    Net increase (decrease)
      in net assets from
      operations............    1,625,227            5,602        2,250,245            2,377        6,101,823           (1,384)
                             ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

  FROM CAPITAL TRANSACTIONS
    (NOTE 5):
    Net purchase payments...   26,418,229          234,777       14,614,458          143,030       51,755,894          299,524
    Withdrawals.............     (581,435)              --         (229,859)              --       (1,012,429)              --
    Annuity benefits........      (94,481)              --          (76,198)              --         (267,497)              --
    Other transfers from
      (to) the General
      Account of Allmerica
      Financial Life
      Insurance and Annuity
      Company (Sponsor).....    8,631,512           80,345        4,618,050           61,791       14,528,095           29,823
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity Company
      (Sponsor).............           --               --               --               --               --               --
                             ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
    Net increase in net
      assets from capital
      transactions..........   34,373,825          315,122       18,926,451          204,821       65,004,063          329,347
                             ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

    Net increase in net
      assets................   35,999,052          320,724       21,176,696          207,198       71,105,886          327,963

NET ASSETS:
  Beginning of period.......      320,724               --          207,198               --          327,963               --
                             ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
  End of period.............   $36,319,776      $  320,724       $21,383,894      $  207,198       $71,433,849      $  327,963
                             ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
                             ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

                                       INTERNATIONAL
                                   YEAR            PERIOD
                                   ENDED       FROM 11/13/96**
                                 12/31/97        TO 12/31/96
                              ---------------  ---------------
INCREASE IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................    $ (136,238)      $     (164)
    Net realized gain
      (loss)................       308,106               --
    Net unrealized gain
      (loss)................      (393,562)           7,273
                              ---------------  ---------------
    Net increase (decrease)
      in net assets from
      operations............      (221,694)           7,109
                              ---------------  ---------------
  FROM CAPITAL TRANSACTIONS
    (NOTE 5):
    Net purchase payments...    27,242,757          278,257
    Withdrawals.............      (479,373)              --
    Annuity benefits........      (173,076)              --
    Other transfers from
      (to) the General
      Account of Allmerica
      Financial Life
      Insurance and Annuity
      Company (Sponsor).....     7,143,107           81,181
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity Company
      (Sponsor).............            --               --
                              ---------------  ---------------
    Net increase in net
      assets from capital
      transactions..........    33,733,415          359,438
                              ---------------  ---------------
    Net increase in net
      assets................    33,511,721          366,547
NET ASSETS:
  Beginning of period.......       366,547               --
                              ---------------  ---------------
  End of period.............    $33,878,268      $  366,547
                              ---------------  ---------------
                              ---------------  ---------------

** Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                  SEPARATE ACCOUNT KG -- KEMPER GATEWAY ELITE
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                          GROWTH                         VALUE+GROWTH                      HORIZON 20+
                                  YEAR            PERIOD            YEAR            PERIOD            YEAR            PERIOD
                                  ENDED       FROM 12/4/96**        ENDED       FROM 11/29/96**       ENDED       FROM 12/5/96**
                                12/31/97        TO 12/31/96       12/31/97        TO 12/31/96       12/31/97        TO 12/31/96
                             ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................   $ (145,370)      $     (202)      $ (158,029)      $     (101)      $  (33,632)      $     (104)
    Net realized gain
      (loss)................    1,397,901               (8)          16,087                8           19,104               --
    Net unrealized gain
      (loss)................      734,032            5,786        1,966,784           (1,562)         534,900              917
                             ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
    Net increase (decrease)
      in net assets from
      operations............    1,986,563            5,576        1,824,842           (1,655)         520,372              813
                             ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

  FROM CAPITAL TRANSACTIONS
    (NOTE 5):
    Net purchase payments...   21,528,673          230,457       28,556,776          191,169        6,639,510          178,818
    Withdrawals.............     (466,604)              --         (566,546)             (50)        (104,209)              --
    Annuity benefits........     (186,633)              --          (20,598)              --               --               --
    Other transfers from
      (to) the General
      Account of Allmerica
      Financial Life
      Insurance and Annuity
      Company (Sponsor).....    5,580,514          132,380        7,564,687            3,320        1,905,063           45,670
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity Company
      (Sponsor).............           --               --               --               --               --               --
                             ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
    Net increase in net
      assets from capital
      transactions..........   26,455,950          362,837       35,534,319          194,439        8,440,364          224,488
                             ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

    Net increase in net
      assets................   28,442,513          368,413       37,359,161          192,784        8,960,736          225,301

NET ASSETS:
  Beginning of period.......      368,413               --          192,784               --          225,301               --
                             ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
  End of period.............   $28,810,926      $  368,413       $37,551,945      $  192,784       $9,186,037       $  225,301
                             ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
                             ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

                                        TOTAL RETURN
                                   YEAR            PERIOD
                                   ENDED       FROM 11/29/96**
                                 12/31/97        TO 12/31/96
                              ---------------  ---------------
INCREASE IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................    $  (40,202)      $     (198)
    Net realized gain
      (loss)................       639,079                1
    Net unrealized gain
      (loss)................     1,196,085            1,263
                              ---------------  ---------------
    Net increase (decrease)
      in net assets from
      operations............     1,794,962            1,066
                              ---------------  ---------------
  FROM CAPITAL TRANSACTIONS
    (NOTE 5):
    Net purchase payments...    27,606,532          209,674
    Withdrawals.............      (499,571)            (150)
    Annuity benefits........      (160,213)              --
    Other transfers from
      (to) the General
      Account of Allmerica
      Financial Life
      Insurance and Annuity
      Company (Sponsor).....     7,318,010          136,891
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity Company
      (Sponsor).............            --               --
                              ---------------  ---------------
    Net increase in net
      assets from capital
      transactions..........    34,264,758          346,415
                              ---------------  ---------------
    Net increase in net
      assets................    36,059,720          347,481
NET ASSETS:
  Beginning of period.......       347,481               --
                              ---------------  ---------------
  End of period.............    $36,407,201      $  347,481
                              ---------------  ---------------
                              ---------------  ---------------

** Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                  SEPARATE ACCOUNT KG -- KEMPER GATEWAY ELITE
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                       HORIZON 10+                        HORIZON 5                         HIGH YIELD
                                  YEAR            PERIOD            YEAR            PERIOD            YEAR            PERIOD
                                  ENDED       FROM 12/23/96**       ENDED       FROM 12/23/96**       ENDED       FROM 11/13/96**
                                12/31/97        TO 12/31/96       12/31/97        TO 12/31/96       12/31/97        TO 12/31/96
                             ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................   $  (50,693)      $       (8)      $  (32,543)      $      (11)      $1,223,375       $     (490)
    Net realized gain
      (loss)................       12,017               --            6,148               --           (1,819)               5
    Net unrealized gain
      (loss)................      517,554              (74)         371,802              (48)       2,081,418            7,253
                             ---------------       -------     ---------------       -------     ---------------  ---------------
    Net increase (decrease)
      in net assets from
      operations............      478,878              (82)         345,407              (59)       3,302,974            6,768
                             ---------------       -------     ---------------       -------     ---------------  ---------------

  FROM CAPITAL TRANSACTIONS
    (NOTE 5):
    Net purchase payments...    8,487,755           37,517        6,722,321           52,677       58,758,080          319,074
    Withdrawals.............     (109,586)              --         (170,981)              --       (1,747,189)            (813)
    Annuity benefits........           --               --           (3,258)              --         (651,247)              --
    Other transfers from
      (to) the General
      Account of Allmerica
      Financial Life
      Insurance and Annuity
      Company (Sponsor).....    2,871,985            1,449        1,839,532              172       12,299,596          635,808
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity Company
      (Sponsor).............           --               --               --               --               --               --
                             ---------------       -------     ---------------       -------     ---------------  ---------------
    Net increase in net
      assets from capital
      transactions..........   11,250,154           38,966        8,387,614           52,849       68,659,240          954,069
                             ---------------       -------     ---------------       -------     ---------------  ---------------

    Net increase in net
      assets................   11,729,032           38,884        8,733,021           52,790       71,962,214          960,837

NET ASSETS:
  Beginning of period.......       38,884               --           52,790               --          960,837               --
                             ---------------       -------     ---------------       -------     ---------------  ---------------
  End of period.............   $11,767,916      $   38,884       $8,785,811       $   52,790       $72,923,051      $  960,837
                             ---------------       -------     ---------------       -------     ---------------  ---------------
                             ---------------       -------     ---------------       -------     ---------------  ---------------

                                   INVESTMENT GRADE BOND
                                   YEAR            PERIOD
                                   ENDED       FROM 12/12/96**
                                 12/31/97        TO 12/31/96
                              ---------------  ---------------
INCREASE IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................    $  (35,469)      $      (14)
    Net realized gain
      (loss)................         1,923               --
    Net unrealized gain
      (loss)................       359,468               63
                              ---------------       -------
    Net increase (decrease)
      in net assets from
      operations............       325,922               49
                              ---------------       -------
  FROM CAPITAL TRANSACTIONS
    (NOTE 5):
    Net purchase payments...     7,165,204           21,984
    Withdrawals.............      (122,182)              --
    Annuity benefits........      (110,978)              --
    Other transfers from
      (to) the General
      Account of Allmerica
      Financial Life
      Insurance and Annuity
      Company (Sponsor).....     1,624,645               --
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity Company
      (Sponsor).............            --               --
                              ---------------       -------
    Net increase in net
      assets from capital
      transactions..........     8,556,689           21,984
                              ---------------       -------
    Net increase in net
      assets................     8,882,611           22,033
NET ASSETS:
  Beginning of period.......        22,033               --
                              ---------------       -------
  End of period.............    $8,904,644       $   22,033
                              ---------------       -------
                              ---------------       -------

** Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                  SEPARATE ACCOUNT KG -- KEMPER GATEWAY ELITE
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                  GOVERNMENT SECURITIES                  MONEY MARKET             GLOBAL INCOME      BLUE CHIP
                                  YEAR            PERIOD            YEAR            PERIOD           PERIOD           PERIOD
                                  ENDED       FROM 12/4/96**        ENDED       FROM 11/20/96**   FROM 5/1/97**    FROM 5/1/97**
                                12/31/97        TO 12/31/96       12/31/97        TO 12/31/96      TO 12/31/97      TO 12/31/97
                             ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income
     (loss).................   $   77,654       $     (283)      $  474,648       $    3,311       $   (5,245)      $  (47,760)
    Net realized gain
     (loss).................        6,594              (20)              --               --            1,016           10,843
    Net unrealized gain
     (loss).................      229,723             (875)              --               --           15,990          361,450
                             ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
    Net increase (decrease)
     in net assets from
     operations.............      313,971           (1,178)         474,648            3,311           11,761          324,533
                             ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

  FROM CAPITAL TRANSACTIONS
    (NOTE 5):
    Net purchase payments...    8,695,248          523,745       90,905,689        3,146,005        1,077,346       12,085,430
    Withdrawals.............     (341,177)              --       (1,106,116)              --          (39,522)        (250,802)
    Annuity benefits........      (71,442)              --          (16,619)              --               --          (10,417)
    Other transfers from
     (to) the General
     Account of Allmerica
     Financial Life
      Insurance and Annuity
     Company (Sponsor)......     (752,446)         (28,057)     (75,754,449)      (1,237,891)         292,660        2,416,952
    Net increase (decrease)
     in investment by
     Allmerica Financial
     Life Insurance
      and Annuity Company
     (Sponsor)..............           --               --               --               --               --               (2)
                             ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
    Net increase in net
     assets from capital
     transactions...........    7,530,183          495,688       14,028,505        1,908,114        1,330,484       14,241,161
                             ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

    Net increase in net
     assets.................    7,844,154          494,510       14,503,153        1,911,425        1,342,245       14,565,694

NET ASSETS:
  Beginning of period.......      494,510               --        1,911,425               --               --               --
                             ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
  End of period.............   $8,338,664       $  494,510       $16,414,578      $1,911,425       $1,342,245       $14,565,694
                             ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
                             ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

** Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                  SEPARATE ACCOUNT KG -- KEMPER GATEWAY ELITE

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    Separate Account KG-Kemper Gateway Elite (Separate Account KG) is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the Company), established on November 13, 1996 for the purpose of separating from the general assets of the Company those assets used to fund certain variable annuity contracts issued by the Company. The Company is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company (First Allmerica). First Allmerica is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of Separate Account KG are clearly identified and distinguished from the other assets and liabilities of the Company. Separate Account KG cannot be charged with liabilities arising out of any other business of the Company.

    Separate Account KG is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Separate Account KG currently offers sixteen Sub-Accounts under the Kemper Gateway Elite variable annuity contracts. Each Sub-Account invests exclusively in a corresponding investment portfolio of Investors Fund Series (IFS). All investments portfolios, other than the Value and Small Cap Value Portfolios, are managed by Zurich Kemper Investments, Inc. (ZKI). The Value and Small Cap Value Portfolios are managed by Dreman Value Advisors, Inc. (DVA), a wholly-owned subsidiary of ZKI. IFS (the "Fund") is an open-end management investment company registered under the 1940 Act.

    Separate Account KG funds two types of variable annuity contracts, "qualified" contracts and "non-qualified" contracts. A qualified contract is one that is purchased in connection with a retirement plan which meets the requirements of Section 401, 403, or 408 of the Internal Revenue Code, while a non-qualified contract is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain withdrawals or surrenders will vary according to whether they are made from a qualified contract or a non-qualified contract.

    Certain prior year balances have been reclassified to conform with current year presentation.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of IFS. Net realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of IFS at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return with First Allmerica. The Company anticipates no tax liability resulting from the operations of Separate Account KG. Therefore, no provision for income taxes has been charged against Separate Account KG.

                  SEPARATE ACCOUNT KG -- KEMPER GATEWAY ELITE

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in IFS at December 31, 1997 were as follows:

                                                                  PORTFOLIO INFORMATION
                                                         ---------------------------------------
                                                                                       NET ASSET
                                                          NUMBER OF      AGGREGATE       VALUE
INVESTMENT PORTFOLIO                                        SHARES          COST       PER SHARE
-------------------------------------------------------  ------------   ------------   ---------
Small Cap Value........................................   29,588,895    $ 34,554,083    $ 1.227
Small Cap Growth.......................................   10,860,281      19,370,872      1.969
Value..................................................   47,072,446      65,026,573      1.518
International..........................................   20,979,984      34,264,556      1.615
Growth.................................................    9,600,826      28,071,107      3.001
Value+Growth...........................................   26,352,427      35,586,722      1.425
Horizon 20+............................................    6,668,533       8,650,220      1.378
Total Return...........................................   12,900,291      35,209,852      2.822
Horizon 10+............................................    9,132,114      11,250,436      1.289
Horizon 5..............................................    7,179,710       8,414,057      1.224
High Yield.............................................   56,264,313      70,834,380      1.296
Investment Grade Bond..................................    7,962,020       8,545,113      1.118
Government Securities..................................    6,906,870       8,109,815      1.207
Money Market...........................................   16,376,834      16,376,834      1.000
Global Income..........................................    1,304,772       1,326,255      1.029
Blue Chip..............................................   13,058,250      14,204,244      1.115

NOTE 4 -- RELATED PARTY TRANSACTIONS

    The Company makes a charge of 1.25% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The Company also charges each Sub-Account .15% per annum based on the average daily net assets of each Sub-Account for administrative expenses. These charges are deducted from the daily value of each Sub-Account and are paid to the Company on a daily basis.

    A contract fee of $35 is currently deducted on the contract anniversary date and upon full surrender of the contract when the accumulated value is less than $50,000. The contract fee is waived for contracts issued to and maintained by the Trustee of a 401(k) plan. For the year ended December 31, 1997 and the period ended December 31, 1996, contract fees deducted from accumulated value in Separate Account KG amounted to $1,384 and $0, respectively. These amounts are included on the statements of changes in net assets with other transfers to the General Account.

    Allmerica Investments, Inc. (Allmerica Investments), a wholly-owned subsidiary of First Allmerica, is principal underwriter and general distributor of Separate Account KG, and does not receive any compensation for sales of the contracts. Commissions are paid to registered representatives of Allmerica Investments by the Company. As the current series of contracts have a contingent deferred sales charge, no deduction is made for sales charges at the time of the sale. For the year ended December 31, 1997 and the period ended December 31, 1996, the Company received $34,464 and $0, respectively, for contingent deferred sales charges applicable to Separate Account KG.

                  SEPARATE ACCOUNT KG -- KEMPER GATEWAY ELITE

NOTE 5 -- CONTRACTOWNERS AND SPONSOR TRANSACTIONS

    Transactions from contractowners and sponsor were as follows:

                                                         YEAR ENDED                       PERIOD ENDED
                                                     DECEMBER 31, 1997                 DECEMBER 31, 1996
                                                  UNITS            AMOUNT           UNITS            AMOUNT
                                              --------------  ----------------  --------------  ----------------
Small Cap Value
  Issuance of Units.........................      31,975,472  $     36,833,168         313,799  $        315,122
  Redemption of Units.......................      (2,692,444)       (2,459,343)             --                --
                                              --------------  ----------------  --------------  ----------------
    Net increase............................      29,283,028  $     34,373,825         313,799  $        315,122
                                              --------------  ----------------  --------------  ----------------
                                              --------------  ----------------  --------------  ----------------
Small Cap Growth
  Issuance of Units.........................      17,793,898  $     20,525,939         209,555  $        204,821
  Redemption of Units.......................      (1,664,217)       (1,599,488)             --                --
                                              --------------  ----------------  --------------  ----------------
    Net increase............................      16,129,681  $     18,926,451         209,555  $        204,821
                                              --------------  ----------------  --------------  ----------------
                                              --------------  ----------------  --------------  ----------------
Value
  Issuance of Units.........................      57,737,606  $     68,909,586         316,647  $        329,347
  Redemption of Units.......................      (4,420,566)       (3,905,523)             --                --
                                              --------------  ----------------  --------------  ----------------
    Net increase............................      53,317,040  $     65,004,063         316,647  $        329,347
                                              --------------  ----------------  --------------  ----------------
                                              --------------  ----------------  --------------  ----------------
International
  Issuance of Units.........................      34,446,548  $     37,444,700         359,646  $        359,438
  Redemption of Units.......................      (4,016,781)       (3,711,285)             --                --
                                              --------------  ----------------  --------------  ----------------
    Net increase............................      30,429,767  $     33,733,415         359,646  $        359,438
                                              --------------  ----------------  --------------  ----------------
                                              --------------  ----------------  --------------  ----------------
Growth
  Issuance of Units.........................      26,615,425  $     29,159,670         370,113  $        362,837
  Redemption of Units.......................      (2,799,269)       (2,703,720)             --                --
                                              --------------  ----------------  --------------  ----------------
    Net increase............................      23,816,156  $     26,455,950         370,113  $        362,837
                                              --------------  ----------------  --------------  ----------------
                                              --------------  ----------------  --------------  ----------------
Value+Growth
  Issuance of Units.........................      33,482,451  $     38,000,583         196,642  $        194,489
  Redemption of Units.......................      (2,733,249)       (2,466,264)            (52)              (50)
                                              --------------  ----------------  --------------  ----------------
    Net increase............................      30,749,202  $     35,534,319         196,590  $        194,439
                                              --------------  ----------------  --------------  ----------------
                                              --------------  ----------------  --------------  ----------------
Horizon 20+
  Issuance of Units.........................       7,925,733  $      8,720,181         226,543  $        224,631
  Redemption of Units.......................        (383,808)         (279,817)           (162)             (143)
                                              --------------  ----------------  --------------  ----------------
    Net increase............................       7,541,925  $      8,440,364         226,381  $        224,488
                                              --------------  ----------------  --------------  ----------------
                                              --------------  ----------------  --------------  ----------------
Total Return
  Issuance of Units.........................      33,289,148  $     36,351,700         353,674  $        346,832
  Redemption of Units.......................      (2,358,846)       (2,086,942)           (425)             (417)
                                              --------------  ----------------  --------------  ----------------
    Net increase............................      30,930,302  $     34,264,758         353,249  $        346,415
                                              --------------  ----------------  --------------  ----------------
                                              --------------  ----------------  --------------  ----------------

                  SEPARATE ACCOUNT KG -- KEMPER GATEWAY ELITE

NOTE 5 -- CONTRACTOWNERS AND SPONSOR TRANSACTIONS (CONTINUED)

                                                         YEAR ENDED                       PERIOD ENDED
                                                     DECEMBER 31, 1997                 DECEMBER 31, 1996
                                                  UNITS            AMOUNT           UNITS            AMOUNT
                                              --------------  ----------------  --------------  ----------------
Horizon 10+
  Issuance of Units.........................      10,824,499  $     11,378,438          38,809  $         38,966
  Redemption of Units.......................        (664,570)         (128,284)             --                --
                                              --------------  ----------------  --------------  ----------------
    Net increase............................      10,159,929  $     11,250,154          38,809  $         38,966
                                              --------------  ----------------  --------------  ----------------
                                              --------------  ----------------  --------------  ----------------
Horizon 5
  Issuance of Units.........................       8,218,267  $      8,735,360          52,677  $         52,849
  Redemption of Units.......................        (383,398)         (347,746)             --                --
                                              --------------  ----------------  --------------  ----------------
    Net increase............................       7,834,869  $      8,387,614          52,677  $         52,849
                                              --------------  ----------------  --------------  ----------------
                                              --------------  ----------------  --------------  ----------------
High Yield
  Issuance of Units.........................      76,297,806  $     81,860,370         942,573  $        954,838
  Redemption of Units.......................     (12,305,958)      (13,201,130)           (802)             (769)
                                              --------------  ----------------  --------------  ----------------
    Net increase............................      63,991,848  $     68,659,240         941,771  $        954,069
                                              --------------  ----------------  --------------  ----------------
                                              --------------  ----------------  --------------  ----------------
Investment Grade Bond
  Issuance of Units.........................       8,795,744  $      8,964,639          21,965  $         21,984
  Redemption of Units.......................        (562,272)         (407,950)             --                --
                                              --------------  ----------------  --------------  ----------------
    Net increase............................       8,233,472  $      8,556,689          21,965  $         21,984
                                              --------------  ----------------  --------------  ----------------
                                              --------------  ----------------  --------------  ----------------
Government Securities
  Issuance of Units.........................      10,864,889  $     10,997,891         526,154  $        523,745
  Redemption of Units.......................      (3,547,883)       (3,467,708)        (28,141)          (28,057)
                                              --------------  ----------------  --------------  ----------------
    Net increase............................       7,317,006  $      7,530,183         498,013  $        495,688
                                              --------------  ----------------  --------------  ----------------
                                              --------------  ----------------  --------------  ----------------
Money Market
  Issuance of Units.........................     103,574,850  $     99,792,728       3,138,846  $      3,146,005
  Redemption of Units.......................     (89,719,351)      (85,764,223)     (1,234,736)       (1,237,891)
                                              --------------  ----------------  --------------  ----------------
    Net increase............................      13,855,499  $     14,028,505       1,904,110  $      1,908,114
                                              --------------  ----------------  --------------  ----------------
                                              --------------  ----------------  --------------  ----------------
Global Income
  Issuance of Units.........................       1,502,424  $      1,418,266              --  $             --
  Redemption of Units.......................        (185,296)          (87,782)             --                --
                                              --------------  ----------------  --------------  ----------------
    Net increase............................       1,317,128  $      1,330,484              --  $             --
                                              --------------  ----------------  --------------  ----------------
                                              --------------  ----------------  --------------  ----------------
Blue Chip
  Issuance of Units.........................      14,107,528  $     14,719,710              --  $             --
  Redemption of Units.......................        (928,588)         (478,549)             --                --
                                              --------------  ----------------  --------------  ----------------
    Net increase............................      13,178,940  $     14,241,161              --  $             --
                                              --------------  ----------------  --------------  ----------------
                                              --------------  ----------------  --------------  ----------------

                  SEPARATE ACCOUNT KG -- KEMPER GATEWAY ELITE

NOTE 6 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that Separate Account KG satisfies the current requirements of the regulations, and it intends that Separate Account KG will continue to meet such requirements.

NOTE 7 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of IFS shares by Separate Account KG during the year ended December 31, 1997 were as follows:

INVESTMENT PORTFOLIO                                                PURCHASES        SALES
-----------------------------------------------------------------  ------------   ------------
Small Cap Value..................................................  $ 34,674,442   $    453,508
Small Cap Growth.................................................    19,567,325        416,430
Value............................................................    64,910,584        225,349
International....................................................    35,400,637      1,495,070
Growth...........................................................    28,010,904        309,139
Value+Growth.....................................................    35,639,469        263,179
Horizon 20+......................................................     8,667,339        260,607
Total Return.....................................................    35,134,043        269,188
Horizon 10+......................................................    11,663,071        463,610
Horizon 5........................................................     8,526,807        171,736
High Yield.......................................................    73,404,448      3,521,833
Investment Grade Bond............................................     8,686,554        165,334
Government Securities............................................     9,060,721      1,452,884
Money Market.....................................................    45,671,963     31,203,898
Global Income....................................................     1,418,226         92,987
Blue Chip........................................................    14,563,790        370,389
                                                                   ------------   ------------
Totals...........................................................  $435,000,323   $ 41,135,141
                                                                   ------------   ------------
                                                                   ------------   ------------

                        PART C.  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

  (A)  FINANCIAL STATEMENTS

       Financial Statements Included in Part A
       None

       Financial Statements Included in Part B
       Financial Statements for Allmerica Financial Life Insurance and Annuity Company
       Financial Statements for Separate Account KG of Allmerica
       Financial Life Insurance and Annuity Company

       Financial Statements Included in Part C
       None

  (B)  EXHIBITS

       EXHIBIT 1 Vote of Board of Directors Authorizing Establishment of Registrant dated June 13, 1996 was previously filed on August 9, 1996 in Registrant's initial Registration Statement and is incorporated by reference herein.

       EXHIBIT 2 Not Applicable. Pursuant to Rule 26a-2, the Insurance Company may hold the assets of the Registrant NOT pursuant to a trust indenture or other such instrument.

       EXHIBIT 3  (A)  Wholesaling Agreement was previously filed on August 9,
                       1996 in Registrant's initial Registration Statement and is incorporated by reference herein.

                  (B) Underwriting and Administrative Services Agreement was previously filed on April 30, 1998 in Registration Statement No. 811-7767, Post-Effective Amendment No. 3 and is incorporated by reference herein.

                  (C) Revised commission schedule was previously filed on December 8, 1998 in Registrant's Pre-Effective
                       Amendment No. 1 and is incorporated by reference herein. Sales Agreements with Commission Schedule were previously filed on April 30, 1998 in Registration Statement No. 811-7767, Post-Effective Amendment No. 3 and are incorporated by reference herein.

                  (D) Sales Agreement with Chase was previously filed on April 30, 1998 in Registration Statement No. 811-7767, Post-Effective Amendment No. 3 and is incorporated by reference herein.

                  (E) General Agent's Agreement was previously filed on April 30, 1998 in Registration Statement No. 811-7767, Post-Effective Amendment No. 3 and is incorporated by reference herein.

                  (F) Career Agent Agreement was previously filed on April 30, 1998 in Registration Statement No. 811-7767, Post-Effective Amendment No. 3 and is incorporated by reference herein.

                  (G) Registered Representative's Agreement was previously filed on April 30, 1998 in Registration Statement No. 811-7767, Post-Effective Amendment No. 3 and is incorporated by reference herein.

                  (H) Form of Indemnification Agreement with Scudder Kemper was previously filed on April 30, 1998 in Registration Statement No. 811-7767, Post-Effective Amendment No. 3 and is incorporated by reference herein.


       EXHIBIT 4 Minimum Guaranteed Annuity Payout Rider is filed herewith. Contract Form 3027-98 was previously filed on December 8, 1998 in Registrant's Pre-Effective Amendment No. 1 and is incorporated by reference herein.

       EXHIBIT 5 Application Form SML1446K was previously filed on December 8, 1998 in Registrant's Pre-Effective Amendment No. 1 and is incorporated by reference herein.

       EXHIBIT 6 The Depositor's Articles of Incorporation, as amended, effective October 1, 1995 to reflect its new name, and Bylaws were previously filed on August 9, 1996 in Registrant's initial Registration Statement and are incorporated by reference herein.

       EXHIBIT 7  Not Applicable.

       EXHIBIT 8  (a)  BFDS Agreements for lockbox and mailroom services were previously filed on April 30, 1998 in Registration Statement No. 811-7767, Post-Effective Amendment No. 3 and are incorporated by reference herein.

                  (b) Form of Scudder Services Agreement was previously filed on April 30, 1998 in Registration Statement No. 811-7767, Post-Effective Amendment No. 3 and is incorporated by reference herein.

       EXHIBIT 9  Opinion of Counsel is filed herewith.

       EXHIBIT 10 Consent of Independent Accountants is filed herewith.

       EXHIBIT 11 None.

       EXHIBIT 12 None.

       EXHIBIT 13 Not Applicable.

       EXHIBIT 14 Not Applicable.

       EXHIBIT 15 (a)  Participation Agreement with Kemper was previously filed on November 6, 1996 in Pre-Effective Amendment No. 1 and is incorporated by reference herein.

                  (b) Form of Participation Agreement with Scudder Kemper was previously filed on April 30, 1998 in Registration Statement No. 811-7767, Post-Effective Amendment No. 3 and is incorporated by reference herein.


ITEM 25.  DIRECTORS AND EXECUTIVE OFFICERS OF THE DEPOSITOR

  The principal business address of all the following Directors and Officers is:
  440 Lincoln Street
  Worcester, Massachusetts 01653

                  DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY

NAME AND POSITION                               PRINCIPAL OCCUPATION(S) DURING
  WITH COMPANY                                         PAST FIVE YEARS
-----------------                               ------------------------------
Bruce C. Anderson                               Director of First Allmerica since 1996;
 Director                                        Vice President, First Allmerica since 1984

Abigail M. Armstrong                            Secretary of First Allmerica since 1996;
 Secretary and Counsel                           Counsel, First Allmerica since 1991


Warren E. Barnes                                Vice President and Corporate Controller of
 Vice President and Corporate Controller         First Allmerica since 1998; Vice
                                                 President and Co-Controller, First Allmerica
                                                 1997; Vice President and Assistant
                                                 Controller, First Allmerica 1996 to 1997;
                                                 Assistant Vice President and Assistant
                                                 Controller, First Allmerica 1995 to 1996;
                                                 Assistant Vice President Corporate Accounting
                                                 and Reporting, First Allmerica 1993 to 1995


Robert E. Bruce                                 Director and Chief Information Officer of First
 Director and Chief Information Officer          Allmerica since 1997; Vice President of First
                                                 Allmerica since 1995; Corporate Manager, Digital
                                                 Equipment Corporation 1979 to 1995



John P. Kavanaugh                               Director and Chief Investment Officer of
  Director, Vice President and                   First Allmerica since 1996; Vice
  Chief Investment Officer                       President, First Allmerica since 1991

John F. Kelly                                   Director of First Allmerica since 1996; Senior Vice
 Director, Vice President and                    President, First Allmerica since 1986; General Counsel,
 General Counsel                                 First Allmerica since 1981; Assistant Secretary,
                                                 First Allmerica since 1991

J. Barry May                                    Director of First Allmerica since 1996; Director and
 Director                                        President, The Hanover Insurance Company since 1996;
                                                 Vice President, The Hanover Insurance Company, 1993
                                                 to 1996; General Manager, The Hanover Insurance
                                                 Company 1989 to 1993

James R. McAuliffe                              Director of First Allmerica since 1996; Director of
 Director                                        Citizens Insurance Company of America since 1992,
                                                 President since 1994, and CEO since 1996;
                                                 Vice President, First Allmerica 1982 to 1994;
                                                 Chief Investment Officer, First Allmerica 1986 to 1994

John F. O'Brien                                 Director, Chairman of the Board, President and
 Director, Chairman of the Board,                Chief Executive Officer, First Allmerica since 1989
 President and Chief Executive Officer
Edward J. Parry, III                            Director and Chief Financial Officer of First
 Director, Vice President,                       Allmerica since 1996; Vice President and Treasurer,
 Chief Financial Officer and Treasurer           First Allmerica since 1993; Assistant Vice President
                                                 1992 to 1993

Richard M. Reilly                               Director of First Allmerica since 1996; Vice
 Director and Vice President                     President, First Allmerica since 1990; Director,
                                                 Allmerica Investments, Inc. since 1990; Director
                                                 and President, Allmerica Financial Investment
                                                 Management Services, Inc. since 1990

Robert P. Restrepo, Jr.                         Chief Executive Officer of Travelers Property &
 Director                                        Casualty Company 1996-1998; Senior Vice
                                                 President of Aetna Life & Casualty Company 1993-
                                                 1996

Eric A. Simonsen                                Director of First Allmerica since 1996; Vice
 Director and Vice President                     President, First Allmerica since 1990; Chief
                                                 Financial Officer, First Allmerica 1990 to 1996

Phillip E. Soule                                Director of First Allmerica since 1996; Vice
 Director and Vice President                     President, First Allmerica since 1987


ITEM 26.  PERSONS UNDER COMMON CONTROL WITH REGISTRANT

  See attached organization chart.


                                Allmerica Financial Corporation

                                            Delaware
     |               |                  |                  |              |            |              |
______________________________________________________________________________________________________________
 Financial          100%               100%               100%           100%         100%           100%
Profiles, Inc.  Allmerica, Inc.      Allmerica       First Allmerica  AFC Capital   Allmerica   First Sterling
                                   Funding Corp.     Financial Life    Trust I      Services        Limited
                                                       Insurance                   Corporation
                                                        Company

 California     Massachusetts       Massachusetts     Massachusetts    Delaware    Massachusetts    Bermuda
                                                            |                                    |
30%                                                   _________________                    _____________
                                                            |                                    |
                                                           100%                                 100%
                                                           SMA                            First Sterling
                                                      Financial Corp.                      Reinsurance
                                                                                             Company
                                                                                             Limited

                                                             Massachusetts                    Bermuda
                                                                     |
______________________________________________________________________________________________________________________
        |                   |                    |                   |                     |                   |
         70%               100%               99.2%                 100%                  100%                100%
     Allmerica        Sterling Risk         Allmerica             Allmerica             Allmerica           Allmerica
     Property           Management             Trust             Investments,           Financial        Financial Life
    & Casualty        Services, Inc.       Company, N.A.            Inc.                Investment       Insurance and
  Companies, Inc.                                                                       Management      Annuity Company
                                                                                      Services, Inc.

                                             Federally
     Delaware            Delaware            Chartered          Massachusetts         Massachusetts         Delaware
         |
___________________________________________________________________________                             ______|_______
         |                  |                   |                    |                                        |
       100%                100%                100%                 100%                                     100%
        APC             The Hanover          Allmerica           Citizens                                 Somerset
   Funding Corp.         Insurance           Financial           Insurance                               Square, Inc.
                          Company            Insurance           Company of
                                           Brokers, Inc.          Illinois

   Massachusetts       New Hampshire       Massachusetts          Illinois                              Massachusetts
                             |
______________________________________________________________________________________________________________________
        |                                       |                    |                     |                  |
       100%                 100%               100%                 100%                 82.5%               100%
     Allmerica            Allmerica         The Hanover        Hanover Texas           Citizens          Massachusetts
     Financial              Plus             American            Insurance            Corporation        Bay Insurance
      Benefit             Insurance          Insurance           Management                                 Company
     Insurance          Agency, Inc.          Company          Company, Inc.
      Company

   Pennsylvania        Massachusetts       New Hampshire           Texas                Delaware         New Hampshire
                                                                                           |
                                                              ________________________________________________________
                                                                     |                     |                   |
                                                                    100%                  100%               100%
                                                                  Citizens         Citizens Insurance      Citizens
                                                                 Insurance            Company of           Insurance
                                                              Company of Ohio           America         Company of the
                                                                                                            Midwest

                                                                    Ohio                Michigan            Indiana
                                                                                           |
                                                                                    _______________
                                                                                          100%
                                                                                        Citizens
                                                                                    Management Inc.

                                                                                        Michigan


                                Allmerica Financial Corporation

                                            Delaware
     |                    |                     |                   |             |           |               |
_______________________________________________________________________________________________________________________
  Financial              100%                  100%               100%           100%        100%            100%
Profiles, Inc.     Allmerica, Inc.          Allmerica        First Allmerica  AFC Capital   Allmerica   First Sterling
                                          Funding Corp.      Financial Life    Trust I      Services        Limited
                                                                Insurance                  Corporation
                                                                 Company

 California         Massachusetts         Massachusetts       Massachusetts    Delaware   Massachusetts     Bermuda
                                                      |                                          |

_____________________________________________________________________________________________________________________
        |                    |                   |                     |                   |
       100%                100%                 100%                  100%                100%
     Allmerica           Allmerica           Allmerica             Allmerica           Allmerica
    Investment             Asset         Financial Services          Asset             Benefits
    Management          Management,          Insurance            Management,             Inc.
   Company, Inc.            Inc.            Agency, Inc.            Limited

   Massachusetts       Massachusetts       Massachusetts            Bermuda             Florida

                                                              ________________      _________________________________
                                                              Allmerica Equity         Greendale              AAM
                                                                 Index Pool             Special           Equity Fund
                                                                                       Placements
                                                                                          Fund

                                                               Massachusetts         Massachusetts       Massachusetts
_____________________________________
        |                   |                                 --------------  Grantor Trusts established for the benefit of First
       100%                100%                                               Allmerica, Allmerica Financial Life, Hanover and
     Allmerica          AMGRO, Inc.                                           Citizens
     Financial                                                   Allmerica               Allmerica
     Alliance                                                 Investment Trust          Securities
     Insurance                                                                             Trust
      Company
                                                               Massachusetts           Massachusetts
   New Hampshire       Massachusetts
                             |
                      _______________
                             |
                           100%                               --------------  Affiliated Management Investment Companies
                          Lloyds
                          Credit                                                    Hanover Lloyd's
                        Corporation                                                    Insurance
                                                                                        Company

                       Massachusetts                                                     Texas

                                                              --------------  Affiliated Lloyd's plan company, controlled by
                                                                              Underwriters for the benefit of The Hanover
                                                                              Insurance Company

                                                                                          AAM              AAM
                                                                                       Growth &            High
                                                                                      Income Fund       Yield Fund,
                                                                                          L.P.            L.L.C.

                                                                                        Delaware       Massachusetts

                                                              --------------  L.P. or L.L.C. established for the benefit of
                                                                              First Allmerica, Allmerica
                                                                              Financial Life, Hanover and
                                                                              Citizens


              ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY


     NAME                              ADDRESS                       TYPE OF BUSINESS
     ----                              -------                       ----------------
AAM Equity Fund                     440 Lincoln Street         Massachusetts Grantor Trust
                                    Worcester MA 01653

AAM Growth & Income Fund L.P.       440 Lincoln Street         Limited Partnership
                                    Worcester MA 01653

AFC Capital Trust I                 440 Lincoln Street         Statutory Business Trust
                                    Worcester MA 01653

Allmerica Asset Management Limited  440 Lincoln Street         Investment advisory services
                                    Worcester MA 01653

Allmerica Asset Management, Inc.    440 Lincoln Street         Investment advisory services
                                    Worcester MA 01653

Allmerica Benefits, Inc.            440 Lincoln Street         Non-insurance medical services
                                    Worcester MA 01653

Allmerica Equity Index Pool         440 Lincoln Street         Massachusetts Grantor Trust
                                    Worcester MA 01653

Allmerica Financial Alliance        100 North Parkway          Multi-line property and
  Insurance Company                 Worcester MA 01605          casualty insurance

Allmerica Financial Benefit         100 North Parkway          Multi-line property and
  Insurance Company                 Worcester MA 01605          casualty insurance

Allmerica Financial Corporation     440 Lincoln Street         Holding Company
                                    Worcester MA 01653

Allmerica Financial Insurance       440 Lincoln Street         Insurance Broker
  Brokers, Inc.                     Worcester MA 01653

Allmerica Financial Life            440 Lincoln Street         Life insurance, accident and
  Insurance and Annuity Company     Worcester MA 01653          health insurance, annuities,
  (formerly known as SMA Life                                   variable annuities and variable
  Assurance Company)                                            life insurance

Allmerica Financial Services        440 Lincoln Street         Insurance Agency
  Insurance Agency, Inc.            Worcester MA 01653

Allmerica Funding Corp.             440 Lincoln Street         Special purpose funding vehicle
                                    Worcester MA 01653          for commercial paper

Allmerica, Inc.                     440 Lincoln Street         Common employer for Allmerica
                                    Worcester MA 01653          Financial Corporation entities

Allmerica Financial Investment     440 Lincoln Street         Investment advisory services
  Management Services, Inc.        Worcester MA 01653
  (formerly known as Allmerica
  Institutional Services, Inc.)

Allmerica Investment                440 Lincoln Street         Investment advisory services
  Management Company, Inc.          Worcester MA 01653

Allmerica Investments, Inc.         440 Lincoln Street         Securities, retail broker-dealer
                                    Worcester MA 01653

Allmerica Investment Trust          440 Lincoln Street         Investment Company
                                    Worcester MA 01653

Allmerica Plus Insurance            440 Lincoln Street         Insurance Agency
  Agency, Inc.                      Worcester MA 01653

Allmerica Property & Casualty       440 Lincoln Street         Holding Company
  Companies, Inc.                   Worcester MA 01653

Allmerica Securities Trust          440 Lincoln Street         Investment Company
                                    Worcester MA 01653




Allmerica Services Corporation      440 Lincoln Street         Internal administrative services
                                    Worcester MA 01653          provider to Allmerica Financial
                                                                Corporation entities

Allmerica Trust Company, N.A.       440 Lincoln Street         Limited purpose national trust company
                                    Worcester MA 01653

AMGRO, Inc.                         100 North Parkway          Premium financing
                                    Worcester MA 01605

APC Funding Corp.                   440 Lincoln Street         Special purpose funding vehicle
                                    Worcester MA 01653          for commercial paper

Citizens Corporation                440 Lincoln Street         Holding Company
                                    Worcester MA 01653

Citizens Insurance Company          645 West Grand River       Multi-line property and casualty
  of America                        Howell MI 48843             insurance

Citizens Insurance Company          333 Pierce Road            Multi-line property and casualty
  of Illinois                       Itasca IL 60143             insurance

Citizens Insurance Company          3950 Priority Way          Multi-line property and casualty
  of the Midwest                    South Drive, Suite 200      insurance
                                    Indianapolis IN 46280

Citizens Insurance Company          8101 N. High Street        Multi-line property and casualty
  of Ohio                           P.O. Box 342250             insurance
                                    Columbus OH 43234

Citizens Management, Inc.           645 West Grand River       Services management company
                                    Howell MI 48843

Financial Profiles                  5421 Avenida Encinas       Computer software company
                                    Carlsbad, CA 92008

First Allmerica Financial Life      440 Lincoln Street         Life, pension, annuity, accident
  Insurance Company (formerly       Worcester MA 01653          and health insurance company
  State Mutual Life Assurance
  Company of America)

First Sterling Limited              440 Lincoln Street         Holding Company
                                    Worcester MA 01653

First Sterling Reinsurance          440 Lincoln Street         Reinsurance Company
  Company Limited                   Worcester MA 01653

Greendale Special Placements Fund   440 Lincoln Street         Massachusetts Grantor Trust
                                    Worcester MA 01653

The Hanover American Insurance      100 North Parkway          Multi-line property and casualty
  Company                           Worcester MA 01605          insurance

The Hanover Insurance Company       100 North Parkway          Multi-line property and casualty
                                    Worcester MA 01605          insurance




Hanover Texas Insurance             801 East Campbell Road     Attorney-in-fact for Hanover
  Management Company, Inc.          Richardson TX 75081         Lloyd's Insurance Company

Hanover Lloyd's Insurance Company   801 East Campbell Road     Multi-line property and casualty
                                    Richardson TX 75081         insurance

Lloyds Credit Corporation           440 Lincoln Street         Premium financing service franchises
                                    Worcester MA 01653

Massachusetts Bay Insurance         100 North Parkway          Multi-line property and casualty
  Company                           Worcester MA 01605          insurance

SMA Financial Corp.                 440 Lincoln Street         Holding Company
                                    Worcester MA 01653

Somerset Square, Inc.               440 Lincoln Street         Real estate holding company
                                    Worcester MA 01653

Sterling Risk Management            440 Lincoln Street         Risk management services
  Services, Inc.                    Worcester MA 01653



ITEM 27.  NUMBER OF CONTRACT OWNERS


     As of October 30, 1998, the Variable Account had 4,425 Qualified Contract Owners and 12,365 Non-Qualified Contract Owners funded by the Registrant under Registration Statement No. 333-9965

     As of October 30, 1998, there were no Contract Form 3027-98 Owners since sales had not yet begun.


ITEM 28.  INDEMNIFICATION

     Article VIII of the Bylaws of Allmerica Financial Life Insurance and Annuity Company (the Depositor) states: Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

ITEM 29.  PRINCIPAL UNDERWRITERS

     (a) Allmerica Investments, Inc. also acts as principal underwriter for the following:

     - VEL Account, VEL II Account, VEL Account III, Select Account III Inheiritance Account, Group VEL Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P, Allmerica Select Separate Account, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, Inheiritage Account and Separate Account KGC of Allmerica Financial Life Insurance and Annuity Company


     - Inheiritage Account, Allmerica Select Separate Account II, Separate Accounts I, VA-K, VA-P, VEL II Account, Group VEL Account, Allmerica Select Separate Account ,Separate Account KGC, Separate Account KG and Fulcrum Separate Account of First Allmerica Financial Life Insurance Company.

     -  Allmerica Investment Trust

     (b) The Principal Business Address of each of the following Directors and Officers of Allmerica Investments, Inc. is:
          440 Lincoln Street
          Worcester, Massachusetts 01653


        NAME                          POSITION OR OFFICE WITH UNDERWRITER
        ----                          -----------------------------------
     Abigail M. Armstrong      Secretary and Counsel

     Emil J. Aberizk, Jr.      Vice President

     Edward T. Berger          Vice President and Chief Compliance Officer

     Richard F. Betzler, Jr.   Vice  President

     Thomas P. Cunningham      Vice President, Chief Financial Officer and Controller

     Philip L. Herffernan      Vice President

     John F. Kelly             Director

     Daniel Mastrototaro       Vice President

     William F. Monroe, Jr.    Vice President

     David J. Mueller          Vice President

     John F. O'Brien           Director

     Stephen Parker            President, Director and Chief Executive Officer

     Edward J. Parry, III      Treasurer

     Richard M. Reilly         Director

     Eric A. Simonsen          Director

     Mark G. Steinberg         Senior Vice President

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     Each account, book or other document required to be maintained by
     Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained by the Company at 440 Lincoln Street, Worcester,
     Massachusetts.

ITEM 31.  MANAGEMENT SERVICES

     The Company provides daily unit value calculations and related services for the Company's separate accounts.

ITEM 32.  UNDERTAKINGS

     (a) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission ("SEC") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC heretofore or hereafter duly adopted pursuant to authority conferred in that section.

     (b) The registrant hereby undertakes to include in the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information.

     (c) The registrant hereby undertakes to deliver a Statement of Additional Information promptly upon written or oral request, according to the requirements of Form N-4.

     (d) Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and Controlling Persons of Registrant under any registration statement, underwriting agreement or otherwise, Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, Officer or Controlling Person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or Controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     (e) The Company hereby represents that the aggregate fees and charges under the Contracts are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Company.


ITEM 33. REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(b) PLANS AND UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     Registrant, a separate account of Allmerica Financial Life Insurance and Annuity Company

     ("Company"), states that it is (a) relying on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) relying on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code Section 403(b)(11). Registrant has taken the following steps in reliance on the letter:

     1. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement used in connection with the offer of the Company's variable contracts.

     2. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

     3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the redemption restrictions imposed by the Program and by Section 403(b)(11) to the attention of potential participants.

     4.   A signed statement acknowledging the participant's understanding of
          (I) the restrictions on redemption imposed by the Program and by
          Section 403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable annuity contract prior to or at the time of purchase.

     Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable annuity contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts on the 18th day of December, 1998.


                               SEPARATE ACCOUNT KG OF
               ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                                   By:     /S/ ABIGAIL M. ARMSTRONG
                                       -------------------------------------
                                         Abigail M. Armstrong, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


SIGNATURES                             TITLE                                DATE
----------                             -----                                ----

  /S/ JOHN F. O'BRIEN                Director and Chairman of           December 18, 1998
-----------------------------        the Board
John F. O'Brien

  /S/ BRUCE C. ANDERSON              Director
-----------------------------
Bruce C. Anderson

  /S/ WARREN E. BARNES               Vice President and
-----------------------------        Corporate Controller
Warren E. Barnes


  /S/ ROBERT E. BRUCE                Director and Chief
-----------------------------        Information Officer
Robert E. Bruce

  /S/ JOHN P. KAVANAUGH              Director, Vice President and
-----------------------------        Chief Investment Officer
John P. Kavanaugh

  /S/ JOHN F. KELLY                  Director, Vice President
-----------------------------        and General Counsel
John F. Kelly

  /S/ J. BARRY MAY                   Director
-----------------------------
J. Barry May

  /S/ JAMES R. MCAULIFFE             Director
-----------------------------
James R. McAuliffe

  /S/ EDWARD J. PARRY III            Director, Vice President,
-----------------------------        Chief Financial Officer
Edward J. Parry III                  (Controller) and Treasurer

  /S/ RICHARD M. REILLY              Director, President and
-----------------------------        Chief Executive Officer
Richard M. Reilly

  /S/ ROBERT P. RESTREPO, JR.        Director
-----------------------------
Robert P. Restrepo, Jr.

  /S/ ERIC A. SIMONSEN               Director and Vice President
-----------------------------
Eric A. Simonsen

  /S/ PHILLIP E. SOULE               Director
-----------------------------
Phillip E. Soule


                                  EXHIBIT TABLE


Exhibit 4           Minimum Guaranteed Annuity Payout Rider

Exhibit 9           Opinion of Counsel

Exhibit 10          Consent of Independent Accountants